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TABLE OF CONTENTS 2

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
NEON COMMUNICATIONS GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common Stock, $0.01 par value
(2)	Aggregate number of securities to which transaction applies:
        49,080,717 shares of Common Stock, options to purchase 3,490,553 shares of Common Stock and warrants to purchase 1,578,620 shares of Common Stock

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        Calculated as of the close of business on August 1, 2007, based on the sum of (i) 49,080,717 shares of Common Stock outstanding on that date at $5.25 per share, (ii) 2,971,753 shares of Common Stock that may be issued upon conversion of 2,971,753 shares of preferred stock, and (iii) options and warrants outstanding on that date to purchase 5,069,173 shares of Common Stock multiplied by $1.625 (which is the difference between $5.25 and the weighted average exercise price of such options or warrants of $3.62 per share). In accordance with Section 14(g) of the Securities Exchange Act of 1934, the filing fee was determined by multiplying $0.00003070 by the aggregate transaction value as described in the preceding sentence.

	(4)	Proposed maximum aggregate value of transaction: $281,513,337
	(5)	Total fee paid: $8,642.46
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

October 1, 2007

NEON COMMUNICATIONS GROUP, INC.
2200 West Park Drive
Westborough, Massachusetts 01581

Dear Stockholder:

        You are cordially invited to attend the special meeting of stockholders of NEON Communications Group, Inc. ("NEON"), to be held on November 6, 2007 at 10:00 a.m., local time, at our headquarters at 2200 West Park Drive, Westborough, Massachusetts 01581.

        At the special meeting, we will ask you to consider and vote upon (i) a proposal to adopt the Agreement and Plan of Merger dated as of June 24, 2007 among our company, RCN Corporation ("RCN") and a wholly owned subsidiary of RCN (the "merger agreement"), and approve the merger of this subsidiary with us pursuant to the merger agreement (the "merger"), and (ii) a proposal to approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement and approve the merger. If the merger is completed, NEON's stockholders will have the right to receive between $5.15 and $5.25 in cash, without interest, for each share of NEON common stock and preferred stock they own, unless they have properly exercised their appraisal rights. The final per share price will be determined based on the amount of NEON's consolidated revenues (subject to certain adjustments) for a specified testing period prior to the closing.

        Our board of directors has carefully reviewed and considered the terms and conditions of the proposed merger. Based on its review, the board of directors has determined that the merger agreement is fair, and advisable to, and in the best interests of, our stockholders. Our board of directors unanimously recommends that you vote FOR the adoption of the merger agreement and the approval of the merger and FOR the adjournment of the special meeting, if necessary, to solicit additional proxies.

        Your vote is important. We cannot complete the merger unless, among other things, the holders of a majority of the shares of NEON common stock and preferred stock outstanding and entitled to vote at the special meeting, voting together as a single class, adopt the merger agreement and approve the merger. Failure to submit a signed proxy or vote in person at the special meeting will have the same effect as a vote against the approval of the merger. Whether or not you plan to attend the special meeting, please take the time to vote by completing the enclosed proxy card and mailing it to us. Only holders of record of NEON common stock and preferred stock at the close of business on September 28, 2007 will be entitled to vote at the special meeting. If you hold your shares in "street name," you should instruct your broker how to vote in accordance with your voting instruction form.

        To indicate their support for the merger, three of our stockholders have entered into similar support agreements in which they agreed to vote, in the aggregate, shares of our common stock and preferred stock representing approximately 28.3% of the shares of our common stock and preferred stock outstanding for the adoption of the merger agreement and approval of the merger. This agreement is subject to the continued recommendation by our board of directors of the approval of the merger.

        This proxy statement explains the proposed merger and the merger agreement, and provides specific information concerning the special meeting. Please review this document carefully.

                      Sincerely,

                      Ted S. Lodge
                       Chairman of the Board of Directors

This proxy statement is dated October 1, 2007, and is first being mailed to NEON's stockholders on or about October 4, 2007.

NEON COMMUNICATIONS GROUP, INC.
2200 West Park Drive
Westborough, Massachusetts 01581

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be Held on November 6, 2007

Dear Stockholders:

        We will hold a special meeting of stockholders of NEON Communications Group, Inc., a Delaware corporation ("NEON"), at our headquarters at 2200 West Park Drive, Westborough, Massachusetts 01581, on November 6, 2007 at 10:00 a.m., local time, to consider and vote upon the following:

  1.
  A proposal to adopt the Agreement and Plan of Merger, dated as of June 24, 2007, by and among RCN Corporation ("RCN"), Raven Acquisition Corporation, a direct wholly-owned subsidiary of RCN, and NEON (the "merger agreement"), and approve the merger described in the merger agreement (the "merger") in which each share of NEON common stock, par value $.01 per share, and each share of NEON preferred stock, par value $.01 per share, will be converted into the right to receive between $5.15 and $5.25 per share in cash, without interest (based on the amount of NEON's consolidated revenues during a testing period prior to the closing, subject to certain adjustments);

  2.
  A proposal to adjourn the special meeting to a later time, if necessary, to solicit additional proxies in favor of the proposal to adopt the merger agreement and approve the merger; and

  3.
  Such other proposals, if any, as may properly be brought before the special meeting.

        We will transact no other business at the special meeting except such business as may properly be brought before the special meeting or any adjournments thereof.

        The record date for the purpose of determining the stockholders who are entitled to receive notice of and to vote at the special meeting is September 28, 2007. Only holders of record of NEON common stock and preferred stock at the close of business on that date will be entitled to notice of and to vote at the special meeting or any adjournments thereof.

        THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF NEON COMMON STOCK AND PREFERRED STOCK, VOTING AS A SINGLE CLASS, IS REQUIRED TO ADOPT THE MERGER AGREEMENT AND APPROVE THE MERGER. The approval of the adjournment of the special meeting requires the affirmative vote of the stockholders holding at least a majority of the shares of our common stock and preferred stock, voting together as a single class, present at the meeting and entitled to vote. This proxy statement describes the proposed merger, the merger agreement and the actions to be taken in connection with the merger and provides additional information about the parties involved. Please give this information your careful attention.

        If you do not wish to accept the consideration provided for in the merger agreement, you have the right to exercise appraisal rights under Section 262 of the Delaware General Corporation Law and obtain the "fair value" of your shares of common stock and preferred stock of NEON, provided that you comply with the conditions established under applicable Delaware law. For a discussion regarding your appraisal rights, see the section titled "The Merger—Appraisal Rights" in the accompanying proxy statement and Annex D to the proxy statement, which sets forth the text of that statute.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE ADOPTION OF THE MERGER AGREEMENT AND THE APPROVAL OF THE MERGER AND FOR THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES.

        If you plan to attend the special meeting in person, please be aware that seating may be limited. Registration and seating will begin at 9:00 a.m. Please bring valid picture identification, such as a driver's license or passport. You may be required to provide this identification upon entry to the meeting. Stockholders holding stock in brokerage accounts, or "street name" holders, will also need to bring a copy of a brokerage statement reflecting their stock ownership as of the record date. Cameras, cell phones, recording devices and other electronic devices will not be permitted at the special meeting.

        Whether or not you plan to attend the special meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage-paid return envelope. You may revoke the proxy at any time prior to its exercise in the manner described in this proxy statement. Any stockholder present at the special meeting, including any adjournments of it, may revoke any previously granted proxy and vote personally on the proposal to adopt the merger agreement and approve the merger. Executed proxy cards that are not marked with any instructions will be voted for the adoption of the merger agreement and the approval of the merger and for the adjournment of the special meeting, if necessary, to solicit additional proxies. If you fail to return a properly signed proxy card or to vote in person at the special meeting, your shares effectively will be counted as a vote against the adoption of the merger agreement and the approval of the merger.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved this transaction, passed upon the merits or fairness of this transaction, or passed upon the adequacy or accuracy of the information contained in this document. Any representation to the contrary is a criminal offense.

        PLEASE DO NOT SEND ANY SHARE CERTIFICATES AT THIS TIME.

                      By order of the board of directors,

                      Sincerely,

                      Gene M. Bauer
                       Corporate Secretary

October 1, 2007

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETING
SUMMARY
The Companies (see page 14)
Our Reasons for the Merger (see page 26)
Recommendation of our Board of Directors (see page 29)
Opinion of our Financial Advisor (see page 29)
The Special Meeting (see page 15)
The Merger (see page 18)
Interests of Our Directors and Executive Officers in the Merger (see page 36)
Material U.S. Federal Income Tax Consequences of the Merger (see page 39)
Appraisal Rights (see page 42)
Conditions to Completing the Merger (see page 46)
Competing Acquisition Proposals (see page 48)
Termination of the Merger Agreement (see page 50)
THE COMPANIES
NEON Communications Group, Inc.
RCN Corporation
Raven Acquisition Corporation
THE SPECIAL MEETING
Date, Time and Place
Purpose of the Special Meeting
Record Date; Shares Entitled to Vote; Quorum
Vote Required
Shares Owned by Our Directors and Executive Officers; Support Agreements
Voting of Proxies
Revocability of Proxies
Solicitation of Proxies
THE MERGER
Background of the Merger
Reasons for the Merger
Recommendation of Our Board of Directors
Opinion of Our Financial Advisor
Merger Financing; Source and Amounts of Funds
Interests of Our Directors and Executive Officers in the Merger
Material U.S. Federal Income Tax Consequences
Regulatory Approvals
Appraisal Rights
Delisting and Deregistration of Our Common Stock
Structure of the Merger
Effective Time of the Merger
Charter Documents, Directors and Officers of NEON
The Merger Consideration
Treatment of Our Stock Options and Warrants
Paying Agent
Surrender of Stock Certificates
Lost, Stolen or Destroyed Certificates
Unclaimed Amounts

i

THE MERGER AGREEMENT
Per Share Consideration Price Adjustment Mechanism
Conditions to the Completion of the Merger
Acquisition Proposals
Restrictions on Adverse Recommendation Change
Termination
Fees and Expenses
Representations and Warranties
Covenants
Amendment, Extension and Waiver
SUPPORT AGREEMENTS
PROPOSAL TO ADJOURN THE SPECIAL MEETING
The Adjournment Proposal
Vote Required and Board Recommendation
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OTHER MATTERS
MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS
FUTURE STOCKHOLDER PROPOSALS
SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS
WHERE YOU CAN FIND ADDITIONAL INFORMATION

Annex A—Agreement and Plan of Merger
Annex B—Support Agreements
Annex C—Opinion of The Bank Street Group, LLC
Annex D—Dissenters or Appraisal Rights

ii

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETING

Q:
What am I being asked to vote on?

A:
You are being asked to vote to adopt a merger agreement that provides for the acquisition of NEON by RCN and to approve the related merger of NEON with a subsidiary of RCN. The proposed transaction is to be accomplished through a merger of Raven Acquisition Corporation, a direct wholly owned subsidiary of RCN, with and into NEON, with NEON surviving, which we refer to as the merger. As a result of the merger:

•
NEON will become a direct wholly owned subsidiary of RCN;

•
our common stock will cease to be listed on the American Stock Exchange and no longer will be publicly traded;

•
we will no longer be obligated to file periodic reports with the Securities and Exchange Commission; and

•
each outstanding share of our common stock and preferred stock will be converted into the right to receive between $5.15 and $5.25 per share in cash, without interest.

Q:
Why is my vote important?

A:
Your vote is important because, among other things, in order for us to complete the merger at least a majority of our outstanding shares of common stock and preferred stock, voting together as a single class, have to be voted in favor of adopting the merger agreement and approving the merger. Accordingly, your failure to vote, including by abstaining or as a result of broker non-votes, will have the same effect as a vote against the proposal to adopt the merger agreement and approve the merger.

Q:
Who is entitled to vote at the special meeting?

A:
Holders of record of shares of NEON common stock and preferred stock as of the close of business on September 28, 2007, the record date for the special meeting, are entitled to vote at the special meeting, or at any adjournments of the special meeting.

Q:
What vote is required to approve the merger?

A:
Stockholders holding at least a majority of the outstanding shares of our common stock and preferred stock, voting together as a single class, must vote FOR the proposal to adopt the merger agreement and approve the merger for it to be validly approved.

Q:
How does our board of directors recommend that I vote?

A:
Our board of directors unanimously recommends that our stockholders vote FOR the proposal to adopt the merger agreement and approve the merger and FOR the adjournment of the special meeting, if necessary, to solicit additional proxies in favor of the proposal to adopt the merger agreement and approve the merger. You should read "The Merger—Reasons for the Merger," beginning on page 26, for a discussion of the factors that our board of directors considered in deciding to recommend the proposal to adopt the merger agreement and approve the merger.

Q:
What will I receive in the merger?

A:
Subject to the terms of the merger agreement, in the merger each issued and outstanding share of NEON common stock and preferred stock automatically will be converted into the right to receive between $5.15 and $5.25 per share in cash, without interest. The actual payment to you may be reduced by the amount of any required tax withholding.

Q:
How will the final per share merger consideration be determined?

A:
If the consolidated revenue, subject to certain adjustments, of NEON for the three-month testing period applicable to the closing, which we refer to as adjusted consolidated revenue, is greater than or equal to $19.570 million, in the case of a closing on or prior to November 15, 2007, or $19.816 million thereafter, the final per share merger consideration will be $5.25 per share in cash. If the adjusted consolidated revenue of NEON is less than $19.570 million, in the case of a closing on or prior to November 15, 2007, or $19.816 million thereafter (but greater than $19.377 million, in the case of a closing on or prior to November 15, 2007, or $19.495 million thereafter), then the final per share merger consideration will be adjusted on a proportionate basis between a floor of $5.15 and a maximum of $5.25 based on the actual amount of such adjusted consolidated revenue. See "The Merger Agreement—Per Share Consideration Price Adjustment Mechanism."

Q:
What will happen to my outstanding stock options and warrants?

A:
Under the merger agreement, any vesting remaining to be completed on any NEON stock options will be accelerated, and:

•
each outstanding option will be canceled in exchange for an amount in cash determined by multiplying (i) the excess, if any, of the final per share merger consideration over the per share exercise price of the option by (ii) the number of shares of NEON common stock issuable upon exercise of the option;

•
each outstanding warrant will be canceled in exchange for an amount in cash determined by multiplying (i) the excess, if any, of the final per share merger consideration over the exercise price of the warrant by (ii) the number of shares of NEON common stock issuable upon exercise of the warrant; and

•
the payments due to the holders of NEON stock options or warrants may be reduced by the amount of any required tax withholding.

Q:
Am I entitled to appraisal rights?

A:
Yes. Under the General Corporation Law of the State of Delaware, holders of our common stock and our preferred stock who do not vote in favor of the proposal to adopt the merger agreement and approve the merger will have the right to seek appraisal of the fair value of their shares as determined by the Delaware Court of Chancery if the merger is completed, but only if they submit a written demand for an appraisal prior to the vote on the proposal to adopt the merger agreement and approve the merger, vote against, or abstain from voting for, the proposal to adopt the merger agreement and approve the merger, and otherwise comply with the Delaware law procedures explained in this proxy statement.

Q:
Is the merger expected to be taxable to me?

A:
Generally, yes. The receipt of between $5.15 and $5.25 in cash for each share of our common stock and our preferred stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. For U.S. federal income tax purposes, you will generally recognize gain or loss as a result of the merger measured by the difference, if any, between the amount per share merger consideration you receive and your adjusted tax basis in that share.

  You should read "The Merger—Material U.S. Federal Income Tax Consequences" beginning on page 39 for a more complete discussion of the federal income tax consequences of the merger. Tax matters can be complicated and the tax consequences of the merger to you will depend on your particular tax situation. You should also consult your tax advisor on the tax consequences of the merger to you.

Q:
What do I need to do now?

A:
After carefully reading and considering the information contained in this proxy statement, please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid return envelope as soon as possible. If you sign and send in your proxy card and do not mark it to show how you want to vote, we will count your proxy as a vote in favor of the adoption of the merger agreement and approval of the merger and in favor of any proposal to adjourn the special meeting to solicit additional proxies.

Q:
Can I change my vote after I have mailed my signed proxy?

A:
Yes. You can change your vote at any time before your proxy is voted at the special meeting. You can do this in one of three ways. First, you can send a written notice stating that you would like to revoke your proxy. Second, you can complete and submit a new proxy bearing a later date. If you choose either of these two methods, then you must submit your notice of revocation or your new proxy to us before the special meeting at NEON Communications Group, Inc., 2200 West Park Drive, Westborough, Massachusetts 01581, Attention: Corporate Secretary. Third, you can attend the special meeting and deliver a signed notice of revocation, deliver a later-dated duly executed proxy or vote in person. Your attendance at the special meeting will not, in and of itself, result in the revocation of a proxy or cause your shares to be voted.

Q:
What happens if I do not submit a proxy or vote in person at the special meeting?

A:
Because the required vote of our stockholders is based upon the number of outstanding shares of our common stock and preferred stock, rather than upon the number of shares actually voted, any failure by a holder of NEON shares to vote for the adoption of the merger agreement and approval of the merger, in person at the special meeting or by proxy, including abstentions and broker non-votes, will have the same effect as a vote against the adoption of the merger agreement and approval of the merger.

Q:
If my shares are held in "street name" by my broker or bank, will my broker or bank automatically vote my shares for me?

A:
No. Your broker or bank is allowed to vote your shares only if you provide instructions on how to vote. You should follow the directions provided by your broker or bank regarding how to instruct your broker or bank to vote your shares. Without instructions, your shares will not be voted, which will have the same effect as a vote against the adoption of the merger agreement and approval of the merger.

Q:
When is the special meeting and where will it be held?

A:
The special meeting will take place on November 6, 2007 at 10:00 a.m., local time, at our headquarters at 2200 West Park Drive, Westborough, Massachusetts 01581. You may attend the special meeting and vote your shares in person, rather than completing, signing, dating and returning your proxy. If you wish to vote in person and your shares are held by a broker or other nominee, you need to obtain a proxy from the broker or other nominee authorizing you to vote your shares held in the broker's name.

Q:
May I vote via the Internet or telephone?

A:
Yes. If your shares are held through a broker or bank and such a service is provided by your broker or bank, you may vote by completing and returning the voting form provided by your broker or bank or via the Internet or by telephone through your broker or bank. You should follow the instructions on the voting form provided by your broker or bank. If your shares are registered in your name, you may vote only by returning a signed proxy card or by voting in person at the special meeting, and you will not be able to vote via the Internet or telephone.

Q:
Should I send in my stock certificates now?

A:
No. Stockholders who hold their shares in certificated form will need to exchange their NEON stock certificates for cash after the merger is completed. We will send stockholders instructions for exchanging their stock certificates at that time. Stockholders who hold their shares in book-entry form also will receive instructions for exchanging their shares after we complete the merger. Please do not send in your stock certificates with your proxy.

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:
What are the conditions to the completion of the merger?

A:
In addition to obtaining stockholder approval, we must satisfy various other customary closing conditions, including the expiration or termination of applicable regulatory waiting periods and receipt of certain other required regulatory clearances from the Federal Communications Commission and four state public utility commissions, before the merger can be completed. Both RCN and we filed the required notifications and report forms under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in August, 2007 and have been notified by the Federal Trade Commission that we have received "early termination" of the waiting period. As of September 25, 2007 we had obtained approval from the Federal Communications Commission, the Delaware Public Service Commission, the New York State Public Service Commission and the Pennsylvania Public Utility Commission and were awaiting approval from the New Jersey Board of Public Utilities. In addition, RCN's obligation to complete the merger is subject to our achieving certain consolidated revenue and earnings before interest, taxes, depreciation and amortization ("EBITDA"), subject to certain adjustments, which we refer to as adjusted EBITDA, milestones during one of two three-month testing periods prior to the merger and the delivery by our independent public accountants of an agreed form of report with respect to our calculation of such amounts. Also, RCN's obligation to complete the merger is conditioned upon our delivery of audited financial statements to RCN for the nine month period ended June 30, 2007, in the case of a closing on or prior to November 15, 2007, or the twelve month period ending September 30, 2007, in the case of a closing thereafter, as well as a specified audit report from our independent registered public accounting firm. The merger is also conditioned on our obtaining the release of certain contractual obligations relating to our former hosting businesses, which should be completed prior to the special meeting. Subject to the satisfaction of those closing conditions, we currently expect the merger to occur in the last calendar quarter of 2007 (although under the merger agreement, the merger cannot occur prior to October 15, 2007). For further detail, please read "The Merger Agreement—Conditions to the Completion of the Merger."

Q:
Where can I learn more about RCN?

A:
Information about RCN is available from its 2006 Annual Report, which can be obtained for free from its website at www.rcn.com.

Q:
Who can help answer my questions?

A:
If you have any questions about the merger, including the procedures for voting your shares, or if you need additional copies of this proxy statement or the enclosed proxy, without charge, you should contact us, as follows:

  NEON Communications Group, Inc.
  Corporate Secretary
  2200 West Park Drive
  Westborough, Massachusetts 01581
  Telephone: (508) 616-7800
  Email: Merger@neoninc.com

SUMMARY

        This summary highlights selected information from this proxy statement and may not contain all the information that is important to you. You should carefully read this entire proxy statement and the other documents to which we have referred you. See "Where You Can Find Additional Information" on page 66. Each item in this summary refers to the page of this document on which the applicable subject is discussed in more detail.

The Companies (see page 14)

        NEON Communications Group, Inc., 2200 West Park Drive, Westborough, Massachusetts 01581, Telephone: (508) 616-7800 (see page 14). NEON Communications Group, Inc. is a facilities-based wholesale communications provider, supplying high bandwidth fiber optic capacity and comprehensive end-to-end telecom services to communications companies and enterprise customers on an intercity, regional and metro network in the 12-state Northeast and mid-Atlantic region. NEON's network consists of 4,800 route miles and over 230,000 fiber miles from Maine to Virginia.

        RCN Corporation, 196 Van Buren Street, Suite 300, Herndon, Virginia 20170, Telephone: (703) 434-8200 (see page 14). RCN Corporation is one of the largest facilities-based competitive providers of bundled cable, high-speed internet and phone services delivered over its own fiber-optic local network to residential and small business customers in Boston, New York, eastern Pennsylvania, Washington D.C. and Chicago. Its subsidiary, RCN Business Solutions, provides bulk video, high-capacity data and voice services to business customers. RCN provides service in the Boston, New York, Eastern Pennsylvania, Washington, D.C., and Chicago metropolitan markets.

        Raven Acquisition Corporation, 196 Van Buren Street, Suite 300, Herndon, Virginia 20170, Telephone: (703) 434-8200 (see page 14). Raven Acquisition Corporation ("Raven") is a direct wholly-owned subsidiary of RCN.

Our Reasons for the Merger (see page 26)

        Our board of directors carefully considered the terms of the merger and the other strategic alternatives available to our company in deciding to enter into the merger agreement and to recommend that stockholders vote FOR the proposal to adopt the merger agreement and approve the merger. Among others, the significant factors considered by our board of directors included:

  •
  the consideration of at least $5.15 per share and up to $5.25 per share in cash to be paid in the proposed merger;

  •
  NEON's business, financial condition, results of operations and competitive position;

  •
  the terms and conditions of the merger agreement;

  •
  the opinion of The Bank Street Group LLC ("Bank Street") that the consideration of $5.25 in cash per share of NEON common stock and preferred stock, subject to the price reduction described on page 29, under "The Merger—Opinion of Our Financial Advisor", which we refer to as the price reduction, to be received by the holders of NEON common stock and preferred stock pursuant to the merger agreement was fair, from a financial point of view, to such stockholders, taken as a whole;

  •
  the fact that the value offered to our stockholders by the final price range of $5.15 to $5.25 in cash in the proposed merger agreement with RCN was substantially higher than the value per share implied by the indications of interest submitted by the six parties other than RCN that had made proposals regarding the purchase of our entire company or our fiber optic transport business during the strategic review process undertaken by our company.

        The board also considered the fact that certain of our directors and executive officers have interests that are different from, or in addition to, the interests of our stockholders generally.

Recommendation of our Board of Directors (see page 29)

        Our board of directors, at a meeting at which all directors were present, unanimously determined that the terms of the merger agreement and the transactions described in the merger agreement are advisable and fair to, and in the best interests of, our stockholders. Our board of directors unanimously recommends that our stockholders vote FOR the proposal to adopt the merger agreement and approve the merger and FOR the adjournment of the special meeting, if necessary, to solicit additional proxies in favor of the proposal to adopt the merger agreement and approve the merger.

Opinion of our Financial Advisor (see page 29)

        On June 23, 2007, Bank Street delivered its oral opinion to our board as a follow up to its presentation to our board on June 13, 2007, and subsequently confirmed in writing, as of June 24, 2007, that based upon and subject to assumptions made, matters considered, qualifications and limitations set forth in the opinion, the consideration of $5.25 in cash per share of NEON common stock and preferred stock, subject to the price reduction, to be received by our stockholders pursuant to the merger agreement is fair, from a financial point of view, to such stockholders, taken as a whole.

        The full text of the written opinion of Bank Street, dated June 24, 2007, which sets forth assumptions made, matters considered, qualifications and limitations on the review undertaken by Bank Street in connection with the opinion, is attached as Annex C to this proxy statement and is incorporated in this proxy statement by reference. The Bank Street opinion is not a recommendation as to how any stockholder of our common stock or preferred stock should vote with respect to the transaction. Stockholders are urged to read the opinion and consider it carefully.

        Pursuant to an engagement letter between us and Bank Street, we agreed to pay to Bank Street a customary transaction fee, a significant portion of which is payable upon consummation of the merger. See "The Merger—Opinion of Our Financial Advisor".

The Special Meeting (see page 15)

        Date, Time and Place (see page 15). The special meeting of our stockholders will be held on November 6, 2007 at 10:00 a.m., local time, at our headquarters at 2200 West Park Drive, Westborough, Massachusetts, 01581. At the special meeting, our stockholders will be asked to (i) adopt the merger agreement and approve the merger, and (ii) approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement and approve the merger.

        Record Date, Voting Power (see page 15). Our stockholders are entitled to vote at the special meeting if they are shown by our records to have owned shares of our common stock or preferred stock as of the close of business on September 28, 2007, the record date. On the record date, there were 49,080,717 shares of our common stock and 2,971,753 shares of our preferred stock outstanding at the special meeting. Stockholders will have one vote at the special meeting for each share of our common stock or our preferred stock that they owned on the record date.

        Vote Required (see page 15). The adoption of the merger agreement and approval of the merger requires the affirmative vote of stockholders holding at least a majority of the shares of our common stock and preferred stock, voting together as a single class, outstanding at the close of business on the record date. The approval of the adjournment of the special meeting requires the affirmative vote of stockholders holding at least a majority of the shares of our common stock and preferred stock, voting together as a single class, present at the meeting and entitled to vote. Failure to submit a signed proxy or vote in person at the special meeting will have the same effect as a vote against adoption of the merger agreement and approval of the merger. Failure to submit a proxy or to vote in person at the special meeting for the adjournment of the special meeting, including broker non-votes, will have no effect on the outcome of the proposal, while abstentions will have the same effect as a vote against the proposal.

        Voting and Revocability of Proxies (see page 16). We are asking our stockholders to complete, date and sign the accompanying proxy card and promptly return it in the pre-addressed accompanying envelope. Brokers or banks holding shares in "street name" may vote the shares on our merger proposal only if the beneficial owner provides instructions on how to vote. Brokers or banks will provide beneficial owners for whom they hold shares with directions on how to give instructions to vote the shares. All properly executed proxies that we receive before the vote at the special meeting, and that are not revoked, will be voted in accordance with the instructions indicated on the proxies. If no direction is indicated on a properly executed proxy returned to us, then the underlying shares will be voted FOR the proposal to adopt the merger agreement and approve the merger and FOR the adjournment of the special meeting, if necessary, to solicit additional proxies.

        We do not expect any other business to come before the special meeting. If other business properly comes before the special meeting, then the persons named as proxies will vote in accordance with their judgment.

        A stockholder may revoke a previously-given proxy at any time prior to its use by delivering a signed notice of revocation or a later-dated, signed proxy to NEON's Secretary. In addition, a stockholder may revoke a previously given proxy by delivering, on the day of the special meeting, a signed notice of revocation or a later-dated signed proxy to the clerk of the special meeting. A stockholder also may revoke a previously-given proxy by attending the special meeting and voting in person. A stockholder's attendance at the special meeting will not in itself result in the revocation of a previously given proxy or cause the stockholder's shares to be voted.

        Solicitation of Proxies and Expenses (see page 17). We will bear the cost and expense associated with the solicitation of proxies from our stockholders. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from our stockholders by telephone, internet, facsimile or other electronic means or in person. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in sending proxy materials to beneficial owners.

The Merger (see page 18)

        The Merger Agreement; Structure of the Merger (see page 43). The merger agreement being submitted for our stockholders' approval as described in this proxy statement relates to the proposed acquisition of our company by RCN. If the merger is completed, Raven, a direct wholly-owned subsidiary of RCN, will be merged with and into NEON, we will become a direct wholly-owned subsidiary of RCN and our outstanding shares will be converted into the right to receive the cash consideration described below (see page 44). Among other things, the merger agreement contains detailed representations and warranties made by us to RCN, covenants regarding the conduct of our business pending completion of the merger, consents and approvals required for and conditions to the completion of the merger and restrictions on our ability to consider other acquisition proposals and on the conduct of our business pending the merger.

        Consideration (see page 44). Upon the closing of the merger, our stockholders will be entitled to receive, for each share of our common stock or our preferred stock they hold, at least $5.15 per share and up to $5.25 per share in cash, without interest. See the section titled "The Merger Agreement—Per Share Consideration Price Adjustment Mechanism" for a more thorough discussion of the price adjustment mechanism. Based on the number of shares of our common stock and our preferred stock outstanding on September 28, 2007 and giving effect to the treatment provided for in the merger agreement of all stock options and warrants exercisable for our common stock, the aggregate consideration payable by RCN to our stockholders and to the holders of NEON options and warrants will be approximately between $275,784,782 million and $281,495,972 million. The payments due to our stockholders, as well as to the holders of NEON stock options or warrants as described below, may be reduced by the amount of any required tax withholding.

        Stock Options (see page 44). Each stock option to acquire shares of our common stock that is outstanding immediately before the completion of the merger will be canceled and the holder of that option will be entitled to receive a cash payment equal to the excess, if any, of the per share merger consideration over the per share exercise price of the option (regardless of whether or not such stock option is vested and exercisable). Upon the completion of the merger, holders of canceled stock options will have no further rights in respect of such canceled stock options except the right to receive this cash payment.

        Warrants (see page 44). Each warrant that is outstanding immediately before the completion of the merger will be canceled and the holder of that warrant will be entitled to receive a cash payment equal to the excess, if any, of the per share merger consideration over the exercise price of the warrant.

        Anticipated Closing (see page 43). We expect to close the merger promptly after the approval of the proposal to adopt the merger agreement and approve the merger by our stockholders and after all other conditions to the merger have been satisfied or waived. Subject to the satisfaction of the applicable conditions to closing, at present we anticipate that the closing will occur in the last calendar quarter of 2007; however, the closing will not occur prior to October 15, 2007.

Interests of Our Directors and Executive Officers in the Merger (see page 36)

        In considering the recommendation of our board of directors to vote for the proposal to adopt the merger agreement and approve the merger, you should be aware that some of our directors and executive officers have personal interests in the merger that are, or may be, different from, or in addition to, your interests. We currently have employment or severance agreements in place with Ted S. Lodge, Kurt Van Wagenen, Gene M. Bauer, Eric J. Sandman and John P. Stack that could provide severance benefits if their employment is terminated without cause following the merger. These agreements are described in more detail in "The Merger—Interests of Our Directors and Executive Officers in the Merger—Employment and Severance Agreements with Executive Officers" on page 36. In addition, all of our executive officers hold options to purchase shares of our common stock. Upon completion of the merger, each outstanding stock option, whether or not it is vested, to purchase shares of our common stock will be canceled in exchange for a cash payment equal to the excess, if any, of the per share merger consideration over the per share option exercise price, multiplied by the number of shares of our common stock subject to the option. Finally, the terms of the merger agreement provide for the continuation of indemnification rights (for actions both before and after the merger) and liability insurance coverage for our current and former directors and executive officers. Our board of directors was aware of these interests and considered them, among other matters, when approving the merger agreement. For a more complete description, see "The Merger—Interests of Our Directors and Executive Officers in the Merger."

        Shares of NEON Owned by Our Directors and Executive Officers (see page 38). On the record date, our directors and executive officers beneficially owned and were entitled to vote shares of our common stock and preferred stock representing approximately 15.10% of the aggregate number of shares of our common stock and preferred stock outstanding on that date.

        Relationships of Our Directors with RCN. Two of our directors also beneficially own or are affiliated with beneficial owners of RCN common stock. These directors are Steven Lampe and Steven G. Singer. Mr. Lampe is a managing member of Lampe Conway & Co. LLC, an investment management company that serves as investment manager to LC Capital Master Fund Ltd. and LC Capital/Capital Z SPU, LP, which, held 855,211 shares of RCN common stock as of September 28, 2007. Mr. Singer is a co-trustee of certain trusts owning approximately 40% of an entity that beneficially owns 5,702 shares of RCN common stock and holds an indirect minority beneficial interest in that entity. Mr. Singer is also a co-trustee of a trust that directly owns 70,000 shares of RCN common stock. Additionally, the Singer Children Management Trust, which was established for the benefit of the children of Mr. Singer's brother, beneficially owns a material number of shares of RCN common stock. A third director, José A. Cecin, Jr. is employed by an investment banking firm that has been engaged by RCN in relation to transactions not involving our company.

        Support Agreements (see page 58). LC Capital Master Fund Ltd., a stockholder affiliated with Mr. Lampe (who is a director), Singer Children Management Trust, a stockholder affiliated with Mr. Singer (who is a director), and Loeb Partners Corporation have entered into similar support agreements with RCN. Under the terms of the support agreements, those stockholders have agreed to vote, in the aggregate, shares of our common stock and preferred stock representing approximately 28.3% of our outstanding shares in favor of the merger agreement and the other transactions described in the merger agreement unless the board of directors has made an adverse recommendation change pursuant to the merger agreement.

        Under the support agreements, each of the three stockholders also agreed to vote the shares of our common and preferred stock held by that stockholder against:

  •
  any extraordinary corporate transaction such as merger, consolidation or other business combination involving our company (other than the merger with RCN);

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  any sale, lease or transfer of a material amount of our assets, or a reorganization, recapitalization, dissolution or liquidation of our company;

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  any change in the persons who constitute our board that is not approved in advance by at least a majority of the persons who were NEON directors as of the date of the support agreement;

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  any material change in our present capitalization or any amendment of our certificate of incorporation or bylaws not otherwise permitted under the merger agreement; and

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  any other action or proposal involving our company that is intended, or would reasonably be expected, to prevent or delay the transactions contemplated by the merger agreement.

        The support agreements terminate upon:

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  the mutual consent of the parties;

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  the closing of the merger;

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  the termination of the merger agreement pursuant to its terms;

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  an amendment of the merger agreement pursuant to which the consideration received by the stockholders is changed or reduced; or

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  the occurrence of certain changes to, or withdrawals of, our board's recommendation of the merger or our board's recommendation of a competing transaction, in any such case, which remains in effect and is not withdrawn for a period of 30 days.

A copy of the support agreements is included in this proxy statement as Annex B.

        In connection with the execution of the support agreements, each of LC Capital Master Fund Ltd., Loeb Partners Corporation and Singer Children Management Trust also entered into similar side letter agreements with our company. Pursuant to the side letter agreements, each of these stockholders agreed that during the period commencing on the date of the side letter agreement and continuing until the termination of the support agreements in accordance with their terms, the stockholders would not amend the support agreements in any manner that would interfere with our ability to consummate an acquisition proposal that constitutes a superior proposal without first obtaining our prior written consent. The stockholders further agreed that they would not enter into any agreement (other than the support agreements) with RCN regarding the voting or transfer of the stockholders' shares without obtaining our prior written consent.

Material U.S. Federal Income Tax Consequences of the Merger (see page 39)

        The receipt of cash merger consideration for each share of our common stock and preferred stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. For U.S. federal income tax purposes, generally you will realize a taxable gain or loss as a result of the merger measured by the difference, if any, between the amount of the per share merger consideration and your adjusted tax basis in that share. Generally, your adjusted tax basis in a share is the amount you paid for it. The receipt of cash in exchange for the outstanding stock options will be a taxable transaction for U.S. federal income tax purposes. Holders of stock options (other than those persons who received such options in connection with their employment by, or provision of services to, us) will generally recognize a gain or loss equal to the difference between the amount of cash they receive over their adjusted tax basis, if any, in the options surrendered. Persons who received stock options in connection with their employment by, or provision of services to, us generally will recognize ordinary income equal to the excess of the amount of cash they receive over their adjusted tax basis, if any, in the options surrendered. Payments in exchange for options received in connection with employment by us generally will be subject to applicable income and employment tax withholding. In general, a U.S. holder who surrenders warrants for cash in connection with the merger will recognize ordinary income equal to the amount of cash received. The cash that a U.S. holder receives in exchange for his warrants generally will be subject to applicable income and employment tax withholding.

        You should read "The Merger—Material U.S. Federal Income Tax Consequences" beginning on page 39 for a more complete discussion of the U.S. federal income tax consequences of the merger. Tax matters can be complicated and the tax consequences of the merger to you will depend on your particular tax situation. You are urged to consult your tax advisor as to the specific tax consequences to you of the merger, including the applicability of federal, state, local, foreign and other tax laws.

Appraisal Rights (see page 42)

        NEON stockholders will have appraisal rights under Delaware law in connection with the transaction. Any NEON stockholder who has not voted shares of NEON common stock or NEON preferred stock in favor of the proposal to adopt the merger agreement and approve the merger, and who has otherwise complied with the requirements of Delaware law, has the right to demand judicial appraisal of, and to be paid the fair value for, such shares of NEON common stock or NEON preferred stock in lieu of the consideration provided for in the merger agreement. The value of the NEON common stock and NEON preferred stock for this purpose will exclude any element of value arising from the accomplishment or expectation of the merger. In order for the holder of NEON common stock or NEON preferred stock to exercise its right to an appraisal, if any, such holder must deliver to NEON a written demand for an appraisal of the shares of NEON common stock or NEON preferred stock prior to the time the vote is taken on the adoption of the merger agreement at the NEON special meeting as provided by Delaware law. Appendix D to this document sets forth the pertinent provisions of Delaware law addressing appraisal rights. Simply voting against the merger will not be considered a demand for appraisal rights. If a holder of NEON common stock or NEON preferred stock fails to deliver such a written demand prior to the time the vote is taken on the merger at the NEON special meeting to the corporate secretary of NEON, NEON Communications Group, Inc., 2200 West Park Drive, Westborough, Massachusetts 01581, such holder will lose the right to an appraisal. In addition, if such holder votes shares of NEON common stock or NEON preferred stock for adoption of the merger agreement and approval of the merger, such holder will lose the right to an appraisal with respect to such shares. Beneficial owners who hold shares through a broker or other nominee must instruct their nominee to take the steps necessary to enable them to demand appraisal for their shares. If the nominee fails to follow all of the steps required by the Delaware General Corporation Law, the holder will lose the right of appraisal. The preceding discussion is not a complete statement of the law pertaining to appraisal rights under the Delaware General Corporation Law and is qualified in its entirety by the provisions of Delaware law attached as Annex D.

Conditions to Completing the Merger (see page 46)

        Among other conditions that will need to be satisfied or waived in order to complete the merger, at least a majority of our outstanding shares of common and preferred stock as of the record date, voting together as a single class, must be voted FOR the adoption of the merger agreement and the approval of the merger.

        The merger is also subject to customary discretionary review by the Antitrust Division of the U.S. Department of Justice and the U.S. Federal Trade Commission. The Hart-Scott-Rodino Antitrust Improvements Act of 1976 prohibits us from completing the merger until we have furnished certain information and materials to the Antitrust Division of the Department of Justice and the Federal Trade Commission, and the required waiting period has expired or been terminated. Both RCN and we filed the required notification and report forms in August, 2007 and have been notified by the Federal Trade Commission that we have received "early termination" of the waiting period.

        The completion of the merger also is subject to compliance with the regulations of the Federal Communications Commission ("FCC") and applicable state public service or public utility commission or other similar state regulatory bodies. The FCC and applicable state regulatory bodies require notification to and approval by the FCC and such regulatory bodies of mergers similar to the transaction contemplated by RCN and NEON. Such approvals by the FCC and the applicable state regulatory bodies are a condition to the completion of the merger. As of September 25, 2007 we had obtained approval from the FCC, the Delaware Public Service Commission, the New York State Public Service Commission and the Pennsylvania Public Utility Commission and were awaiting approval from the New Jersey Board of Public Utilities.

        Each of RCN and NEON has agreed to use its reasonable best efforts to avoid or eliminate each and every impediment under any antitrust, competition or trade regulation law or raised by the Federal Communication Commission or applicable state authorities with respect to the merger so as to allow the merger to be completed as soon as reasonably possible. "Reasonable best efforts" include, as necessary, the obligation to enter into a settlement, undertaking, consent decree, stipulation or other agreement with a governmental entity that requires a party to divest or hold separate any of its or its subsidiaries' assets and/or that contains any restriction, condition, undertaking or other limitation, but does not require a party to agree to divest or hold separate any assets or any portion of any business of the party or its subsidiaries or to agree to any restriction, condition, undertaking or other limitation on the conduct of its respective businesses, to the extent that doing so would reasonably be expected to have, individually or in the aggregate, a material adverse effect on RCN or NEON.

        RCN's obligation to consummate the merger is further conditioned on NEON's reaching certain adjusted consolidated revenue and adjusted EBITDA targets, which are described in more detail in "The Merger Agreement—Conditions to the Completion of the Merger."

        RCN's obligation to consummate the merger is also conditioned on the delivery by NEON of audited consolidated financial statements for the nine months ended June 30, 2007 (or twelve months ended September 30, 2007 in the case of a closing after November 15, 2007), including a specified audit report from NEON's independent registered public accounting firm.

        RCN's obligation to consummate the merger is further conditioned on our obtaining the release of certain contractual obligations relating to our former hosting businesses, which should be completed prior to the special meeting.

Competing Acquisition Proposals (see page 48)

        The merger agreement provides that if, at any time before obtaining stockholder approval of the merger agreement, we receive an acquisition proposal that our board of directors determines to be a superior proposal (as defined in the merger agreement), our board of directors may terminate the merger agreement and enter into an agreement with respect to the superior proposal, provided that we are required to give RCN three business days notice of our board's intention to recommend the superior proposal and permit RCN to make a proposal that is at least as favorable to our stockholders as such superior proposal. See "The Merger Agreement—Acquisition Proposals." If our board of directors terminates the merger agreement in order for NEON to enter into an agreement relating to a superior proposal with a third party, as well as in certain other circumstances, we would be obligated to pay RCN a termination fee of $6,500,000. See "The Merger Agreement—Fees and Expenses." If we terminate the merger agreement to accept a superior proposal, the support agreements between three of our stockholders and RCN will also terminate.

Termination of the Merger Agreement (see page 50)

        The merger agreement contains provisions addressing the circumstances under which we or RCN may terminate the merger agreement. In addition, the merger agreement provides that, in certain circumstances, we may be required to pay RCN a termination fee of $6,500,000. For a more complete description, see "The Merger Agreement—Termination" and "—Fees and Expenses."

A COPY OF THE MERGER AGREEMENT IS INCLUDED IN THIS PROXY STATEMENT AS ANNEX A. YOU ARE STRONGLY ENCOURAGED TO READ IT CAREFULLY AND IN ITS ENTIRETY.

THE COMPANIES

NEON Communications Group, Inc.

        NEON provides highly reliable data transport services and infrastructure to carriers and a small number of non-carrier customers, including universities, colleges and financial institutions, in various markets in the Northeast and mid-Atlantic regions, such as Boston, New York, Philadelphia, Newark, Baltimore, Washington, DC, Portland, Manchester, Albany, Providence, Hartford, and smaller communities along our network routes. NEON focuses on providing and developing unique network connectivity solutions to customer locations as well as targeting Tier 2 and 3 markets such as Springfield, Worcester, White Plains, Hackensack, Vienna, Burlington and Portsmouth.

        Our network serves approximately 120 customers, including telephone company common carriers, wireless service providers, Internet infrastructure companies, international communication providers and other customers that are not telecommunications companies. Revenue from our network is derived principally from lit fiber services under contracts ranging from one to seven years that provide for monthly payments. Dark fiber service contracts have terms of approximately 20 years and generally provide for monthly payments. In addition, the contracts typically provide for outage related credits, a predetermined reduction or offset against the customer's lease rate when a customer's leased facility is non-operational or does not meet the customer's operating parameters, and also typically require us to maintain adequate insurance coverage, including product liability coverage.

        We were incorporated in the State of Delaware in 1989. The address of our principal executive offices is 2200 West Park Drive, Westborough, Massachusetts 01581, and the telephone number at that address is (508) 616-7800. Additional information regarding our business is contained in our filings with the Securities and Exchange Commission. See "Where You Can Find Additional Information" on page 66.

RCN Corporation

        RCN is a facilities-based, competitive provider of video, high-speed data and voice services. RCN provides these services over its own fiber-optic local network to approximately 406,000 residential and small business customers in Boston, New York, eastern Pennsylvania, Washington, D.C., and Chicago. RCN is one of the largest competitive providers of telecommunications services to residential customers in each of its geographic markets. RCN's residential network passes approximately 1.3 million homes. RCN Business Solutions also provides bulk video, high capacity data and voice services in the same markets discussed above to Fortune 1000 and medium-sized business customers.

        RCN is a Delaware corporation formed in 1997. RCN's principal executive office is located at 196 Van Buren Street, Suite 300, Herndon, Virginia 20170 and its telephone number is (703) 434-8200.

Raven Acquisition Corporation

        Raven is a direct wholly owned subsidiary of RCN. Raven is a Delaware corporation that was formed solely for the purpose of facilitating the acquisition of our company by RCN. The address of its principal executive offices is 196 Van Buren Street, Suite 300, Herndon, Virginia 20170 and the telephone number at that address is (703) 434-8200.

THE SPECIAL MEETING

        We are furnishing this proxy statement to our stockholders, as of the record date, as part of the solicitation of proxies by our board of directors for use at the special meeting.

Date, Time and Place

        The special meeting of our stockholders will be held on November 6, 2007 at 10:00 a.m., local time, at our headquarters at 2200 West Park Drive, Westborough, Massachusetts, 01581.

Purpose of the Special Meeting

        At the special meeting, we will ask our stockholders to adopt the merger agreement and approve the merger. Our board of directors unanimously recommends that our stockholders vote FOR the adoption of the merger agreement and approval of the merger and FOR the adjournment of the special meeting, if necessary, to solicit additional proxies.

Record Date; Shares Entitled to Vote; Quorum

        Only holders of record of our common stock and preferred stock at the close of business on September 28, 2007, the record date, are entitled to notice of and to vote at the special meeting. On the record date, 49,080,717 shares of our common stock and 2,971,753 shares of our preferred stock were issued and outstanding and held by approximately 271 holders of record. A quorum will be considered present at the special meeting if a majority of all the shares of our common stock and preferred stock issued and outstanding on the record date are represented at the special meeting in person or by properly executed proxies. If a quorum is not present at the special meeting, then it is expected that the meeting will be adjourned to solicit additional proxies. Holders of record of our common stock and our preferred stock on the record date are entitled to one vote per share on each matter submitted to a vote at the special meeting.

        All votes will be tabulated by the inspector of election appointed for the special meeting who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted for the purposes of determining whether a quorum exists at the special meeting.

Vote Required

        The proposal to adopt the merger agreement and approve the merger requires the affirmative vote of stockholders holding at least a majority of the shares of our common stock and preferred stock, voting together as a single class, outstanding on the record date. Because the required vote of our stockholders is based upon the number of outstanding shares of our common stock and our preferred stock, rather than upon the shares actually voted, the failure by the holder of any such shares to submit a proxy or to vote in person at the special meeting, including abstentions and broker non-votes, will have the same effect as a vote against the adoption of the merger agreement and approval of the merger. The approval of the adjournment of the special meeting requires the affirmative vote of stockholders holding at least a majority of the shares of our common stock and preferred stock, voting together as a single class, present at the meeting and entitled to vote. The failure to submit a proxy or to vote in person on the adjournment of the special meeting, including broker non-votes, will have no effect on the outcome of the proposal, while abstentions will have the same effect as a vote against the proposal.

Shares Owned by Our Directors and Executive Officers; Support Agreements

        At the close of business on the record date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, shares of our common and preferred stock representing approximately 15.10% of the aggregate number of shares of our common stock and preferred stock outstanding on that date. Under the terms of the support agreements, three of our stockholders have agreed to vote shares of our common and preferred stock representing approximately 28.3% of the aggregate number of shares of our common stock and preferred stock outstanding in favor of the proposal to adopt the merger agreement and approve the merger. Two of our directors, Mr. Lampe and Mr. Singer, are affiliated with stockholders that have executed support agreements.

Voting of Proxies

        All shares represented by properly executed proxies received before the special meeting will be voted at the special meeting in the manner specified by such proxies. Properly executed proxy cards that do not contain voting instructions will be voted FOR the proposal to adopt the merger agreement and approve the merger and FOR the adjournment of the special meeting, if necessary, to solicit additional proxies. Shares of our common stock and preferred stock represented at the special meeting but not voting, including shares of our common stock and preferred stock for which proxies have been received but with respect to which holders of shares have abstained, will be treated as present at the special meeting for purposes of determining the presence or absence of a quorum for the transaction of all business.

        Only shares affirmatively voted for the proposal to adopt the merger agreement and approve the merger, including shares represented by properly executed proxy cards that do not contain voting instructions, will be counted as favorable votes for that proposal. If a stockholder abstains from voting or does not furnish a valid proxy, the stockholder's shares effectively will count as voted against the adoption of the merger agreement and approval of the merger. Brokers or banks who hold shares of our common stock in "street name" for customers who are the beneficial owners of such shares may not give a proxy to vote those customers' shares in the absence of specific instructions from those customers. If no instructions are given to the broker or bank holding shares, or if instructions are given to the broker or bank indicating that the broker or bank does not have authority to vote on the proposal to adopt the merger agreement and approve the merger, then, in either case, the shares will be counted as present for purposes of determining whether a quorum exists, will not be voted on the proposal to adopt the merger agreement and approve the merger and will effectively count as votes against the adoption of the merger agreement and approval of the merger.

        We do not expect that any matter other than the proposal to adopt the merger agreement and approve the merger (or, if necessary to solicit additional proxies, the proposal to adjourn the special meeting) will be brought before the special meeting. If, however, other matters are brought before the special meeting, the persons named as proxies will vote in accordance with their judgment.

Revocability of Proxies

        A stockholder can change a vote or revoke a previously given proxy at any time before the proxy is voted at the special meeting. A stockholder may accomplish this in one of three ways. First, a stockholder can send a written notice stating that the stockholder would like to revoke the stockholder's previously-given proxy. Second, a stockholder can complete and submit a new proxy bearing a later date. If a stockholder chooses either of these two methods, the stockholder must submit the notice of revocation or new proxy to us prior to the special meeting at NEON Communications Group, Inc., 2200 West Park Drive, Westborough, Massachusetts 01581, Attention: Corporate Secretary. Third, a stockholder can attend the special meeting and deliver a signed notice of revocation or deliver a later-dated duly executed proxy to the inspector of elections, or vote in person. Attendance at the special meeting will not in and of itself result in the revocation of a proxy or cause your shares to be voted. If you have instructed your broker to vote your shares, you must follow the directions provided by your broker to change these instructions.

Solicitation of Proxies

        We will bear the cost of the solicitation of proxies from our stockholders. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone or other electronic means or in person. We will cause brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of stock held of record by such persons. We will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in doing so.

        STOCKHOLDERS SHOULD NOT SEND STOCK CERTIFICATES WITH THEIR PROXIES. A transmittal form with instructions for the surrender of certificates representing shares of our common stock in exchange for the per share merger consideration of at least $5.15 and up to $5.25 will be mailed to stockholders shortly after completion of the merger.

THE MERGER

        While we believe that the following description covers the material terms of the merger and the related transactions, this summary may not contain all of the information that is important to you. You should carefully read this entire document, including the annexes, and the other documents we refer to for a more complete understanding of the merger and the related transactions.

Background of the Merger

        Review of Strategic Alternatives.    Following the March 2005 merger of our predecessor companies, Globix Corporation and NEON Communications, Inc., our board reviewed possible strategies to enhance stockholder value on an ongoing basis, in particular to generate the funds necessary to redeem our outstanding debt. Our board recognized that a substantial portion of our outstanding indebtedness began requiring cash interest payments in May 2007 and approximately $75 million of such indebtedness became due in May 2008 and that our expected cash flows would not provide sufficient funds to make the required principal repayment absent a refinancing. In this regard, our board from time to time engaged in general discussions regarding various initiatives to acquire complementary businesses, sell parts or all of our businesses, and/or refinance our outstanding debt.

        At a meeting of our board held on April 18, 2005, Communications Technology Advisors LLC ("CTA"), an outside consulting firm we had previously retained to provide strategic advice and with which Peter D. Aquino, RCN's current President and Chief Executive Officer, had formerly been affiliated, made a presentation discussing a potential strategic relationship between NEON and RCN. While employed by CTA, Mr. Acquino had previously also served on the board of directors of a predecessor of NEON. Our board instructed CTA to meet with representatives of RCN to discuss the acquisition by us of RCN's then existing competitive local exchange carrier business. Thereafter representatives of our company met with representatives of RCN to discuss a potential transaction. At the next meeting of our board of directors, our then current chief executive officer made a presentation regarding CTA's preliminary findings regarding the expected advantages and disadvantages of a strategic transaction between the two businesses. After this meeting there were no further discussions regarding a possible transaction with RCN until November 2006.

        On November 18, 2005, as part of its continuing consideration of strategic alternatives and in response to an unsolicited indication of interest that it had received from Company A regarding a business combination between our company and Company A, our board met and considered potential acquisition and divestiture opportunities. At a board meeting later that month, representatives of Company A met with the entire board and discussed the possible combination of the two companies; however our board determined that it did not believe that a transaction between Company A and our company would generate sufficient value for our stockholders or that proceeding further with a potential transaction with Company A was in the best interests of our stockholders.

        In late December 2005, we received an unsolicited indication of interest from Company B, which was seeking to acquire our fiber optic transport business. Our board considered Company B to be an attractive strategic partner and, as a result, representatives of our board and senior management held preliminary discussions regarding a potential strategic combination with Company B while the board considered the range of strategic transactions available to it. After a series of preliminary discussions with representatives of Company B, our board determined that it was advisable to suspend discussions with Company B because Company B was principally interested in acquiring our fiber optic transport business as opposed to the entire company and that the transaction proposed by Company B did not reflect sufficient value for our company.

        Throughout the first calendar quarter of 2006, our board continued to receive inquiries from potential strategic partners, but the board did not consider any of them to be sufficiently attractive to pursue after an initial review. In addition, our board considered acquisition and other expansion opportunities relating to our fiber optic transport business. Our board and senior management also met with a number of potential financial advisors regarding potential strategic opportunities and strategies for maximizing stockholder value, as well as real estate brokers who could help us maximize the value of our owned headquarters building and web hosting facility located at 139 Centre Street in New York City. On March 31, 2006, we publicly announced that we had retained Bank Street to help us review strategic alternatives. We also retained GVA Williams, a real estate broker, to help us develop alternatives for maximizing the value of our 139 Centre Street property.

        Based on its review of potential strategic alternatives during the first three months of calendar 2006, our board preliminarily determined to pursue one or more buyers for our web hosting businesses in the United States and the United Kingdom and with it our 139 Centre Street property (where our company was headquartered and our East Coast United States web hosting business was based). Given the potential attractiveness of the 139 Centre Street property to potential real estate investors, our board determined that it would also consider seeking a buyer for the 139 Centre Street property itself (in which case any potential buyer of our United States web hosting business would be required to relocate the web hosting operations from the 139 Centre Street property).

        During this strategic review process, our board also sought advice from its tax and legal advisors regarding the potential income tax effect of the disposition of our web hosting and/or fiber optic transport businesses, as well as the entire company, through a series of transactions. Based on the results of this analysis, as well as its belief, based in part on the indications of interest that we had received to date, that a single buyer would be unlikely to pay full value for both of these businesses as well as the 139 Centre Street property, our board reaffirmed its conclusion that the sale of our hosting operations followed by a possible sale of our parent company (whose operations would then be limited to our fiber optic transport business) was the path most likely to maximize returns to our stockholders. As a result, our board instructed Bank Street to advise any potential buyers of our fiber optic transport business that the only structure we would be willing to consider would be a purchase of our parent company following a sale of our hosting-related assets and real estate. At the same time, our board also advised Bank Street that it remained open to the possibility of growing its fiber optic transport business through one or more strategic acquisitions.

        Our board's preliminary conclusions regarding the structure and sequencing of a series of transactions aimed at realizing the value of our various businesses and assets were communicated to Bank Street, GVA Williams, and Company B (with whom we had continued periodic discussions). Company B responded with a non-binding written proposal to acquire our entire company, based upon the assumption that the web hosting business and the 139 Centre Street property would be sold to other buyers.

        During April and May of 2006, we and Bank Street prepared disclosure information about the web hosting business and Bank Street identified and solicited indications of interest from potential acquirers of that business. GVA Williams also contacted parties who were likely to have an interest in acquiring the 139 Centre Street property. Throughout the second calendar quarter of 2006 we and our advisors conducted a staged sale process relating to our United States and United Kingdom web hosting businesses as well as our 139 Centre Street property. During this time we received a number of indications of interest regarding potential transactions involving all or part of these businesses and, ultimately, received a series of proposals that were due on June 23, 2006 regarding our web hosting businesses.

        As the sale process for our web hosting businesses developed during May 2006, we instructed Bank Street to begin contacting selected potential buyers of our fiber optic transport business regarding the potential acquisition of our parent company, whether in its entirety or in conjunction with the ongoing sale of our web hosting businesses. A number of these potential buyers, including Company B,

Company C, Company D and Company E expressed interest in making such a proposal and were also invited to do due diligence and submit proposals on June 23, 2006.

        On or about June 23, 2006, the due date for definitive proposals from potential purchasers of our web hosting businesses and our fiber optic transport business, we received a series of proposals from potential purchasers of these businesses. Following receipt of these proposals and a series of discussions with a number of bidders that had made proposals for the company's various businesses, our board determined to proceed with one of the bidders for our United Kingdom hosting business, while continuing discussions with several bidders for our United States web hosting business and the parties that had expressed interest in acquiring the remainder of the company following a sale of the hosting businesses. During this period, and based on a review of the proposals that had been made to date regarding the acquisition of our United States web hosting business, our board determined to proceed on an accelerated basis with the sale of the 139 Centre Street property in order to maximize the value of this asset and to focus its efforts to sell its United States hosting businesses on parties that were willing to acquire the assets of the United States web hosting business without the 139 Centre Street property.

        During July and August of 2006, we and our financial and legal advisors negotiated on an exclusive basis with the eventual purchaser of our United Kingdom web hosting business, ultimately reaching a definitive agreement with the purchaser on August 20, 2006. This transaction closed in early September 2006 and resulted in cash proceeds to us of approximately $62 million. In early September 2006, we signed a definitive agreement for the sale of the 139 Centre Street property in New York City; this transaction closed on September 29, 2006 and resulted in the cash proceeds to us of approximately $51.8 million, after reducing the agreed $55 million fair market value of the property by $3.2 million in partial satisfaction of amounts owed to the former owner of the property on account of the sale. From this cash amount we paid in full an existing mortgage and other fees and expenses. Also during this period, we continued discussions with a series of potential buyers of our United States web hosting operations that remained interested in the purchase of this business without the 139 Centre Street facility beyond an initial transition period that had been agreed to with the buyer of that property. We ultimately entered into a definitive purchase agreement with the buyer of the United States web hosting business as of September 30, 2006; this transaction closed on November 1, 2006, resulting in cash proceeds to us of approximately $20 million. In connection with the closing of these transactions, early in the fourth calendar quarter of 2006, we used a portion of the proceeds of these transactions to pay off substantially all of our outstanding 9% notes and 11% notes, with accrued interest.

        During this period, we continued discussions with Company B and Company C, the two companies that had indicated the most serious interest in acquiring our fiber optic transport business through the acquisition of parent company following the sale of our hosting businesses. Each of Company B and Company C had made proposals to purchase our company that would have resulted in significantly lower per share consideration to our stockholders than that provided for by the merger. While the completion of the dispositions of our web hosting businesses and the 139 Centre Street property significantly reduced the contingencies associated with the proposals that had been made by Company B and Company C, both of these potential buyers continued to express concerns regarding the contingencies associated with the ongoing dispositions of the our web hosting businesses as well as the 139 Centre Street property. Eventually Company B and Company C proceeded with other significant strategic transactions and were no longer in a position to proceed with a potential business combination with us by the middle of October 2006, while both Company D and Company E had earlier ceased to pursue a transaction with us.

        Following the closing of the web hosting and 139 Centre Street transactions (and the resulting repayment of substantially all of our outstanding indebtedness), as well as the decisions by Company B, Company C, Company D and Company E not to proceed with a business combination transaction with our company at that particular time, our board as well as senior management and Bank Street reassessed the strategic alternatives available to us as a "pure play" fiber optic transport business focused on the Northeastern United States with the degree of financial flexibility available to us after the repayment of substantially all of our indebtedness. These options included continuing to pursue a sale of the company as well as growing our business either organically or through acquisitions of other fiber optic transport businesses. During the succeeding three months, our board and senior management reviewed acquisition opportunities and we engaged in due diligence and discussions with respect to two acquisition opportunities, one of which involved the fiber optic transport business of Company F and the other involved the fiber optic transport business unit of RCN, RCN Business Solutions.

        In November 2006, Bank Street advised our board and senior management of the public announcement by RCN of the proposed sale of its RCN Business Solutions unit. We ultimately conducted preliminary due diligence in connection with its potential acquisition of RCN Business Solutions and submitted a preliminary indication of interest regarding the acquisition of this business. Also, during this period we engaged in detailed due diligence regarding the possible acquisition of the fiber optic transport business of Company F. We met with management of the fiber optic transport business of Company F and submitted a series of non-binding written proposals regarding a potential acquisition; however Company F ultimately accepted a proposal from a competing bidder. In addition, we had previously decided not to submit a definitive proposal to acquire RCN Business Solutions due to our limited resources for pursuing and funding multiple acquisitions and our determination to focus our resources on the fiber optic transport business of Company F (which was significantly smaller than the RCN Business Solutions transaction).

        In early February, 2007, we received a proposal from Company G, a privately held telecommunications services provider, regarding a potential business combination transaction in which our business and the business of Company G would be combined and the stockholders of Company G would receive registered shares of our common stock in exchange for their shares in Company G. Our board discussed the merits of such a combination with senior management and Bank Street, as well as the mechanics of proceeding with such a transaction with its legal advisors, and determined to proceed with discussions with Company G. During the ensuing six weeks, our senior management and senior management of Company G, together with their respective financial advisors, engaged in extensive due diligence regarding a potential transaction as well as a series of discussions regarding the ownership percentages that stockholders of our company and of Company G would hold in the combined company upon completion of such a transaction (as well as the implied relative valuations of our company and Company G and associated multiples resulting from these relative percentages). Our board initially considered the proposal from Company G to be potentially attractive to our stockholders and authorized senior management to engage in discussions and engage in reciprocal due diligence with Company G. The discussions with Company G continued until March 22, 2007, at which time our board determined not to proceed with further discussions with Company G because our board believed that the valuation for our company implied by the most recent proposal from Company G (which was substantially below the valuation implied by the per share consideration in the merger and would not have resulted in the payment of any cash consideration to our stockholders) was unacceptable and was unlikely to improve.

        The Current Transaction.    In an unsolicited February 21, 2007 letter addressed to our board, Mr. Aquino of RCN advised us of RCN's interest in pursuing a transaction whereby RCN would acquire all of our outstanding capital stock. Mr. Acquino's letter suggested that the parties proceed with due diligence and negotiations regarding the definitive terms and conditions of a possible transaction. Our board discussed the communication from RCN at a meeting scheduled for the next day and decided to seek further clarification from RCN of the meaning and import of Mr. Aquino's letter and the financial terms RCN would be willing to offer.

        On March 13, 2007, Mr. Aquino again wrote to our board expressing RCN's interest in pursuing an acquisition. In response, at a meeting held on March 22, 2007, our board determined that it was willing to entertain a limited due diligence period in order for RCN to develop a more credible transaction proposal. This willingness was communicated to Mr. Aquino by Mr. Lodge, our Executive Chairman, on March 26, 2007. On March 28, 2007 we and RCN signed a non-disclosure agreement. Thereafter, we provided due diligence materials to RCN, and members of both companies' management met to discuss in further detail our business and strategy.

        On April 16, 2007, RCN presented us with a non-binding preliminary proposal to acquire our company by paying $5.25 in cash per share on a fully-diluted basis and requested a period of exclusive negotiations while it conducted further due diligence and the parties proceeded to negotiate a definitive agreement. Our board met on April 17, 2007 in order to discuss in detail RCN's proposal. At this meeting, Bank Street made a presentation regarding the financial terms of the RCN proposal analyzing the per share value and other terms offered by RCN. Our board also received a presentation regarding its fiduciary duties to stockholders from Clifford Chance US LLP, its outside counsel. At the meeting, our board also considered the views of two of our significant stockholders regarding a potential transaction with RCN who attended a portion of the meeting. Our board requested Mr. Lodge and Bank Street to engage in discussions with RCN and its financial advisors to explore whether RCN would be willing to improve its proposal.

        Between April 16th and April 20th, representatives of senior management and Bank Street held a series of discussions with their counterparts at RCN during which RCN was encouraged to raise the per share consideration contained in its proposal to up to $5.60 per share in exchange for our agreeing to a period of exclusive negotiations. However, RCN did not make a revised proposal during that period.

        Our board again met on April 20, 2007 to further discuss its response to RCN's April 16th proposal. Our board discussed whether it was willing to proceed on an exclusive basis with RCN or whether it should instead solicit competing proposals before agreeing to an exclusive negotiating period with RCN. In particular our board reviewed the potential value for our stockholders offered by the RCN proposal as compared to the other proposals we had received during our pursuit of strategic alternatives over the course of the preceding eighteen months, as well as the discussions that had been held with other potential strategic partners and the legal standards that were applicable to its determination. Furthermore, Bank Street presented on the landscape of recent acquisition transactions in our telecommunications industry subsector. Our board concluded that offering RCN an exclusive negotiating period in order to continue due diligence and to negotiate the terms of a definitive agreement was most likely to maximize stockholder value in light of the favorable financial terms contained in RCN's proposal as compared to the prior proposals that we had received (including the three most credible proposals we had received from Company B, Company C and Company G that we had pursued during 2006 and early 2007). In connection with this determination, our board considered with the assistance of representatives of Clifford Chance various alternative provisions that might be included in a merger agreement with RCN that might facilitate the board's ability to solicit and/or consider competing proposals following the execution of a merger agreement with RCN, including a "go shop" provision that would permit us to solicit competing offers during a limited window of time following the execution of the merger agreement. Our board instructed management and Bank Street to seek a higher cash price than that contained in RCN's April 16th letter but authorized Mr. Lodge to proceed on the basis of the financial terms proposed by RCN and to offer RCN an exclusive negotiating period of up to four weeks (while instructing Mr. Lodge and Clifford Chance to seek to include a "go shop" provision (or, at a minimum, a reduced termination fee) in any merger agreement with RCN).

        At this meeting, the board of directors also discussed the fact that three of its members (Messrs. Cecin, Lampe, and Singer) had potential conflicts of interest in considering a transaction with RCN. See "The Merger—Interests of Our Directors and Officers in the Merger—Relationships of Our

Directors with RCN." After discussion, the remaining members of our board determined that these three directors were likely to make a substantial contribution to our board's deliberations regarding an RCN transaction that outweighed any possible effect on the deliberations resulting from their potential conflicts of interest and that, as a result, it was unnecessary to request these three directors to recuse themselves from discussions by our entire board with respect to a potential RCN transaction. At the same time, these directors determined that the remaining directors should have an opportunity to deliberate separately at each board meeting as they determined was appropriate. Our board also determined that the approval of any transaction involving RCN would require the approval of a majority of our entire board as well as a separate concurrent approval of a majority of the directors other than Messrs. Cecin, Lampe, and Singer.

        Between April 20, 2007 and April 30, 2007, we and RCN engaged in a series of discussions regarding the terms of a revised proposal from RCN, including the price per share and the potential allocation of merger consideration between cash and stock, as well as the terms of a potential exclusive negotiating agreement between the parties. On April 30, 2007, we received a revised proposal from RCN, which provided for an acquisition of all of our outstanding capital stock at $5.35 per share in cash, with NEON being entitled to substitute RCN common stock for up to 50% of the proposed cash consideration. Following receipt of the revised proposal, we entered into an exclusive negotiating agreement with RCN pursuant to which we and RCN each agreed not to solicit or discuss specified types of strategic transactions during the succeeding four week period (which period was subsequently extended on several occasions during the course of the ensuing negotiations). Thereafter, on May 4, 2007, Clifford Chance delivered a proposed draft of the merger agreement to RCN that contained the "go shop" provision requested by our board of directors. In the following weeks, representatives of RCN engaged in substantial financial and legal due diligence concerning our company and our business, and representatives of both companies engaged in a series of in person and telephonic meetings in order for RCN to conduct further due diligence as well as to negotiate the terms of the proposed merger agreement.

        During the course of the negotiations regarding the merger agreement, RCN insisted that it was not willing to execute a merger agreement with us unless holders of a significant percentage of our outstanding stock entered into support agreements which obligated such stockholders to vote in favor of the proposed merger (and against any competing transaction). In response to this request, we indicated that our board would not be willing to proceed with a merger agreement that was accompanied by such support agreements (or approve the support agreements for purposes of the Delaware anti-takeover statute) unless the support agreements contained provisions designed to enable us to pursue an alternative transaction in the event that a competing proposal was made by a third party. Ultimately, RCN agreed to proceed on the basis of support agreements from three of our stockholders holding almost 30% of our outstanding common stock, each containing the provisions designed to enable us to pursue such a transaction involving a competing proposal that had been requested by our board. RCN also indicated that, given the valuation of our company implied by its proposal, it was only willing to proceed on the basis of a merger agreement that contained traditional restrictions on our ability to solicit competing proposals and did not contain a "go shop" provision (although we continued to insist on a reduced termination fee).

        At a meeting of our board on June 4, 2007, Mr. Lodge and Bank Street advised our board that they had been informed that RCN and its financial advisors would not recommend a price greater than $5.25 per share for the proposed merger transaction. Our board discussed the revised proposal and considered a presentation from Bank Street evaluating the fairness of the revised $5.25 per share proposal using the same valuation metrics that Bank Street had applied to RCN's earlier proposal. In addition, Bank Street indicated it was prepared to render a fairness opinion related to the $5.25 per share cash merger proposal. Clifford Chance reviewed with the board the current draft of merger agreement that had been previously distributed to the board and provided the board with an oral and written summary discussing the key elements of the proposed agreement, including a number of remaining issues that had not been resolved (including the circumstances under which any termination fee would become payable by us and the amount of any termination fee). Clifford Chance noted that RCN had rejected the inclusion of a "go shop" provision in the merger agreement, but that the agreement did contain traditional "fiduciary out" provisions and a relatively modest termination fee as a percentage of our equity value implied by the proposed per share price. Messrs. Cecin, Lampe and Singer then left the meeting and the remaining five directors discussed the matters that had been presented and determined that they were in favor of proceeding with the proposed transaction with RCN on the terms discussed and described at the meeting and in the draft merger agreement and written summary that had been distributed to our board prior to the meeting. Messrs. Cecin, Lampe, and Singer rejoined the meeting and our board unanimously approved proceeding with a merger transaction with RCN under the terms described at the meeting, which approval included the concurrent unanimous approval of the directors other than Messrs. Cecin, Lampe and Singer.

        Following the meeting on June 4th, Mr. Lodge and Bank Street were informed that RCN's board was not willing to proceed with the proposed transaction on the terms discussed unless provisions were added to the proposed form of merger agreement affording RCN protection against a failure by NEON to meet specified revenue and EBITDA milestones during the period prior to the closing of the transaction. Our board discussed this new proposal with senior management and its financial and legal advisors at a meeting on June 6, 2007 and authorized management to extend the period of exclusive negotiations to see if the parties could negotiate a set of mutually acceptable provisions that would condition RCN's obligation to close the merger on NEON's achieving certain agreed performance milestones during the pre-closing period.

        On June 8, 2007, representatives of RCN and NEON and their legal and financial advisors met at the offices of Clifford Chance to attempt to negotiate a set of revenue and EBITDA milestones that NEON would have to achieve during the pre-closing period in order for RCN to be obligated to close the merger.

        Our board again met on June 11, 2007 to hear a report from senior management as well as Bank Street and Clifford Chance on the status of the negotiations with RCN. The board discussed the remaining open issues in the merger agreement and possible approaches to bridge the differences that had been described, in particular regarding amounts of adjusted consolidated revenue and adjusted EBITDA that we would be required to achieve in order for RCN to be obligated to close the merger, and authorized management to further extend the period of exclusive negotiations with RCN.

        Our board reconvened on June 13, 2007. At that meeting, our board discussed the adjusted consolidated revenue and adjusted EBITDA thresholds that had been negotiated, including a provision to adjust the per share merger consideration between $5.15 and $5.25 per share depending on the amount of our adjusted consolidated revenue during the applicable testing period prior to the merger. Clifford Chance further described the proposed changes to the draft of merger agreement that had previously been presented to our board relating to the adjusted consolidated revenue and adjusted EBITDA milestones and provided our board with a written presentation highlighting the other changes that had been made to the proposed merger agreement since the earlier version had been approved on June 4th. Representatives of senior management discussed the proposed adjusted consolidated revenue and adjusted EBITDA milestones in relation to NEON's then current 2007 operating budget and 2007 performance to date, noting that the adjusted consolidated revenue and adjusted EBITDA thresholds that NEON would have to meet during the remainder of 2007 in order to satisfy the condition in the merger agreement were more conservative than the corresponding amounts in management's 2007 operating budget. Senior management described its role in developing the proposed minimum adjusted consolidated revenue and adjusted EBITDA amounts based on a review of 2007 year to date performance and the more conservative estimates of revenues and EBITDA for our company for the remainder of 2007 that it had developed over the course of the discussions over the past several days.

Senior management noted that our monthly revenues and EBITDA would need to continue to grow during the pre-closing period in order for the related condition to RCN's obligation to be satisfied. In addition, our senior management advised the board that our 2007 year to date performance was generally below the 2007 operating budget. Bank Street reviewed the revised pricing proposal with our board and indicated that it was prepared to render a fairness opinion with respect to the transaction. Furthermore, Bank Street noted that if our adjusted consolidated revenue and adjusted EBITDA during the pre-closing period was equal to (but did not exceed) the milestones established in the merger agreement so as to satisfy the related condition on RCN's obligation to complete the merger, the proposed merger consideration would represent significantly greater value to our stockholders on the basis of the multiple of our 2007 EBITDA compared to the multiples for comparable publicly traded companies and private acquisition transactions. Our board then discussed the revised terms of the proposed transaction, including a summary compiled by Clifford Chance of the various positive and negative factors associated with proceeding on the terms proposed by RCN that had been noted by the board during the course of its deliberations since the June 4th meeting as well as a summary of the risks and benefits of proceeding with RCN on the basis of a merger agreement that contained the adjusted consolidated revenue and adjusted EBITDA condition, noting that RCN would not proceed with a transaction without this protection. After discussion and deliberation, our board unanimously approved proceeding with a merger transaction with RCN on the terms discussed and described at the meeting and in the draft merger agreement and written summary that had been distributed prior to the meeting. Our board also authorized Mr. Lodge to extend RCN's exclusive negotiating period to allow the parties time to reach a final agreement.

        Following the June 13th board meeting, representatives of RCN conveyed to Clifford Chance several additional changes to the proposed merger agreement requiring that we deliver to RCN audited financial statements for our fiscal year ending September 30, 2007 as a condition to the closing as well as an immediate right on the part of RCN to terminate the merger agreement prior to the agreed "drop dead" date of December 31, 2007 in the event that we failed to meet the applicable adjusted consolidated revenue and adjusted EBITDA milestones. At a meeting on June 18, 2007, our board received an update regarding the status of the negotiations with RCN and the additional issues that had been raised following the last board meeting on June 13th. After a discussion of the remaining issues on the merger agreement, our board instructed senior management to seek to finalize the merger agreement in a manner such that the audit requirement would not create undue delay in the closing of the transaction and to maintain some flexibility for us to satisfy the relevant adjusted consolidated revenue and adjusted EBITDA targets during multiple pre-closing periods. Our board also authorized management to further extend RCN's exclusive negotiating period.

        During the week of June 18th through June 24th, representatives of our company and RCN conducted a series of discussions seeking to resolve the remaining open issues on the merger agreement. RCN ultimately agreed that it would accept an audit for the nine month period ending June 30, 2007 in the event the closing of the transaction occurred on or prior to November 15, 2007 and agreed that if the parties' other conditions to closing were satisfied by November 15th but we did not meet the adjusted consolidated revenue and/or adjusted EBITDA milestones for the July through September testing period to be used prior to November 15, 2007, we would have a second opportunity to satisfy the related condition using a September through November testing period. In addition, RCN agreed to a reduced termination fee of $6,500,000 payable upon the termination of the merger agreement by us to accept a superior proposal, as well as certain other circumstances.

        At a meeting on June 23, 2007, our board was advised that agreement had been reached on all important issues and that on the previous day the board of directors of RCN had approved proceeding with the proposed merger transaction as it had been negotiated. Clifford Chance described the currently negotiated draft of the merger agreement and presented a written presentation highlighting the changes that had been made to the proposed merger agreement since the earlier presentations to our board on June 4th and June 13th. Bank Street reviewed the prior analyses it had discussed with our board of the proposed financial terms of the merger agreement, as well as the fairness of the revised proposal using the methodologies that had been applied in its earlier presentations to our board, and indicated that it remained prepared to render a fairness opinion with respect to the transaction that had been described at the meeting. Our board then discussed the presentations that had been made and considered the risks and benefits of proceeding on the terms negotiated with RCN. The directors other than Messrs. Cecin, Lampe and Singer were then polled to determined whether any of them wished to engage in further deliberations without these three directors present and each indicated that it believed that there was no need for any further deliberations. Our board then unanimously approved the proposed merger agreement and the consummation of the merger transaction with RCN on the terms discussed and described at the meeting and in the draft of the merger agreement and written summary that had been distributed prior to the meeting. Bank Street subsequently delivered its written fairness opinion to our board on June 24, 2007.

        The merger agreement was signed by RCN and us on the evening of June 24, 2007 and a public announcement of the transaction was made before the U.S. stock markets opened on June 25, 2007.

Reasons for the Merger

        Our board of directors consulted with our senior management team and with our financial and legal advisors and considered a number of factors, including (but not limited to) those set forth below, in reaching its decision to approve the merger agreement and to recommend that NEON's stockholders vote FOR the proposal to adopt the merger agreement and approve the merger:

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  Information already known to our board of directors, as to our business, financial condition, results of operations and competitive position, the nature of our business and the industry in which we compete, economic and market conditions on both a historical and a prospective basis, as well as our strategic and financial objectives and the risks that would be involved in achieving those objectives if we were to remain independent.

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  The business plans developed by our management team, our prospects for increasing our revenues and cash flows through implementation of those plans, and the risk that those plans might not be implemented as forecast.

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  The fact that the value offered to our stockholders by the final price range of $5.15 to $5.25 in cash in the proposed merger agreement with RCN was substantially higher than the value per share implied by the indications of interest submitted by the six parties other than RCN that had made proposals regarding the purchase of our entire company or our fiber optic transport business during the strategic review process undertaken by our company.

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  The fact that our board and its financial advisors had undertaken a strategic review process during which a significant number of potential strategic partners were contacted in addition to RCN and the six other parties that had submitted indications of interest.

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  The judgment of our board, after consultation with management and our financial advisors, that financial buyers would be unlikely to be interested in purchasing NEON at a valuation comparable to the per share price in the merger because the inability of financial buyers to realize significant synergies would make the valuation implicit in RCN's proposal unattractive to a financial buyer.

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  The fact that the merger consideration is all cash, which provides certainty of value and immediate liquidity to our stockholders and mitigates the potential volatility associated with the securities of telecommunications companies such as NEON and RCN.

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  The relationship between the price per share of at least $5.15 and up to $5.25 and the recent historical market prices of our common stock—namely a premium of approximately:

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  3.0% to 5.0% above the closing trading price of our common stock on June 22, 2007, two days before the merger agreement was signed;

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  87.3% to 90.9% above the closing trading price of our common stock on March 31, 2006, the day before we announced that we were exploring strategic alternatives;

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  3.3% to 5.3% above the average trading price of shares of our common stock for the one-month period ending June 22, 2007, the last trading day before we announced the execution of the merger agreement with RCN;

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  10.3% to 12.4% above the average trading price of shares our common stock for the six-month period ending June 22, 2007, the last trading day before we announced the execution of the merger agreement with RCN; and

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  134.0% to 138.5% above the average trading price of shares of our common stock for the one-year period prior to March 31, 2006, the day before we announced that we were exploring strategic alternatives.

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  The judgment of our board after consultation with senior management and our financial advisors and a review of the proposals that had been received during the strategic review process that the proposed per share merger consideration likely represented the highest consideration that RCN or any other bidder was willing to pay, and the highest per share value reasonably obtainable on June 23, 2007, the date on which the board finally approved the merger agreement.

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  The conclusion of our board that soliciting interest from additional third parties would be unlikely to lead to an equivalent or better offer and could lead to the loss of the offer from RCN.

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  The fact that RCN had conducted extensive financial and legal due diligence regarding NEON, and that any competing bidder would require a significant period of diligence in order to make a definitive proposal.

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  The terms of the merger agreement, which provide us with the ability to respond to an unsolicited offer that our board believes is superior to the merger, and to terminate the merger agreement and enter into an agreement with respect to such an offer by paying a termination fee of $6,500,000 (in which event the support agreements between three of our stockholders and RCN will also terminate), as described under "The Merger Agreement—Acquisition Proposals."

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  The financial presentation and analysis, including the written opinion, dated June 24, 2007, of Bank Street to our board, that as of the date of the written opinion, and based upon and subject to the factors and assumptions set forth in the written opinion, the price per share of $5.25 in cash, subject to the price reduction, to be received pursuant to the merger agreement by our stockholders was fair, from a financial point of view, to such holders, taken as a whole, as described under "The Merger—Opinion of Our Financial Advisor." The full text of this written opinion letter is attached to this proxy statement as Annex C.

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  The comparable acquisition analysis data provided by Bank Street, which suggests that the multiple of budgeted 2007 EBITDA implied by the per share price in the merger is near the top of the range of the multiples paid in 11 comparable acquisition transactions since the beginning of 2006.

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  The closing conditions included in the merger agreement, including the likelihood that the merger would be approved by the requisite regulatory authorities and that the merger agreement would be approved by our stockholders.

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  RCN's commitment to use its reasonable best efforts to avoid or eliminate any impediment under antitrust, competition or trade regulation laws or raised by Federal Communication Commission or applicable state authorities with respect to the merger so as to allow the merger to be completed as soon as reasonably practicable (including by agreeing to any conditions imposed by applicable regulatory authorities that would not have a material adverse effect on NEON or RCN).

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  The other terms of the merger agreement, as reviewed by our board with its legal advisors, including the absence of a financing condition.

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  The terms of the merger agreement relating to employee benefit matters (including the provisions permitting our adoption of an enhanced retention and severance program for certain employees).

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  The support agreements entered into by LC Capital Master Fund Ltd., Loeb Partners Corporation and Singer Children Management Trust, three of our largest stockholders, pursuant to which they agreed to vote their shares to adopt the merger agreement and approve the merger (as well as the provisions of the support agreements intended to facilitate the ability of our board of directors to accept a superior proposal).

        In addition to taking into account the foregoing factors, our board considered the following potentially negative factors in reaching its decision to approve the merger agreement:

  •
  The possible effect of the public announcement of the merger on the continuing commitment of our employees and management pending the special meeting and completion of the merger.

  •
  The fact that the merger will be a taxable transaction to our stockholders for U.S. federal income tax purposes.

  •
  The fact that because our stockholders are receiving cash for their shares of common stock and preferred stock they will not participate in any potential future growth in the value of either NEON or RCN.

  •
  The fact that RCN's obligation to close is conditioned on our meeting certain adjusted consolidated revenue and adjusted EBITDA targets during the applicable three-month testing period prior to the closing.

  •
  The fact that given the short three-month testing periods, one-time events unrelated to the merger could result in a failure to meet the adjusted consolidated revenue and / or adjusted EBITDA targets.

  •
  The fact that disruptions in our business resulting from the announcement of the merger are inherently difficult to predict and may adversely affect our adjusted consolidated revenue and adjusted EBITDA during the applicable testing period, and the merger agreement does not offer protection from these possible disruptions.

  •
  The terms of the merger agreement that prohibit the solicitation of other acquisition proposals.

  •
  The fact that, under the merger agreement, we are required to pay RCN a termination fee of $6,500,000 if we terminate the merger agreement to accept a competing proposal for a business combination or acquisition of NEON, and that our obligation to pay the termination fee might discourage other parties from proposing a business combination with, or an acquisition of, NEON, as described under "The Merger Agreement—Termination; Fees and Expenses."

  •
  The risks and costs to NEON if the merger does not close, including the diversion of management and employee attention from our business, possible management and employee attrition and the potential negative effects on our business relationships with customers, suppliers and otherwise.

  •
  Certain of our directors and executive officers have interests that are different from, or in addition to, the interests of our stockholders generally, as described under "The Merger—Interests of Our Directors and Executive Officers in the Merger."

  •
  The restrictions in the merger agreement on the conduct of our business prior to the consummation of the merger, requiring us to conduct our business in the ordinary course, subject to specific limitations, which may delay or prevent us from taking certain actions prior to completing the merger that we otherwise would be free to take, as well as the additional restriction on entering into or amending customer contracts that would be materially inconsistent with ordinary course business practices. See "The Merger Agreement—Covenants."

  •
  The risk that other conditions to the parties' obligations to complete the merger may not be satisfied, and that the merger may not be completed even if approved by our stockholders.

        The foregoing discussion of the information and factors considered by our board, while not exhaustive, includes the material factors considered by our board in determining whether to approve the merger agreement and recommend adoption of the merger agreement to our stockholders. In view of the variety of factors considered in connection with its evaluation of the merger, our board did not find it practicable to, and did not, quantify, rank or otherwise assign relative or specific weight or values to any of these factors, and individual directors may have given different weights to different factors. Our board considered all of the factors as a whole and considered the factors in their totality to be favorable to and supportive of its decision to approve the merger agreement and to recommend that our stockholders adopt the merger agreement.

        The foregoing discussion of our board's considerations relating to the merger is forward-looking in nature. This information should be read in light of the discussions under the heading "Special Note Regarding Forward Looking Statements."

Recommendation of Our Board of Directors

        Our board has determined that the merger and the other transactions described in the merger agreement are advisable and fair to, and in the best interests of, our stockholders, and unanimously recommends that our stockholders vote FOR the proposal to adopt the merger agreement and approve the merger and FOR the adjournment of the special meeting, if necessary, to solicit additional proxies in favor of adoption of the merger agreement and the approval of the merger.

Opinion of Our Financial Advisor

        Our board engaged Bank Street to act as a financial advisor to NEON in connection with the proposed merger and to render an opinion as to whether the merger consideration of $5.25 in cash per share of our common stock and preferred stock, subject to the price reduction, to be received by the holders of our common stock and preferred stock pursuant to the merger agreement was fair, from a financial point of view, to such stockholders, taken as a whole.

        On June 23, 2007, Bank Street delivered its oral opinion to our board as a follow up to its presentation to our board on June 13, 2007, subsequently confirmed in writing as of June 24, 2007, that, as of that date, and based upon and subject to assumptions made, matters considered, qualifications and limitations set forth in the written opinion (which are described below), the merger consideration of $5.25 per share in cash, subject to a decrease of up to $0.10 per share if NEON's adjusted consolidated revenue for the applicable three-month testing period exceeds the applicable amount required for the related condition to RCN's obligation to close the merger to be satisfied but is less than an amount specified in the merger agreement (the "price reduction"), without interest thereon, was fair, from a financial point of view, to our stockholders, taken as a whole.

        The full text of the written opinion of Bank Street, dated June 24, 2007, which sets forth assumptions made, matters considered, qualifications and limitations on the review undertaken by Bank Street, is attached as Annex C to this proxy statement and is incorporated in this proxy statement by reference. The following summary of Bank Street's opinion is qualified in its entirety by reference to the full text of the opinion. The Bank Street opinion is not a recommendation as to how any holder of our common stock or preferred stock should vote with respect to the transaction. Stockholders are urged to read the opinion and consider it carefully.

        Bank Street's opinion was addressed to our board and addressed only the fairness of the merger consideration, from a financial point of view, to be received by our stockholders, taken as a whole. The opinion did not constitute a recommendation to the board or our stockholders as to how to vote in connection with the merger. In addition, Bank Street was not asked to address, and Bank Street's opinion did not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of NEON, other than the holders of our shares of common stock and preferred stock, taken as a whole. The opinion did not address NEON's underlying business decision to pursue the merger, the relative merits of the merger as compared to any alternative business strategies that might exist for NEON or the effects of any other transaction in which NEON might engage. The opinion was subject to the assumptions and conditions contained in the opinion and was necessarily based on economic, market and other conditions, and the information made available to Bank Street, as of the date of its opinion. Bank Street assumed no responsibility for updating or revising its opinion based on circumstances or events occurring after the date of its opinion.

        In arriving at its opinion, Bank Street, among other things:

  •
  reviewed a draft merger agreement, dated June 22, 2007;

  •
  reviewed NEON's audited financial statements for the fiscal years ended September 30, 2004, 2005 and 2006 and NEON's unaudited interim financial statements for the six-month period ended March 31, 2007;

  •
  reviewed certain operating and financial information, including management's internal budget for the five years ended December 31, 2011, provided to Bank Street by NEON's management relating to NEON's business and prospects;

  •
  met with certain members of NEON's senior management to discuss NEON's business, operations, historical and projected financial results and prospects;

  •
  reviewed publicly available financial data, stock market performance data and trading multiples of companies which Bank Street deemed generally comparable to NEON;

  •
  reviewed the terms of recent mergers and acquisitions of companies which Bank Street deemed generally comparable to NEON and the merger;

  •
  participated in certain discussions and negotiations between representatives of NEON and RCN; and

  •
  conducted such other studies, analyses, inquiries and investigations as Bank Street deemed appropriate.

        In preparing its opinion, Bank Street relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information, including, without limitation, the internal budget provided to Bank Street by NEON. With respect to NEON's budgeted financial results, Bank Street relied on representations that they have been reasonably prepared and reflect the best currently available estimates and judgments of the senior management of NEON as to the expected future performance of NEON. Bank Street did not assume any responsibility for the independent verification of any such information or of the budget financial results provided to it, and Bank Street further relied upon the assurances of the senior management of NEON that they were unaware of any facts that would make the information and budget financial results provided to it incomplete or misleading. Bank Street also assumed that the final form of the merger agreement would be substantially similar to the last draft reviewed by Bank Street.

        In arriving at its opinion, Bank Street did not perform or obtain any independent appraisal of the assets or liabilities (contingent or otherwise) of NEON, nor was Bank Street furnished with any such appraisals. Bank Street is not a legal, tax or regulatory advisor, and it relied upon, without independent verification, the assessment of NEON and its legal, tax and regulatory advisors with respect to such issues.

        In accordance with customary investment banking practice, Bank Street employed commonly used valuation methods in connection with the delivery of its opinion. The following is a summary of the material financial and comparative analyses performed by Bank Street in arriving at its opinion. Some of the summaries of financial analyses include information presented in tabular format. In order to fully understand Bank Street's analyses, the tables must be read together with the accompanying text of each summary. The tables alone do not constitute a complete description of the financial analyses, including the methodologies and assumptions underlying the analyses, and if viewed in isolation could create a misleading and incomplete view of the financial analyses performed by Bank Street.

        Transaction Value Multiples Analysis.    To account for the range of values in the merger consideration, Bank Street has calculated the following valuation multiples based upon NEON's possible aggregate consolidated revenue for the three months prior to the consummation of the merger:

  •
  the ratio of the aggregate transaction value (the "Transaction Value" or "TV") to EBITDA, referred to as the Transaction Value/EBITDA multiple, for the calendar year 2007 on a projected basis; and

  •
  the ratio of Transaction Value to revenue, referred to as the Transaction Value/Revenue multiple, for the calendar year 2007 on a projected basis.

        The Transaction Value of the merger is $249.4 million based on the merger consideration of $5.25 per share and $243.6 million based on the merger consideration of $5.15 per share. Bank Street calculated the Transaction Value by: (i) multiplying the fully-diluted share count of approximately 53.5 million shares by the applicable amount of the merger consideration; then (ii) adding the debt balance of $4.7 million as of March 31, 2007, which balance included the accrued interest on NEON's senior notes and accrued dividends on the preferred stock; then (iii) subtracting the cash balance of $36.2 million as of March 31, 2007 (which balance included $12.7 million of the restricted cash). Excluding the restricted cash, the Transaction Value is $262.1 million based on the merger consideration of $5.25 per share and $256.4 million based on the merger consideration of $5.15 per share. For its analysis, Bank Street used the lower Transaction Value, reflecting the inclusion of the restricted cash in the Transaction Value.

        At the merger consideration of $5.25 per share, the Transaction Value/EBITDA multiple is 11.4x the projected calendar year EBITDA of $21.8 million and the Transaction Value/Revenue multiple is 3.0x the projected calendar year revenue of $82.5 million.

        At the merger consideration of $5.15 per share (and assuming NEON's adjusted EBITDA for the applicable testing period is equal to the minimum amount required to satisfy the related condition to RCN's obligation to consummate the merger), the Transaction Value/EBITDA multiple is 14.3x and the Transaction Value/Revenue multiple is 3.3x for the calendar year 2007. These minimum adjusted consolidated revenue and adjusted EBITDA amounts were based on actual calendar 2007 results through April together with monthly estimates for the remainder of calendar 2007, aggregating to $76.75 million in revenues and $17.0 million EBITDA for calendar 2007.

        Public Market Valuation Analysis.    Using publicly available information, Bank Street compared selected financial, operating and stock market information for NEON with the corresponding financial, operating and stock market information for certain publicly traded companies that Bank Street deemed to be reasonably comparable to NEON. The selected comparable companies considered by Bank Street were:

Cbeyond, Inc.	Covad Communications Group, Inc.
Eschelon Telecom, Inc.	FiberNet Telecom Group, Inc.
ITC^DeltaCom, Inc.(1)	Level 3 Communications, Inc.
PAETEC Corp.	Time Warner Telecom Inc.
XO Holdings, Inc.

        Bank Street calculated an equity value for each of these companies including NEON based on their respective closing stock price as of June 12, 2007 and the number of common shares outstanding as reflected in publicly available information. Using these equity values, Bank Street calculated an enterprise value for each company by adding to these equity values the amount of each company's net debt and long-term obligations less cash and cash equivalents as reflected in its balance sheet included in the most recent publicly available quarterly data for each company.

        Using estimates of EBITDA and revenue for 2007 for each of these companies derived from the average analyst estimates compiled by Capital IQ as of June 1, 2007 (or, for ITC^DeltaCom, Inc. and XO Holdings, Inc., the annualized quarterly EBITDA and revenue for the last publicly available quarter due to absence of research and expectation of limited near-term EBITDA growth prospects), Bank Street calculated the following valuation multiples:

  •
  the ratio of enterprise value to EBITDA, referred to as the EBITDA multiple, for estimated calendar year 2007 (or the annualized quarterly EBITDA for the last publicly available quarter in the two cases identified above); and

  •
  the ratio of enterprise value to revenue, referred to as the revenue multiple, for estimated calendar year 2007 (or the annualized quarterly revenue for the last publicly available quarter in the two cases identified above).

        The analysis showed the following:

Company	Enterprise Value/2007E EBITDA	Enterprise Value/2007E Revenue
Company	11.1x	2.9x
Cbeyond, Inc.	20.8x	3.7x
Covad Communications Group, Inc.	15.2x	0.8x
Eschelon Telecom, Inc.	8.2x	1.9x
FiberNet Telecom Group, Inc.	8.7x	1.3x
ITC^DeltaCom, Inc.(1)	7.2x	1.0x
Level 3 Communications, Inc.	16.6x	3.4x
PAETEC Corp.	9.2x	1.7x
Time Warner Telecom Inc.	11.3x	3.5x
XO Holdings, Inc.(1)	8.7x	0.9x

Mean	11.1x	1.9x
Median	10.2x	1.8x

(1)
Based on annualized quarterly EBITDA for the period ending March 31, 2007.

        From the nine comparable companies listed above, Bank Street determined that FiberNet, Time Warner Telecom and XO Holdings were most comparable to NEON based on its consideration of various factors and its judgments about current market conditions and the characteristics of such companies, including qualitative judgments involving non-mathematical considerations. Based upon its analysis of the EBITDA multiples calculated for FiberNet, Time Warner Telecom and XO Holdings, Bank Street determined the relevant range of EBITDA multiples for NEON's projected calendar year 2007 EBITDA to be 8.7x to 11.3x. Based on these multiples, Bank Street determined the enterprise value of NEON, which enterprise value ranged from $190 million to $246 million assuming 2007 EBITDA of $21.8 million and $148 million to $192 million assuming 2007 EBITDA of $17.0 million. Bank Street derived the range of enterprise values based on two different EBITDA amounts: (i) $21.8 million, which is the amount of 2007 EBITDA in the 2007 operating budget Bank Street received from management and (ii) $17.0 million, which is the 2007 EBITDA amount used to establish the monthly testing period amounts used for purposes of RCN's condition set forth in the merger agreement. Bank Street observed that the Transaction Value/EBITDA multiples of between 11.4x and 14.3x was within the estimated enterprise valuation range for 2007 EBITDA of $21.8 million and above the enterprise valuation range for 2007 EBITDA of $17.0 million.

        None of the selected comparable companies is identical to NEON. In evaluating companies identified by Bank Street as comparable to NEON or otherwise relevant to its analysis of NEON, Bank Street made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters. Many of these matters are beyond NEON's control, such as: the impact of competition on NEON's business, the industry generally or the companies identified above; continued industry growth; and the absence of any material change in NEON's financial condition and prospects, the industry, the financial markets in general or the companies identified above. Accordingly, a complete analysis of the results of the foregoing calculations cannot be limited to a quantitative review of the results and involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies identified above and other factors that could affect the public trading dynamics of such companies, as well as those of NEON.

        Comparable Acquisition Analysis.    Using publicly available information, Bank Street compared certain financial and operating information and multiples implied by the merger with comparable financial and operating information based on 11 acquisition transactions in the comparable industry since the beginning of 2006.

        For each of the transactions, Bank Street reviewed the Transaction Value/EBITDA multiple.

Announced Date	Acquiror	Target	Transaction Value/EBITDA
May 20, 2007	Integra Telecom Inc.	Eschelon Telecom, Inc.	8.5x
November 13, 2006	Q-Comm International, Inc.	Norlight Telecommunications, Inc.	6.7x
August 14, 2006	PAETEC Corp.	US LEC Corp.	9.3x
July 27, 2006	Time Warner Telecom Inc.	Xspedius Communications	11.8x
June 29, 2006	Eschelon Telecom, Inc.	Mountain Telecommunications	8.0x
June 05, 2006	Level 3 Communications, Inc.	Looking Glass Networks	8.3x
May 05, 2006	TelePacific Communications, Inc.	Mpower Holding Corporation	9.0x
May 01, 2006	Level 3 Communications, Inc.	TelCove, Inc.	9.5x
April 17, 2006	Level 3 Communications, Inc.	ICG Communications, Inc.	8.5x
February 07, 2006	Integra Telecom Inc.	Electric Lightwave, Inc. (Citizens)	5.7x
January 27, 2006	Eschelon Telecom, Inc.	Oregon Telecom, Inc.	6.7x

        From the 11 acquisition transactions listed above, Bank Street determined that acquisition transactions announced during the most recent 12 month period of June 2006 to May 2007 were most comparable to the proposed merger based on consideration of various factors and judgments about current market conditions and characteristics of such companies, including qualitative judgments involving non-mathematical considerations. Based upon its analysis of the Transaction Value/EBITDA multiples calculated for acquisition transactions announced for that period, Bank Street determined the relevant range of Transaction Value/EBITDA multiples to be 6.7x to 11.8x. Based on these multiples, Bank Street determined the enterprise value of NEON to range from $146 million to $257 million assuming 2007 EBITDA of $21.8 million and from $114 million to $201 million assuming 2007 EBITDA of $17.0 million. Bank Street derived the range of enterprise values based on two different EBITDA amounts: (i) $21.8 million, which is the amount of 2007 EBITDA in the 2007 operating budget Bank Street received from management, and (ii) $17.0 million, which is the 2007 EBITDA amount used to establish the monthly testing period amounts used for purposes of RCN's condition set forth in the merger agreement. Bank Street observed that the Transaction Value/EBITDA multiples of between 11.4x and 14.3x were within the estimated enterprise valuation range for 2007 EBITDA of $21.8 million and above the estimated enterprise valuation range for 2007 EBITDA of $17.0 million.

        All calculations of multiples paid in the transactions identified above were based on public information available at the time of public announcement of such transactions. Bank Street's analysis generally did not take into account different market and other conditions during the period in which the transactions identified have occurred. The EBITDA figures obtained from public sources and used in the comparable transactions analysis vary from transaction to transaction and include current year estimated EBITDA, forward-looking next year EBITDA, trailing last quarter annualized EBITDA and trailing last twelve months EBITDA.

        None of the transactions analyzed by Bank Street is identical to the proposed merger. Accordingly, a complete analysis of the results of the foregoing calculations cannot be limited to a quantitative review of the results and involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies party to those transactions as well as the transactions and other factors that could affect the transactions and the proposed merger.

        Discounted Cash Flow Analysis.    Using financial data and forecasts provided by NEON's management, Bank Street performed a discounted cash flow analysis for NEON for the second half of the calendar year 2007 and calendar years 2008 through 2011 using discount rates ranging from 18.0% to 20.0% and terminal year EBITDA multiples ranging from 6.0x to 8.0x, selected based on Bank Street's experience, judgment and consideration of data for selected publicly traded companies engaged in businesses that Bank Street judged to be reasonably comparable to NEON's business.

        The following is a summary of the operating and capital budget through 2011 provided to Bank Street by NEON's management, which Bank Street used to perform its discounted cash flow analysis (Bank Street did not assume any responsibility for independently verifying the projections included in such budget):

	Management Budget
	2H 2007E	2008E	2009E	2010E	2011E
Revenue	$43.3	$99.6	$117.2	$134.8	$152.4
EBITDA	12.6	33.9	44.5	55.0	65.6
(Taxes)	(0.0)	(3.2)	(7.4)	(11.6)	(15.9)

Change in Working Cap.	(0.5)	(0.9)	(0.5)	(0.5)	(0.5)

(Capital Expenditures)	(12.8)	(21.5)	(21.5)	(21.5)	(21.5)

Unlevered Free Cash Flow(2)	$(0.7)	$8.4	$15.0	$21.4	$27.7

(2)
Unlevered Free Cash Flow is defined as EBITDA less tax expenses plus change in working capital less capital expenditures.

        This analysis indicated a range of implied values per share of the common stock and per share of the preferred stock of $4.57 to $6.04, compared to the merger consideration of $5.25 per share of the common stock and per share of the preferred stock, subject to the price reduction. Bank Street observed that the range of merger consideration between $5.25 and $5.15 is within the estimated per share valuation range implied by the discounted cash flow analysis. This analysis also indicated an estimated enterprise valuation range of $212.0 million to $290.1 million. Bank Street observed that the Transaction Value was within the estimated enterprise valuation range implied by the discounted cash flow analysis.

        While discounted cash flow analysis is a widely accepted and practiced valuation methodology, it relies on a number of assumptions, including discount rates. The valuation derived from the discounted cash flow analysis is not necessarily indicative of NEON's present or future value or results.

        General.    The summary set forth above of the material analyses performed by Bank Street does not purport to be a complete description of the analyses performed by Bank Street in arriving at its opinion. The fact that any specific analysis has been referred to in the summary above or in this proxy statement is not meant to indicate that such analysis was given more weight than any other analysis. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances; therefore, such opinion is not readily susceptible to partial or summary description. No company, business or transaction used in such analyses as a comparison is identical to NEON or to the proposed merger, nor is an evaluation of such analyses entirely mathematical. In arriving at its opinion, Bank Street did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Bank Street believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all analyses and factors, would, in the view of Bank Street, create an incomplete and misleading view of the analyses underlying Bank Street's opinion. The analyses performed by Bank Street include analyses based upon forecasts of future results, which results may be significantly more or less favorable than those upon which Bank Street's analyses were based. The analyses do not purport to be appraisals or to reflect the prices at which our common stock may trade at any time after the announcement of the proposed transaction. Because the analyses are inherently subject to uncertainty, being based upon numerous factors and events, including, without limitation, factors relating to general economic and competitive conditions beyond the control of the parties and their respective advisors, neither Bank Street nor any other person assumes responsibility if future results or actual values are materially different from those contemplated above.

        Our board retained Bank Street based upon Bank Street's experience and expertise. Bank Street is a nationally recognized investment banking firm with substantial experience in transactions similar to the proposed transaction, particularly in the telecommunications industry. Bank Street is actively engaged in the valuation of businesses and securities in connection with business combinations and acquisitions and for other purposes.

        In addition, in the ordinary course of business, Bank Street and its affiliates may actively trade equity and debt securities and/or bank debt of NEON and/or RCN for its account and for the account of its customers and accordingly, may at any time hold a long or short position in such securities or bank debt.

        We paid Bank Street fees of $50,000 when we received a proposed letter of intent from RCN and decided to pursue negotiations with RCN, $350,000 upon execution of the merger agreement and $100,000 when Bank Street informed us that it was ready to render the opinion. Inclusive of the fees in the prior sentence and based on our balance sheet as of March 31, 2007, upon the consummation of the merger, we will pay Bank Street an additional fee ranging from $2,633,652 if the merger consideration is $5.25 to $2,577,832 if the merger consideration is $5.15. Bank Street is also entitled to reimbursement by us of certain of its expenses. In addition, we have agreed to indemnify Bank Street, its affiliated entities, directors, officers, employees, associated persons, legal counsel, agents and controlling persons (within the meaning of the federal securities laws), from and against all losses arising out of or in connection with its engagement by the board of directors. Bank Street has, in the past, provided financial advisory and financing services to us and may continue to do so and has received, and may receive, fees for the rendering of such services.

Merger Financing; Source and Amounts of Funds

        RCN's obligation to complete the merger is not conditioned upon its ability to obtain funds sufficient to do so. RCN has represented to us that, as of the effective time of the merger, it will have available all of the funds necessary to pay the merger consideration and to perform its obligations under the merger agreement. The total amount of funds required by RCN to consummate and to pay all the merger consideration and related fees and expenses in connection with the merger is estimated to be approximately $265 million. RCN has advised us that it expects to obtain the required funds from existing cash resources and through debt financings.

Interests of Our Directors and Executive Officers in the Merger

        In considering the recommendation of our board with respect to the merger, you should be aware that some of our directors and executive officers have personal interests in the merger that are, or may be, different from, or in addition to, your interests. Our board was aware of the interests described below and considered them, among other matters, when approving the merger agreement and the merger.

        Employment and Severance Agreements with Executive Officers.    We have agreements with certain of our executive officers that will provide them with severance in the event that their employment is terminated under certain circumstances. Some of these agreements contain specific provisions with respect to a termination of employment following a change in control, including a transaction such as the proposed merger.

        In October 2005, we entered into a one-year employment agreement with Mr. Lodge in connection with his election as chairman of our board of directors and executive chairman. The agreement was renewed for a one-year term in October 2006. In connection with our entry into the merger agreement, we entered into an amendment to his agreement providing that, should the closing of our merger with RCN occur after October 31, 2007, his term will continue through the closing date of the merger. If Mr. Lodge is actually or constructively terminated without cause following a change in control prior to the expiration of the term of his agreement, he will be entitled to severance in the amount of one year's base salary (currently $275,000), plus salary continuation through the expiration of the term of the agreement. The consummation of the merger would constitute a change in control under Mr. Lodge's agreement, but an entitlement to severance would arise only if he were terminated prior to the expiration of the term of his employment agreement.

        On February 12, 2007, we entered into an employment agreement with Kurt J. Van Wagenen, our president and chief executive officer, under which Mr. Van Wagenen will be entitled to severance equal to one year's base salary (currently $275,000) and bonus (calculated as if all performance objectives are achieved at the 100% level) if he is terminated without cause or he resigns for good reason (which is defined in the employment agreement to include, among other things, a reduction in his base salary or targeted bonus compensation, a material diminution in his title, authority or reporting relationships or a relocation of his principal place of business by more than 60 miles). There are no explicit provisions concerning a change in control in Mr. Van Wagenen's employment agreement.

        In September 2005, we entered into a letter agreement with Gene M. Bauer, our senior vice president, general counsel and secretary in connection with his joining our company. Under the letter agreement, if Mr. Bauer is actually or constructively terminated without cause within a year following a change in control (as defined in our 2003 Stock Option Plan), or he is required to relocate more than 60 miles outside of New York City (other than the greater Boston area), he will receive severance in an amount equal to one year of his base salary, which is currently $210,000. The closing of the merger will constitute a change in control for purposes of this agreement.

        In February 2007, we entered into letter agreements with Eric J. Sandman, our senior vice president and chief financial officer, and John P. Stack, our vice president and corporate controller, providing each of them with severance in the amount of one year's base salary (which is currently $210,000 and $190,000, respectively), if their employment is actually or constructively terminated without cause within one year following a change of control (as defined in our 2003 Stock Option Plan) or if they are required to relocate their primary place of business to a location further than 60 miles from Westborough, Massachusetts. The closing of the merger will constitute a change in control for purposes of these agreements.

        RCN will also assume our annual bonus plan for the 2007 calendar year, including any performance milestones included as part thereof, and RCN will approve payments, if any, to our executive officers thereunder at the time that RCN makes the determination to pay its employees bonuses pursuant to the RCN 2007 short term incentive plan, but no later than March 31, 2008. A pro-rated portion of the bonus, based on the amount of time employed during 2007 or base salary earned, as applicable, will be paid not later than the bonus payment date to employees terminated involuntarily without cause prior to the bonus payment date.

        Stock Holdings and Stock Options.    All options, including options held by our executive officers and directors, to purchase shares of our common stock granted under our existing employee and director stock option plans, including any unvested portion of such options, will be cashed out in the merger. For these purposes, "cashed out in the merger" means that the option, whether vested or unvested, will be cancelled in the merger in exchange for a cash payment equal to the product of (i) the excess, if any, of the per share merger consideration (which will be at least $5.15 and up to $5.25) over the applicable per share option exercise price and (ii) the number of shares of our common stock subject to the option at such time, without interest and less any applicable withholding taxes. The aggregate "cash-out" value of all of our options, assuming a per share merger consideration of $5.25, is approximately $6,122,813.

        Some but not all of the options that will be cashed out in the merger are currently unvested. All such unvested options provide that they will vest automatically upon the occurrence of a change in control such as the merger.

        The table below sets forth, as of September 26, 2007, for each of our executive officers and directors:

  •
  the number of shares of NEON common stock or preferred stock currently beneficially owned by such person (except pursuant to options or warrants described below);

  •
  the amount of cash that will be paid in respect of such shares upon consummation of the merger, assuming a per share merger consideration of $5.25;

  •
  the number of shares subject to outstanding options or warrants held by such person;

  •
  the amount of cash that will be paid in respect of such options upon completion of the merger assuming a per share merger consideration of $5.25; and

  •
  the total amount of cash that will be received by such person in respect of such shares and options upon completion of the merger assuming a per share merger consideration of $5.25.

        All dollar amounts are gross amounts and do not reflect deductions for income taxes and other withholding and do not reflect the impact of any applicable excise tax. With respect to options, the payment is calculated by multiplying the number of shares subject to such option by the amount by which the price to be paid per share of common stock in the merger exceeds the per share exercise price of the option.

	Common or Preferred Stock Owned as of September 26, 2007		Options or Warrants Held as of September 26, 2007
Name					Total Consideration
	Shares	Consideration	Shares	Consideration
Non-Employee Directors:
José A. Cecin, Jr.	0	$0	3,068	$15,370	$15,370
John H. Forsgren	2,061	$10,820	0	$0	$10,820
Peter L. Herzig	0	$0	0	$0	$0
Steven G. Lampe(1)	0	$0	9,502	$47,757	$47,757
Steven G. Singer(2)	357,455	$1,876,639	0	$0	$1,876,639
Raymond L. Steele	0	$0	0	$0	$0
Executive Officers and Directors:
Ted S. Lodge	0	$0	1,000,000	$2,500,000	$2,500,000
Kurt J. Van Wagenen	0	$0	625,194	$834,771	$834,771
Other Executive Officers:
Gene M. Bauer	0	$0	70,000	$104,000	$104,000
Eric J. Sandman	0	$0	187,275	$198,637	$198,637
John P. Stack	0	$0	50,000	$54,400	$54,400
All directors and executive officers as a group (11 persons)	359,516	$1,887,459	1,945,039	$3,754,937	$5,642,396

(1)
The table excludes shares held by LC Capital Master Fund Ltd., and LC Capital/Capital Z SPV, LP with which Mr. Lampe is affiliated.

(2)
The table excludes shares held by trusts with which Mr. Singer is affiliated.

        Relationships of Our Directors with RCN.    Two of our directors also beneficially own or are affiliated with beneficial owners of RCN common stock. These directors are Steven Lampe and Steven G. Singer. Mr. Lampe is a managing member of Lampe Conway & Co. LLC, an investment management company that serves as investment manager to LC Capital Master Fund Ltd. and LC Capital/Capital Z SPV, LP which, held 855,211 shares of RCN common stock as of September 28, 2007. Mr. Singer is a co-trustee of certain trusts owning approximately 40% of an entity that beneficially owns 5,702 shares of RCN common stock and holds an indirect minority beneficial interest in that entity. Mr. Singer is also a co-trustee of a trust that directly owns 70,000 shares of RCN. Additionally, the Singer Children Management Trust, which was established for the benefit of the children of Mr. Singer's brother, beneficially owns a material number of shares of RCN common stock. A third director, Jose A. Cecin is employed by an investment banking firm that has been engaged by RCN in relation to transactions not involving our company.

        Support Agreements.    LC Capital Master Fund Ltd., a stockholder affiliated with Mr. Lampe (who is a director), Singer Children Management Trust, a stockholder affiliated with a family member of Mr. Singer (who is a director), and Loeb Partners Corporation have entered into similar support agreements with RCN. Under the terms of their respective support agreements, such stockholders have agreed to vote, in the aggregate, shares of our common stock and preferred stock representing approximately 28.3% of our outstanding shares of common stock and preferred stock in favor of the merger agreement and the other transactions described in the merger agreement unless our board has made an adverse recommendation change pursuant to the merger agreement.

        Each of the stockholders that have executed support agreements also agreed to vote the shares of common and preferred stock held by that stockholder against:

  •
  any extraordinary corporate transaction such as merger, consolidation or other business combination involving NEON (other than the merger with RCN);

  •
  any sale, lease or transfer of a material amount of the assets of NEON, or a reorganization, recapitalization, dissolution or liquidation of NEON;

  •
  any change in the persons who constitute the board of directors of NEON that is not approved in advance by at least a majority of the persons who were directors of NEON as of the date of the support agreement;

  •
  any material change in the present capitalization of NEON or any amendment of NEON's certificate of incorporation or bylaws not otherwise permitted under the merger agreement; and

  •
  any other action or proposal involving NEON that is intended, or would reasonably be expected, to prevent or delay the transactions contemplated by the merger agreement.

        The support agreements terminate upon:

  •
  the mutual consent of the parties;

  •
  the closing of the merger;

  •
  the termination of the merger agreement pursuant to its terms;

  •
  an amendment of the merger agreement pursuant to which the consideration received by the stockholders is changed or reduced; or

  •
  the occurrence of certain changes to, or withdrawals of, our board's recommendation of the merger or our board's recommendation of a competing transaction, in any such case, which remains in effect and is not withdrawn for a period of 30 days.

        A copy of the support agreements is included in this proxy statement as Annex B.

        In connection with the execution of the support agreements, each of LC Capital Master Fund Ltd., Loeb Partners Corporation and Singer Children Management Trust also entered into similar side letter agreements with NEON. Pursuant to the side letter agreements, each of these stockholders agreed that during the period commencing on the date of the side letter agreement and continuing until the termination of the support agreements in accordance with their terms, the stockholders would not amend the support agreements in any manner that would interfere with NEON's ability to consummate an acquisition proposal that constitutes a superior proposal without first obtaining the prior written consent of NEON. The stockholders further agreed that they would not enter into any agreement (other than the support agreement) with RCN regarding the voting or transfer of the stockholders' shares without obtaining the prior written consent of NEON.

        Indemnification.    The terms of the merger agreement provide for the continued indemnification of our current and former directors and officers, as more fully described under "The Merger Agreement—Covenants—Directors' and Officers' Indemnification, Advancement of Expenses, Exculpation and Insurance."

Material U.S. Federal Income Tax Consequences

        The following is a summary of the material U.S. federal income tax consequences of the merger to U.S. holders (as defined below) whose shares of our common stock and preferred stock are converted into the right to receive cash in the merger and to individuals who receive cash in exchange for our outstanding stock options. The discussion does not purport to consider all aspects of U.S. federal income taxation that might be relevant to particular holders. The discussion is based on current law, which is subject to change, possibly with retroactive effect. The discussion applies only to U.S. holders who hold shares of our common stock as capital assets and to holders of our outstanding stock options who are U.S. holders. This discussion does not apply to certain types of holders (such as insurance companies, tax-exempt organizations and retirement plans, banks and other financial institutions, traders, broker-dealers, dealers in securities or foreign currencies, S corporations, partnerships, or mutual funds, persons who hold or have held our common stock as part of a straddle or a hedging, integrated constructive sale or conversion transaction for tax purposes, persons subject to alternative minimum tax, or persons with a functional currency other than the U.S. dollar) who may be subject to special rules.

        In addition, this discussion does not address any state, local or foreign tax consequences of the merger.

        For purposes of this discussion, a U.S. holder is any individual, corporation, estate or trust that is a beneficial holder of our common stock or options and that is for U.S. federal income tax purposes:

  •
  an individual citizen or resident of the United States;

  •
  a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, that is created or organized under the laws of the United States or any political subdivision thereof;

  •
  an estate whose income is subject to U.S. federal income taxation regardless of its source; or

  •
  a trust (1) if a U.S. court is able to exercise primary supervision over the trust's administration and one or more U.S. persons have the authority to control all of the trust's substantial decisions or (2) which has made an election to be treated as a U.S. person.

        If a partnership or other pass-through entity holds shares of our common stock or options, the tax treatment of a partner or owner of such partnership or other pass-through entity generally will depend upon the status of the partner or owner and the activities of the partnership or pass-through entity. Accordingly, we urge partnerships and other pass-through entities that hold shares of our common stock or options and partners or owners in such partnerships or pass-through entities to consult their tax advisors.

        The receipt of cash for shares of our common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder who surrenders shares of our common stock for cash in the merger will recognize a capital gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received and the U.S. holder's adjusted tax basis in the shares of our common stock surrendered. Generally, a U.S. holder's adjusted tax basis in shares of our common stock will be the amount the U.S. holder paid for such shares. Gain or loss will be determined separately for each block of shares (i.e., shares acquired at the same cost in a single transaction) surrendered for cash pursuant to the merger. Such gain or loss will be long-term capital gain or loss provided that a U.S. holder's holding period for such shares is more than one year at the time of the completion of the merger. Capital gains of individuals derived in respect of capital assets held for more than one year are eligible for reduced rates of taxation. There are limitations on the deductibility of capital losses.

        The receipt of cash in exchange for the outstanding stock options will be a taxable transaction for U.S. federal income tax purposes. Holders of options (other than those persons who received such options in connection with their employment by or provision of services to us) will recognize a gain or loss equal to the difference, if any, between the amount of cash they receive and their adjusted tax basis, if any, in the options surrendered. Such gain or loss will be a capital gain or loss if the stock underlying the option would have been a capital asset in the hands of the taxpayer and will be a long-term capital gain or loss provided that a U.S. holder's holding period for the options is more than one year at the time of the completion of the merger. Persons who received their options in connection with their employment by, or provision of services to, us generally will recognize ordinary income equal to the excess of the amount of cash they receive over their adjusted tax basis, if any, in the options surrendered. A holder's basis in an option generally will equal the amount (if any) paid for that option. Payments in exchange for options received in connection with employment by us generally will be subject to applicable income and employment tax withholding.

        Our management has determined that we may be a United States real property holding corporation ("USRPHC"). A USRPHC is any domestic corporation, if, at any time during the five years preceding the date of disposition of the stock of that corporation, half or more of the fair market value of its assets consisted of real property located in the United States. Generally, when a non-US holder sells shares of a USRPHC, the non-US holder will be subject to tax on the sale. The tax is collected by means of the transferee, in this case RCN, withholding part of the purchase price. The tax does not apply to non-US holders that have, at all times five years preceding the date of disposition, owned less than 5% of a stock that is "regularly traded" on an "established securities" market. Our management has determined that this exemption from the tax should apply to non-US holders that have owned less than 5% of our shares at all times during the five years preceding the date of the merger. In order to ensure that RCN does not withhold part of the purchase price, all stockholders who have owned 5% or more of our stock at any time during the five years preceding the merger should provide certificates to RCN that they are US holders assuming they can accurately make this certification.

        If the merger occurs, then our stockholders' exchange of their shares for cash as a result of the merger may be subject to New York real property transfer tax. Although that tax is generally payable by the selling stockholders under applicable law, the merger agreement obligates NEON, which at that time will be wholly owned by RCN, to pay any such tax.

        Federal backup withholding tax generally will be withheld from all cash payments to which a holder of shares or other payee is entitled pursuant to the merger agreement, if: (a) the IRS notifies us or our paying agent that the taxpayer identification number (typically, the social security number in the case of individuals, or employer identification number, in the case of other holders) provided by the holder of shares of common stock or other payee is incorrect; (b) the holder does not have a taxpayer identification number and does not provide one to us within 60 days of signing the Substitute Form W-9; (c) the holder of shares of common stock or other payee underreports interest and dividend payments that he or she receives on his or her tax return and the IRS notifies us or our paying agent that withholding is required; (d) the holder or other payee fails to certify under penalties of perjury that he or she is not subject to backup withholding; or (e) the holder or other payee fails to certify under penalties of perjury that he or she is a U.S. person or U.S. resident alien. Each of our eligible holders and, if applicable, each other payee should complete and sign the Substitute Form W-9 included as part of the letter of transmittal to be returned to the paying agent, in order to provide the information and certification necessary to avoid backup withholding tax, unless an exemption applies and is established in a manner satisfactory to the paying agent.

        Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against your U.S. federal income tax liability provided that you furnish the required information to the IRS.

        U.S. holders considering the exercise of their appraisal rights, if any, should consult their own tax advisors concerning the application of federal income tax laws to their particular situations as well as any consequences of the exercise of such rights, if any, arising under the laws of any other taxing jurisdiction.

        THE FOREGOING DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OF THE POTENTIAL TAX CONSIDERATIONS RELATING TO THE MERGER, AND IS NOT TAX ADVICE. THEREFORE, YOU ARE URGED TO CONSULT YOUR TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF THE MERGER, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

Regulatory Approvals

        Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules promulgated thereunder by the U.S. Federal Trade Commission, certain transactions, including the merger, may not be completed unless certain waiting period requirements have been satisfied. RCN and we filed the required notifications and report forms in August, 2007 and have been notified by the Federal Trade Commission that we have received "early termination" of the waiting period.

        In addition, it is a condition precedent to RCN's obligation to complete the merger that the approval of the Federal Communications Commission be obtained and filings with or approvals of applicable state public service, public utility commission or similar state regulatory bodies be made or obtained, as applicable. The states in which such filings or approvals will be required are Delaware, New Hampshire, New Jersey, New York and Pennsylvania. As of September 25, 2007 we had obtained approval from the FCC, the Delaware Public Service Commission, the New York State Public Service Commission and the Pennsylvania Public Utility Commission and were awaiting approval from the New Jersey Board of Public Utilities.

        RCN and we have agreed in the merger agreement to use our respective reasonable best efforts to avoid or eliminate each and every impediment under any antitrust, competition or trade regulation law or raised by the Federal Communication Commission or applicable state authorities with respect to the merger and to obtain any required approvals from the Federal Communications Commission and applicable state authorities so as to allow the merger to be completed as soon as reasonably possible. "Reasonable best efforts" include, as necessary, the obligation to enter into a settlement, undertaking, consent decree, stipulation or other agreement with a governmental entity that requires a party to divest or hold separate any of its or its subsidiaries' assets and/or that contains any restriction, condition, undertaking or other limitation, but does not require a party to agree to divest or hold separate any assets or any portion of any business of the party or its subsidiaries or to agree to any restriction, condition, undertaking or other limitation on the conduct of its respective businesses, to the extent that doing so would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business of RCN or NEON.

Appraisal Rights

        Our stockholders will have appraisal rights under Delaware law in connection with the transaction. Any NEON stockholder who has not voted its shares of common stock or preferred stock in favor of the proposal to adopt the merger agreement and approve the merger, and who has otherwise complied with the requirements of Delaware law, has the right to demand appraisal of, and to be paid the fair value for, such shares of common stock or preferred stock in lieu of the cash consideration provided for in the merger agreement. The value of our common stock and preferred stock for this purpose will exclude any element of value arising from the accomplishment or expectation of the merger. In order for the holder of our common stock or preferred stock to exercise its right to an appraisal, if any, such holder must deliver to us a written demand for an appraisal of the shares of our common stock or preferred stock prior to the time the vote is taken on the adoption of the merger agreement at the special meeting as provided by Delaware law. Annex D included in this proxy statement sets forth the pertinent provisions of Delaware law addressing appraisal rights. Simply voting against the merger will not be considered a demand for appraisal rights. If a holder of our common stock or preferred stock fails to deliver such a written demand prior to the time the vote is taken on the merger at the special meeting to the Corporate Secretary of NEON, NEON Communications Group, Inc., 2200 West Park Drive, Westborough, Massachusetts 01581, it will lose the right to an appraisal. In addition, if such holder votes shares of NEON common stock or preferred stock for the proposal to adopt the merger agreement and approve the merger, it will lose the right to an appraisal with respect to such shares. Beneficial owners who do not also hold the shares of record may not directly make appraisal demands to NEON. The beneficial holder must, in such cases, have the registered owner, such as a broker or other nominee, submit the required demand in respect of those shares. The preceding discussion is not a complete statement of the law pertaining to appraisal rights under the Delaware General Corporation Law and is qualified in its entirety by the provisions of Delaware law attached as Annex D to this proxy statement.

Delisting and Deregistration of Our Common Stock

        If the merger is completed, our common stock will be delisted from the American Stock Exchange, or Amex, and will be deregistered under the Securities Exchange Act of 1934, as amended. As a result, our shares will no longer be available for trading and we will no longer file periodic reports with the SEC.

Structure of the Merger

        The merger agreement provides that, upon the terms and subject to the conditions of the merger agreement, Raven, a subsidiary of RCN formed for the purposes of the merger, will be merged with and into us and the separate corporate existence of Raven will thereupon cease, and we will be the surviving corporation and all of our rights, privileges, powers, immunities, purposes and franchises will continue unaffected by the merger, except that all of our then outstanding common stock and preferred stock will be converted into the right to receive the cash merger consideration and all outstanding stock options and warrants will be canceled.

Effective Time of the Merger

        The merger will become effective when the certificate of merger is duly filed with the Secretary of State of the State of Delaware. Such filing will be made no later than the fifth business day after the satisfaction or waiver of the conditions to the completion of the merger described in the merger agreement. See "The Merger Agreement—Conditions to the Completion of the Merger."

Charter Documents, Directors and Officers of NEON

        The merger agreement provides that:

  •
  the certificate of incorporation of Raven as in effect immediately prior to the closing of the merger will be our certificate of incorporation until changed or amended (except that the name of the surviving corporation shall be "NEON Communications Group, Inc.");

  •
  the bylaws of Raven as in effect immediately prior to the closing of the merger will be our bylaws until changed or amended;

  •
  the directors of Raven immediately prior to the closing of the merger will be our directors until their successors are duly elected or appointed, as the case may be; and

  •
  the officers of Raven immediately prior to the closing of the merger will be our officers and shall serve at the pleasure of our newly-constituted board of directors.

The Merger Consideration

        Each share of our common stock and preferred stock issued and outstanding immediately before the merger, other than treasury shares, shares for which appraisal rights have been perfected and shares held by RCN or Raven, will automatically be canceled and will cease to exist and will be converted into the right to receive at least $5.15 and up to $5.25 in cash, without interest. After the merger is effective, each holder of a certificate representing any of these shares of our common stock or preferred stock will no longer have any rights with respect to the shares, except for the right to receive the per share merger consideration or, if available, the right to receive payment of the appraisal value of its shares upon compliance with the requirements of Delaware law. Each share of our common stock and preferred stock held by us as treasury shares, held by a subsidiary of ours or held by RCN or Raven at the time of the merger will be canceled without any payment.

        YOU SHOULD NOT RETURN STOCK CERTIFICATES WITH THE ENCLOSED PROXY. A transmittal form with instructions for the surrender of certificates representing shares of our common stock and preferred stock will be mailed to stockholders shortly after completion of the merger.

Treatment of Our Stock Options and Warrants

        Each outstanding stock option outstanding immediately prior to the merger (regardless of whether or not such stock option is vested and exercisable) will be canceled and the holder of such option will be entitled to receive a cash payment equal to the product of:

  •
  the excess, if any, of the per share merger consideration of at least $5.15 and up to $5.25 over the per share exercise price of the option; and

  •
  the number of shares of our common stock issuable upon exercise of the option.

        Upon the completion of the merger, holders of canceled stock options will have no further rights in respect of such canceled stock options except the right to receive the aforementioned cash payment. No payment will be made with respect to stock options that have per share exercise prices equal to or greater than the per share merger consideration. The payments due to the holders of NEON stock options may be reduced by the amount of any required tax withholding.

        Each warrant outstanding immediately prior to the merger will be canceled and the holder of such warrant will be entitled to receive a cash payment equal to the product of:

  •
  the excess, if any, of the per share merger consideration of at least $5.15 and up to $5.25 over the exercise price of the warrant; and

  •
  the number of shares of our common stock issuable upon exercise of the warrant.

        The payments due to the holders of warrants may be reduced by the amount of any required tax withholding.

Paying Agent

        Prior to the effective time of the merger, RCN shall designate a bank or trust company reasonably acceptable to us to act as paying agent in the merger.

Surrender of Stock Certificates

        Once the merger is complete, RCN will cause to be deposited with the paying agent (for the benefit of our stockholders) the cash amounts required to pay the merger consideration. At the effective time of the merger, shares of our common stock and preferred stock (except for shares for which appraisal rights may have been perfected, as described in "Appraisal Rights" above):

  •
  will no longer be outstanding;

  •
  will automatically be canceled and retired; and

  •
  will cease to exist.

        In addition, from and after the effective time of the merger, each certificate formerly representing any such share of our common stock or preferred stock, as the case may be, will represent only the right to receive the per share merger consideration of at least $5.15 and up to $5.25 which the holder of the certificate is entitled to receive pursuant to the merger.

        No interest will accrue or be paid with respect to the merger consideration. Until holders of certificates previously representing shares of our common stock or preferred stock have surrendered those certificates to the paying agent for exchange, holders will not receive the merger consideration due in respect of the shares formerly represented by such certificates.

        As soon as practicable after the effective time of the merger, the paying agent will mail to each holder of record of shares of our common stock and preferred stock a letter of transmittal and instructions for its use in delivering certificates to the paying agent in exchange for the merger consideration due in respect of the shares formerly represented by such certificates. After receipt of its certificates by the paying agent, together with a properly executed letter of transmittal and such other documents specified in the instructions that the paying agent reasonably requires, the paying agent will deliver to each stockholder the per share merger consideration at least $5.15 and up to $5.25 multiplied by the number of shares formerly represented by the certificate(s) surrendered by the stockholder. If a transfer of ownership of shares has occurred but has not been registered in our transfer records, then a check for the merger consideration applicable to such shares may be issued to the transferee if the certificate representing the shares is presented to the paying agent accompanied by all documents and endorsements required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid.

Lost, Stolen or Destroyed Certificates

        If any certificate representing shares of our common or preferred stock is lost, stolen or destroyed, the paying agent will deliver the applicable merger consideration due in respect of the shares formerly represented by that certificate if:

  •
  the stockholder asserting the claim of a lost, stolen or destroyed certificate makes an affidavit of that fact; and

  •
  if requested by RCN, the stockholder posts a reasonable bond as security against any claim that may be made with respect to that certificate against NEON following the effective time of the merger.

Unclaimed Amounts

        Any portion of the exchange fund that remains undistributed to our stockholders after the first anniversary of the effective time of the merger will be delivered by the paying agent to RCN, and any of our stockholders who have not previously surrendered their stock certificates will only be entitled to look to RCN for payment of the merger consideration due in respect of the shares formerly represented by their certificates. After the sixth anniversary of the effective time of the merger (or immediately prior to the time such property would escheat to or become property of a government authority) the merger consideration with respect to any remaining stock certificates which have not been surrendered will become property of RCN, subject to any applicable law. None of the paying agent, NEON, Raven or RCN will be liable for any amounts properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

THE MERGER AGREEMENT

        The following description summarizes the material provisions of the merger agreement and is qualified in its entirety by reference to the complete text of the merger agreement. The merger agreement included in this proxy statement as Annex A contains the complete terms of that agreement and stockholders should read it carefully and in its entirety.

Per Share Consideration Price Adjustment Mechanism

        The per share consideration to be paid by RCN to the NEON stockholders will range from at least $5.15 per share to up to $5.25 per share. If the adjusted consolidated revenue of NEON for the testing period applicable to the closing is greater than or equal to $19.570 million in the case of a closing on or prior to November 15, 2007, or $19.816 million, in the case of a closing thereafter, the per share merger consideration will be $5.25 per share in cash. If the adjusted consolidated revenue of NEON for the testing period applicable to the closing is less than $19.570 million, in the case of a closing on or prior to November 15, 2007, or $19.816 million, in the case of a closing thereafter (but greater than $19.377 million, in the case of a closing on or prior to November 15, 2007, or $19.495 million thereafter), then the per share merger consideration will be adjusted on a proportionate basis between a minimum of $5.15 and a maximum of $5.25 based on the actual amount of such adjusted consolidated revenue.

Conditions to the Completion of the Merger

        Each party's obligation to effect the merger and to consummate the other transactions described in the merger agreement is subject to the satisfaction or waiver of various conditions which include, in addition to other customary closing conditions, the following:

  •
  the proposal to adopt the merger agreement and approve the merger shall have been approved by the affirmative vote of stockholders holding a majority of the outstanding shares of our common stock and preferred stock, voting together as a single class, at the special meeting;

  •
  no temporary restraining order, preliminary or permanent injunction or other order issued by any governmental entity of competent jurisdiction preventing the consummation of the merger shall be in effect;

  •
  no law shall have been enacted or promulgated by any governmental entity of competent jurisdiction which restrains, enjoins, renders illegal or otherwise prohibits the consummation of the merger and/or the other transactions contemplated by the merger agreement;

  •
  the waiting period applicable to the consummation of the merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated; and

  •
  the approval of the Federal Communications Commission shall have been obtained and notices to or approvals from the state public service or public utility commissions or similar state regulatory bodies in Delaware, New Hampshire, New Jersey, New York and Pennsylvania shall have been filed or obtained, as applicable; and

  •
  the closing of the merger shall not occur prior to October 15, 2007.

        RCN's obligation to effect the merger and to consummate the other transactions described in the merger agreement is subject to satisfaction or waiver of the following additional conditions:

  •
  NEON's representation and warranty regarding the absence of any event or occurrence of any condition since the end of fiscal year 2006 which has had or reasonably could be expected to have, individually or in the aggregate, a material adverse effect, shall be true and correct as of the closing date; NEON's representations and warranties regarding (a) its corporate organization and qualification, (b) its capital structure, (c) the authorization, execution, delivery, consummation and enforceability of the merger agreement, and (d) our board approval, shall be true and correct in all material respects as of the closing date of the merger as though made on such date, other than representations and warranties that expressly relate to a specified date which need be true and correct only as of such specified date; and our other representations (without regard to any qualifications to such representations based on materiality or material adverse effect (as defined in the merger agreement)) shall be true and correct as of the closing date of the merger as though made on such date, other than representations and warranties that expressly relate to a specified date which need be true and correct only as of such specified date, except for any failures to be true and correct, in the aggregate, which would not reasonably be expected to have a material adverse effect;

  •
  NEON shall have performed in all material respects all the covenants and agreements required to be performed by it under the merger agreement on or prior to the date on which the merger is to become effective;

  •
  our adjusted consolidated revenue shall be at least $19,377,000 for the three month period ending September 30, 2007, if the closing occurs on or prior to November 15, 2007, or at least $19,495,000 for the three month period ending November 30, 2007, if the closing occurs after November 15, 2007 and our adjusted EBITDA (as defined in the merger agreement) shall be at least $4,347,000 for the three month period ending September 30, 2007, if the closing occurs on or prior to November 15, 2007, or at least $4,429,000 for the three month period ending November 30, 2007, if the closing occurs after November 15, 2007;

  •
  our independent registered public accounting firm shall have provided a written agreed procedures report to RCN and us documenting their findings related to the performance of an agreed set of testing procedures with respect to our calculation of adjusted consolidated revenues and adjusted EBITDA for the applicable three month testing period;

  •
  RCN shall have received a certificate signed on behalf of NEON by NEON's chief executive officer and chief financial officer to the effect that the conditions described above relating to representations and warranties and performance of obligations have been satisfied;

  •
  our delivery of audited financial statements to RCN for the nine month period ending June 30, 2007, in the case of a closing on or prior to November 15, 2007, or the twelve month period ending September 30, 2007, in the case of a closing thereafter, including an audit report from our independent registered public accounting firm meeting certain requirements; and

  •
  our obtaining the release of certain contractual obligations relating to our former hosting businesses, which should be completed prior to the special meeting.

        The merger agreement provides that a "material adverse effect" means:

  •
  a material adverse effect on NEON's ability to perform its obligations under the merger agreement and to consummate the merger or the other transactions described in the merger agreement; or

  •
  a material adverse effect on the business, operations or financial condition of NEON and its subsidiaries, taken as a whole, other than effects due to:

  •
  changes in any law or interpretation of any law to the extent not materially disproportionately affecting NEON and its subsidiaries, taken as a whole;

  •
  changes in economic conditions affecting the Unites States economy in general to the extent not materially disproportionately affecting NEON and its subsidiaries, taken as a whole;

    •
    changes that are generally applicable to the industries in which NEON operates to the extent not materially disproportionately affecting NEON and its subsidiaries, taken as a whole;

    •
    changes in the trading price or trading volume of NEON's common stock after June 24, 2007;

    •
    the entry into or the announcement of the merger agreement and/or the consummation of the transactions described by the merger agreement;

    •
    actions taken by RCN or its affiliates; or

    •
    acts of terrorism or outbreaks of hostilities or wars to the extent not materially disproportionately affecting NEON and its subsidiaries, taken as a whole.

        Our obligation to effect the merger and to consummate the other transactions described in the merger agreement is subject to satisfaction or waiver of the following additional conditions:

  •
  the representations and warranties of RCN and Raven set forth in the merger agreement shall be true and correct in all material respects as of the closing date, other than representations and warranties that expressly relate to a specified earlier date which need be true and correct only as of such earlier date;

  •
  each of RCN and Raven shall have performed in all material respects all its covenants and agreements required to be performed by it under the merger agreement on or prior to the date on which the merger is to become effective; and

  •
  we shall have received a certificate signed on behalf of RCN by an executive officer of RCN to the effect that the two conditions described above have been satisfied.

Acquisition Proposals

        Under the merger agreement, we agreed to terminate all negotiations or discussions existing as of the date of the merger agreement with any parties with respect to an acquisition proposal (as defined below). Additionally, the merger agreement provides that until the merger is effective or the merger agreement is terminated, none of NEON, its subsidiaries or their respective officers, directors, employees, consultants, agents, advisors and other representatives will, directly or indirectly solicit, initiate or knowingly encourage (including by way of providing non-public information) the submission of any acquisition proposal or participate in any discussions or negotiations regarding, or furnish non-public information with respect to, or take any other action to knowingly facilitate the making of an acquisition proposal.

        An "acquisition proposal" is defined as any offer or proposal from any person relating to (i) any acquisition or purchase, direct or indirect, of 20% or more of our consolidated assets or over 20% of any class of equity or voting securities of NEON or any of our subsidiaries whose assets, individually or in the aggregate, constitute more than 20% of the consolidated assets of NEON or such subsidiary; (ii) any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in such person beneficially owning 20% or more of any class of equity or voting securities of NEON or any of our subsidiaries whose assets, individually or in the aggregate, constitute more than 20% of the consolidated assets of NEON or such subsidiary; or (iii) a merger, consolidation, share exchange, business combination, sale of substantially all of the assets, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving NEON or any of our subsidiaries whose assets, individually or in the aggregate, constitute more than 20% of the consolidated assets of NEON or such subsidiary in each case other than the transactions described in or expressly permitted by the merger agreement.

        The merger agreement provides that notwithstanding the restrictions described above, prior to the approval of the proposal to adopt the merger agreement and approve the merger by our stockholders, NEON may have discussions or negotiations with, or furnish non-public information with respect to NEON and its subsidiaries to, a person making an unsolicited bona fide written acquisition proposal if (i) our board determines, in good faith, after consultation with NEON's outside counsel, that such action is required in order for the board of directors to comply with its fiduciary duties under Delaware law; (ii) prior to taking such action we receive a customary confidentiality agreement executed by such person; and (iii) our board concludes in good faith, after consultation with its financial advisors, taking into account all financial considerations, including the legal, financial, regulatory and other aspects of the acquisition proposal deemed relevant by our board, the identity of the person making the acquisition proposal, and the conditions and prospects for completing the acquisition proposal, including our obligations under the merger agreement, that such acquisition proposal is reasonably likely to result in a superior proposal.

        A "superior proposal" is defined as any bona fide written acquisition proposal on terms that our board determines in good faith after consultation with our legal counsel and financial advisors that is more favorable to our stockholders from a financial point of view than the merger, taking into account all financial considerations, including the legal, financial, regulatory and other aspects of the acquisition proposal deemed relevant by our board, the identity of the person making the acquisition proposal and the conditions and prospects for completing the acquisition proposal, including our obligations under the merger agreement to pay the termination fee.

Restrictions on Adverse Recommendation Change

        The merger agreement provides that neither our board nor any committee thereof (a) will withdraw or modify in a manner adverse to RCN or propose publicly to withdraw, qualify or modify the board's approval or recommendation of the merger agreement or the merger, or (b) approve or recommend, or propose publicly to approve or recommend, any acquisition proposal which, in either case, is referred to as an "adverse recommendation change."

        The merger agreement also provides that, notwithstanding the provision described above, at any time prior to the approval of the proposal to adopt the merger agreement and approve the merger by our stockholders, our board may make an adverse recommendation change:

  •
  in response to the receipt of an acquisition proposal, if our board determines in good faith that such acquisition proposal is a superior proposal; or

  •
  other than in connection with an acquisition proposal, if our board determines in good faith, after consultation with our outside legal counsel, that such adverse recommendation change is required in order to comply with the fiduciary obligations of our board under Delaware law.

        The merger agreement also provides that prior to our board's making an adverse recommendation change in respect of a superior proposal, we must provide written notice of its intention to make such adverse recommendation change to RCN at least three business days in advance, referred to as the "matching period." The notice must specify the material terms and conditions of the superior proposal and identify the person making the superior proposal. The merger agreement provides that during the matching period NEON and its representatives will permit RCN to make an offer that our board determines in good faith, after consultation with outside counsel and financial advisors, to be at least as favorable to our stockholders as the superior proposal.

Termination

        The merger agreement may be terminated and the merger may be abandoned at any time prior to the effective time of the merger, regardless of whether our stockholders have approved the merger agreement:

  •
  by mutual written consent of RCN and NEON;

  •
  by either RCN or NEON if our stockholders fail to approve the proposal to adopt the merger agreement and approve the merger at the special meeting;

  •
  by either RCN or NEON if the merger has not become effective prior to January 15, 2008 (which may be extended upon written notice by either party until February 28, 2008 in order to obtain the Federal Communications Commission and state public utility commission approvals) unless the terminating party's failure to fulfill any covenant under the merger agreement caused the delay;

  •
  by NEON if there has been a breach of any representation and warranty, covenant or other agreement by RCN or Raven in the merger agreement or if any representation or warranty of RCN or Raven has become untrue, in either case such that NEON's conditions to closing regarding the representations and warranties and covenants of RCN and Raven would be incapable of being satisfied and such breach is not curable, or if curable is not cured within 30 days after written notice of such breach is given to RCN by NEON, provided that at such time, NEON is not in breach of its representations and warranties, covenants or other agreements that would result in RCN's condition to closing regarding such representations and warranties, covenants or other agreements not being satisfied;

  •
  by RCN if there has been a breach of any representation or warranty, covenant or other agreement by NEON in the merger agreement or if any representation or warranty of NEON has become untrue, in either case such that RCN's conditions to closing regarding the representations and warranties and covenants of NEON would be incapable of being satisfied and such breach is not curable, or if curable, is not cured within 30 days after written notice of such breach is given to NEON by RCN, provided that at such time, RCN or Raven is not in breach of its representations and warranties, covenant or other agreement that would result in NEON's condition to closing regarding such representations and warranties, covenant or other agreement not being satisfied;

  •
  by either RCN or NEON if any order, decree or ruling or any other action by any court or other governmental authority permanently enjoining, restraining or otherwise prohibiting the merger is in effect and has become final and nonappealable, but only if the terminating party first used its reasonable best efforts to prevent the imposition of such order, decree or ruling or to procure the removal, of any such injunction, order or decree;

  •
  by RCN if prior to the approval of the merger by NEON's stockholders, NEON's board of directors makes an adverse recommendation change or approves or recommends a superior proposal or an acquisition proposal; and

  •
  by NEON if our board makes an adverse recommendation change in response to the receipt of an acquisition proposal that our board, in good faith, determines to be a superior proposal and the board approves and recommends such superior proposal, and NEON pays to RCN the $6,500,000 termination fee.

Fees and Expenses

        The merger agreement generally provides that each party will pay its own fees and expenses in connection with the merger agreement and the transactions described in the merger agreement. However, we must pay RCN a $6,500,000 termination fee if the merger agreement is terminated:

  •
  by us in order for NEON to accept a superior proposal;

  •
  by RCN, if our board has made an adverse recommendation change or approved or recommended a superior proposal or an acquisition proposal; or

  •
  by NEON or RCN, because at the special meeting NEON's stockholders do not approve the transaction, and at the time of such termination, an acquisition proposal by a third party has been publicly announced and not subsequently withdrawn, and within one year after the termination NEON enters into a definitive agreement to consummate an acquisition proposal (replacing for this purpose, references to "20%" in the definition of "acquisition proposal" with "50%").

        NEON must pay the termination fee, in the cases referred to in the first and second bullet points above, within three business days of termination of the merger agreement and, in the case referred to in the third bullet point above, within three business days of NEON entering into a definitive agreement providing for such a transaction (however, if the board of directors has also made an adverse recommendation change prior to the special meeting in this situation, the termination fee is payable within three business days of termination of the merger agreement).

Representations and Warranties

        The merger agreement contains customary representations and warranties made by us to RCN. The representations and warranties are not intended to provide you with factual information about NEON. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the merger agreement, which subsequent information may or may not be fully reflected in our public disclosure. The representations and warranties include those relating to, among other things:

  •
  our corporate organization and qualification;

  •
  our capital structure;

  •
  our obligations with respect to our capital stock, stock options and warrants;

  •
  our interests in other entities and our subsidiaries and their qualifications and similar matters;

  •
  our authorization, execution, delivery, performance and enforceability of the merger agreement and related matters;

  •
  the required filings, consents, approvals, orders and authorizations of governmental and other authorities relating to, the merger agreement and related matters to be made by us;

  •
  the required authorizations of our board of directors, its recommendation and the required vote of our stockholders;

  •
  our filings with the Securities and Exchange Commission and the accuracy of information, including financial information, contained in these documents;

  •
  compliance with the Sarbanes-Oxley Act of 2002 and other matters related to our internal controls over financial reporting and disclosure controls and procedures;

  •
  the existence of, and absence of any defaults related to, any material contracts that we or our subsidiaries are a party to or bound by;

  •
  the absence of material changes or events concerning us;

  •
  pending or threatened material litigation against or affecting us or our subsidiaries;

  •
  the compliance by us and our subsidiaries with applicable laws and judgments and our possession of and compliance with necessary permits and approvals and related matters;

  •
  the compliance by us and our subsidiaries with our (and our subsidiaries') organizational documents and all contracts that we and our subsidiaries are party to and the absence of any material breach related thereto;

  •
  the completion and accuracy of our and our subsidiaries' tax filings and payment of our and our subsidiaries' taxes, and other tax matters;

  •
  matters affecting us relating to the Employee Retirement Income Security Act of 1974, as amended, and other applicable laws relating to employment and labor and our employee benefits;

  •
  the absence of any labor disputes or work shortages involving us or our subsidiaries;

  •
  absence of collective bargaining agreements or other labor union agreements between us or any of our subsidiaries and our employees;

  •
  our and our subsidiaries' assets and real estate;

  •
  environmental matters and our compliance with applicable laws;

  •
  matters relating to our intellectual property;

  •
  accelerated vesting of benefits pursuant to change of control agreements;

  •
  title to properties;

  •
  matters relating to insurance;

  •
  fees and costs relating to brokers;

  •
  the existence of certain of our contracts and defaults under our contracts; and

  •
  matters relating to our significant customers.

        The merger agreement also contains customary representations and warranties made by RCN and Raven to us. The representations and warranties include those relating to, among other things:

  •
  the corporate organization, qualification and similar matters of RCN and Raven;

  •
  the authorization, execution, delivery, performance and enforceability of the merger agreement and related matters by RCN and Raven;

  •
  the required filings, consents, approvals, orders and authorizations of governmental and other authorities relating to, the merger agreement and related matters by RCN and Raven;

  •
  the accuracy of information supplied by RCN and Raven for the proxy statement;

  •
  RCN's ability to pay the aggregate merger consideration;

  •
  the absence of a finder's or broker's fee relating to the transaction; and

  •
  any ownership affiliation with NEON.

Covenants

        General.    We have undertaken certain covenants in the merger agreement concerning the conduct of our business between the date the merger agreement was signed and the completion of the merger. The following summarizes the more significant covenants.

        Under the merger agreement, NEON has agreed that unless RCN otherwise consents in writing or except as previously scheduled under the merger agreement or otherwise permitted under the merger agreement:

  •
  NEON and its subsidiaries shall conduct their respective businesses in the ordinary course of business and in a manner consistent with past practice;

  •
  NEON and its subsidiaries shall timely file with the SEC any report, form, schedule or proxy statement required by applicable law to be filed after the date of the merger agreement; and

  •
  NEON will use commercially reasonable efforts to preserve intact its present business organization and goodwill and keep available the services of its officers and key employees and to maintain its relationships with customers, suppliers, licensors, licensees, distributors and others having business dealings with it.

        NEON has also agreed that unless RCN otherwise consents in writing, subject to certain exceptions, NEON will not, and will not cause or permit any subsidiary to:

  •
  declare or pay any dividends on, or make other distributions (whether in cash, stock or property) in respect of, any of its capital stock, except for dividends by a wholly-owned subsidiary of NEON to NEON or another wholly-owned subsidiary of NEON;

  •
  split, combine, subdivide or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock;

  •
  repurchase or otherwise acquire, encumber, pledge, dispose of or otherwise transfer any shares of its capital stock or other securities or other rights convertible or exchangeable into or exercisable for any shares of its capital stock or such securities or other rights or any of its outstanding indebtedness, or offer to do the same;

  •
  issue, deliver, grant or sell any shares of its capital stock or any securities convertible into any such shares of its capital stock, or any rights, warrants or options to acquire any such shares or convertible securities or any stock appreciation rights, phantom stock plans or stock equivalents, other than the issuance of shares of common stock (a) upon the exercise of warrants or options outstanding as of the date of the merger agreement; or (b) upon the conversion of any of our preferred stock, in each case in accordance with their respective terms;

  •
  amend its certificate of incorporation or bylaws (or other equivalent organizational documents);

  •
  incur any indebtedness for borrowed money or guaranty any such indebtedness of another person or sell any debt securities or warrants or rights to acquire any debt securities of another person, other than (a) borrowings under existing lines of credit outstanding on the date of the merger agreement; or (b) inter-company indebtedness in the ordinary course of business owing to, or guaranties of indebtedness owing to, NEON;

  •
  except for those leases that have aggregate lease payments not exceeding $500,000 per annum, enter into any lease of real property or any other lease (excluding leases of unused fiber(s), or portions thereof, requiring installation and operation by the party obtaining the right to use such fiber of electronic equipment in order to transmit communication signals by means of such fiber ("dark fiber"); or create any material liens on the property of NEON or any of the subsidiaries in connection with any indebtedness thereof;

  •
  (a) merge or consolidate with any other entity in any transaction, or acquire (other than capital expenditures permitted as set forth below) or dispose of any business or assets in a single transaction or series of transactions, in which the aggregate consideration is $750,000 or greater, or (b) enter into any partnership, joint venture or similar arrangement, or (c) dispose, in any manner, of any dark fiber;

  •
  change any material accounting policies or methods of accounting used by NEON at September 30, 2006, except as required by the SEC or as required by GAAP or other applicable law;

  •
  alter, amend or create any obligations with respect to compensation, severance, benefits, change of control payments or any other payments to, or cause or permit the acceleration of rights, benefits or payments under any benefits plans with respect to, current or future employees, directors, officers or affiliates of NEON or the subsidiaries, other than with respect to alterations, amendments or creations made with respect to non-officers and non-directors in the ordinary course of business consistent with past practice or required by applicable law;

  •
  other than as required by applicable law, adopt any new employee benefit plan or amend in any material respect any benefit plan in existence on the date of the merger agreement;

  •
  incur capital expenditures in excess of $250,000 in the aggregate that are not contemplated by the capital budget for 2007 provided to RCN (or with respect to periods after December 31, 2007, that are not consistent in amount and type with such capital budget for 2007 or commitments entered into during 2007 in accordance with the merger agreement);

  •
  waive, release, assign, settle or compromise any material litigation, except to the extent subject to and not in excess of reserves that relate to such litigation existing as of March 31, 2007;

  •
  other than in the ordinary course of business consistent with prior practice, amend in any material respect, waive any of its material rights under, or enter into any material contract (provided that customer contracts that are material contracts, material contracts relating to the disposition of dark fiber, and material contracts relating to capital expenditures shall not be governed as set forth in this bullet point);

  •
  fail to maintain with financially responsible insurance companies insurance in such amounts and against such risks and losses as are consistent with past practices in all material respects;

  •
  (a) make or rescind any express or deemed election relating to taxes; (b) settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes for an amount in excess of $250,000 except to the extent subject to and not in excess of reserves that relate to such claims, actions, suits, litigation, proceedings, arbitrations, investigations, audits or controversies relating to taxes existing as of March 31, 2007; (c) file an amended tax return; (d) consent to any extension or waiver of the limitation period applicable to any tax claim or assessment or (e) change (or make a request to any tax authority to change) in any respect any of its methods of accounting for tax purposes, other than a change required by applicable law;

  •
  unless in the good faith opinion of its board of directors, after consultation with its outside legal counsel, complying with the following provisions would be inconsistent with the fiduciary duties of such board of directors and only then if the taking of such actions would not violate any of the other terms of the merger agreement, terminate, amend, modify or waive any provision of any confidentiality or standstill agreement (provided that such restrictions shall not apply to non-disclosure or confidentiality agreements entered into in the ordinary course of business with third parties that are not material in scope) to which RCN or any of its subsidiaries is a party; and during such period fail to enforce, to the fullest extent permitted under applicable law, the provisions of such agreement, including by obtaining injunctions to prevent any breaches of such agreements and to enforce specifically the terms and provisions thereof in any court of the United States or any state having jurisdiction;

  •
  enter into any "non-compete" or similar agreement that would restrict the businesses of the surviving corporation or its subsidiaries following the effective time of the merger or that would in any way restrict the businesses of RCN or its affiliates (excluding the surviving corporation and its subsidiaries) in any material respect;

  •
  (a) other than in the ordinary course of business (i) amend in any material respect or (ii) waive any of its material rights under any customer contract, or (b) enter into any customer contract or amendment to any customer contract, in the case of (a) or (b) incorporating terms or conditions materially inconsistent with NEON's ordinary course business practices since January 1, 2006 (including, but not limited to, terms such as pricing, discounts, timing of customer payments or discounts, service types, or capital commitments); provided, however, that NEON and its subsidiaries may so amend or waive rights under customer contracts and enter into customer contracts incorporating terms or conditions that are not materially consistent with NEON's ordinary course of business practices since January 1, 2006 if the aggregate effect of such amendments, waivers and customer contracts that are not materially consistent with NEON's ordinary course of business practices on adjusted consolidated revenue or EBITDA of NEON during the applicable testing period (as discussed above), is less than 1% of the adjusted consolidated revenue or EBITDA, respectively, for the applicable testing period; or

  •
  agree or commit to do any of the foregoing.

        Efforts to consummate the merger.    The merger agreement provides that, subject to limitations, each party will use its reasonable best efforts to take all actions and to do all things necessary, proper or advisable to complete and make effective the merger and the other transactions described in the merger agreement as promptly as practicable, including using their reasonable best efforts to:

  •
  take all actions necessary to cause the conditions to closing to be satisfied as promptly as practicable;

  •
  prepare, execute and deliver such instruments and take or cause to be taken such actions as any other party reasonably requests; and

  •
  after consultation with the other parties, obtain any consent, waiver, approval or authorization from any third party required in order to maintain in full force and effect any of NEON's permits or contracts, leases, licenses or other rights following the merger and the other transactions described in the merger agreement.

        Additionally the merger agreement requires each of RCN and NEON to use its reasonable best efforts to avoid or eliminate each and every impediment under any antitrust, competition or trade regulation law or raised by the Federal Communication Commission or applicable state authorities that may be asserted by any government authority with respect to the merger and to obtain any required approvals from the Federal Communications Commission and applicable state authorities (including, if requested by NEON, by agreeing to dispose of, hold separate or accept limitations on the activities of any businesses or assets) so as to enable the merger to occur as soon as reasonably possible. "Reasonable best efforts" include, as necessary, the obligation to enter into a settlement, undertaking, consent decree, stipulation or other agreement with a governmental entity that requires a party to divest or hold separate any of its or its subsidiaries' assets and/or that contains any restriction, condition, undertaking or other limitation, but does not require a party to agree to divest or hold separate any assets or any portion of any business of the party or its subsidiaries or to agree to any restriction, condition, undertaking or other limitation on the conduct of its respective businesses, to the extent that doing so would reasonably be expected to have, individually or in the aggregate, a material adverse effect on RCN or NEON.

        Directors' and officers' indemnification, advancement of expenses, exculpation and insurance.    The merger agreement provides that all rights to indemnification and related rights to advancement of expenses for any person who at the time the merger becomes effective is a current or former director or officer of NEON will survive the merger and will continue in full force and effect in accordance with the terms of such existing indemnification provisions. In addition, RCN has agreed to indemnify all such persons under the existing indemnification provisions with respect to all actual or alleged acts or omissions prior to the merger for a period of six years following the merger. RCN will pay all reasonable fees and expenses incurred by any indemnified person in enforcing the indemnity and other obligations described above.

        Following the merger, the insurance coverage provided under the directors' and officers' liability insurance at the time of the merger will be maintained for at least six years, to the extent that the annual premium for such coverage is less than 200% of the 2007 annual premium paid by NEON for such insurance. However, NEON may obtain a prepaid tail policy prior to the merger becoming effective which will provide for directors' and officers' liability insurance for a period ending six years or more after the merger becoming effective, as long as the premium for the policy does not exceed 135% of the 2007 annual premium paid by NEON for such insurance.

        Employee benefits.    The merger agreement contains certain covenants regarding NEON's provision of employee benefits prior to the merger and the obligations of the surviving company to provide benefits to NEON's employees following the effective date of the merger.

        The merger agreement provides that employees of NEON and its subsidiaries who remain employed with the surviving corporation will be provided employee benefits under employee benefit plans of RCN or its subsidiaries that are, taken as a whole, no less favorable than those provided to such employees immediately prior to the merger for at least one year following the merger. RCN will honor any obligations which NEON has at the time of the merger under any NEON benefit plans to any employee or former employee or any of their dependents.

        With respect to any employee benefit plans of RCN in which the continuing employees first become eligible to participate, RCN will:

  •
  provide each continuing employee with credit for any co-payments and deductibles paid prior to the merger becoming effective; and

  •
  grant full credit to each employee for his or her employment with NEON for purposes of satisfying any service requirement to participate in any employee benefit plan, program or policy, vesting in any benefit under any such plan, program or policy and for calculating his or her level of benefits with respect to severance, vacations, personal days off and any other welfare-type benefits where service is a factor in calculating the level of benefits except where such credit would result in a duplication in benefits with benefits due under a NEON benefit plan.

        Thereafter, RCN will provide to each continuing employee the opportunity to participate in employee benefit plans, programs and policies which provide benefits that are comparable in the aggregate to the benefits provided to employees of RCN who have comparable duties and responsibilities and work schedules.

        The merger agreement further provides that any employee who is terminated within six months of the effective time of the merger shall be entitled to severance payments and benefits in accordance with the retention program adopted by NEON in connection with the merger.

Amendment, Extension and Waiver

        Under the terms of the merger agreement, subject to applicable law, the merger agreement may not be amended except by action authorized by the respective boards of directors of RCN and NEON and taken prior to the time the merger is complete; provided, however, that after stockholder approval is obtained, the merger agreement may not be amended without the approval of NEON's stockholders if the effect of such amendment is to reduce the merger consideration or change the form of consideration to be received by the holders of common stock and preferred stock pursuant to the terms of the merger agreement or if such stockholder approval is otherwise required by Delaware law.

        In addition, none of the support agreements between RCN, on the one hand, and three of NEON's largest stockholders, on the other hand, may be amended in any material respect without NEON's consent.

        Additionally, at any time prior to the effective time of the merger, NEON, RCN and Raven may, by written instrument signed on behalf of such party, extend the time for performance of the obligations or other acts of any other party to the merger agreement, waive inaccuracies in representations and warranties of any other party contained in the merger agreement or in any related document and waive compliance by any other party with any agreement or condition in the merger agreement.

SUPPORT AGREEMENTS

        The following description summarizes the material provisions of the support agreements and is qualified in its entirety by reference to the complete text of the support agreements. The support agreements included in this proxy statement as Annex B contain the complete terms of those agreements and stockholders should read them carefully and in their entirety.

        In connection with the execution of the merger agreement, LC Capital Master Fund Ltd., Loeb Partners Corporation and Singer Children Management Trust entered into support agreements with RCN. LC Capital Master Fund Ltd. is affiliated with one of our directors, Steven Lampe, while Singer Children Management Trust is established for the benefit of the children of the brother of one of our directors, Steven G. Singer. Pursuant to the support agreements, these stockholders have agreed to vote shares of our common and preferred stock (together representing approximately 28.3% of the aggregate number of outstanding shares of our common stock and preferred stock as of the record date) in favor of the adoption of the merger agreement and approval of the merger and the other transactions described in the merger agreement unless our board has made an adverse recommendation change pursuant to the merger agreement.

        Each of the stockholders party to the support agreements also agreed to vote the shares of our common and preferred stock held by that stockholder against the following actions:

  •
  any extraordinary corporate transaction such as a merger, consolidation or other business combination involving NEON (other than the transactions contemplated by the merger agreement that is the subject of this proxy statement);

  •
  any sale, lease or transfer of a material amount of the assets of NEON, or a reorganization, recapitalization, dissolution or liquidation of NEON;

  •
  any change in the persons who constitute the board of directors of NEON that is not approved in advance by at least a majority of the persons who were directors of NEON as of the date of the support agreement (or their successors who were so approved);

  •
  any material change in the present capitalization of NEON or any amendment of NEON's certificate of incorporation or bylaws not otherwise permitted under the merger agreement; and

  •
  any other action or proposal involving NEON that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay, postpone or adversely affect the transactions contemplated by the merger agreement.

        Other than in connection with the merger agreement and the merger, the stockholders further agreed not to:

  •
  sell, transfer, tender, assign or otherwise dispose of any of our shares of common or preferred stock; or

  •
  take any action that would have the effect of preventing, impeding, interfering with or adversely affecting in any material respect the stockholders' ability to perform their respective obligations under the support agreements.

        Each of the stockholders who is party to a support agreement has irrevocably granted to, and appointed RCN and RCN Holdings Inc. as that party's proxy and attorney-in-fact to vote that party's shares of our common stock and preferred stock which are subject to support agreements in accordance with the terms of the support agreements.

        However, the stockholders reserved the right to:

  •
  assign or transfer any of the shares beneficially owned by the stockholders to any investment partnership, trust, estate, family partnership, foundation, charitable organization or other third party if such transferee agrees in writing to hold the shares subject to all of the provisions of the support agreements; and

  •
  tender or exchange any of the stockholders' shares in a tender offer or exchange offer if there has been an adverse recommendation change pursuant to the terms of the merger agreement which remains in effect at the time of such tender or exchange.

        The support agreements terminate (and neither RCN nor the stockholders shall have any rights or obligations thereunder) upon:

  •
  the mutual consent of both parties in writing;

  •
  the closing of the merger on the effective time;

  •
  the termination of the merger agreement pursuant to the terms therein;

  •
  an amendment to the merger agreement that reduces or otherwise changes the form of the merger consideration to which the NEON stockholders would have been entitled; or

  •
  the occurrence of an adverse recommendation change by the NEON board of directors which remains in effect and is not withdrawn for a period of 30 days.

        In connection with the execution of the support agreements, each of LC Capital Master Fund Ltd., Loeb Partners Corporation and Singer Children Management Trust also entered into similar side letter agreements with NEON. Pursuant to the side letter agreements, these stockholders agreed that during the period commencing on the date of the side letter agreement and continuing until the termination of the support agreements in accordance with their terms, the stockholders would not amend the support agreements in any manner that would interfere with NEON's ability to consummate an acquisition proposal that constitutes a superior proposal without first obtaining the prior written consent of NEON. The stockholders further agreed that they would not enter into any agreement (other than the support agreement) with RCN regarding the voting or transfer of the stockholders' shares without obtaining the prior written consent of NEON.

PROPOSAL TO ADJOURN THE SPECIAL MEETING

The Adjournment Proposal

        If at the special meeting of stockholders the number of shares of our common stock and our preferred stock represented and voting as a single class in favor of the proposal to adopt the merger agreement and approve the merger is insufficient to approve that proposal under the Delaware General Corporation Law, we intend to move to adjourn the special meeting in order to enable our board to solicit additional proxies in respect of such proposal. In that event, we will ask our stockholders to vote only upon the adjournment proposal, and not the proposal regarding adoption of the merger agreement and approval of the merger.

        In this proposal, we are asking you to authorize the holder of any proxy solicited by our board to vote in favor of adjourning the special meeting to another time and place for the purpose of soliciting additional proxies. If the stockholders approve the adjournment proposal, we could adjourn any adjourned session of the special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against adoption of the merger agreement and approval of the merger to defeat that proposal, we could adjourn the special meeting without a vote on the merger agreement and seek to convince the holders of the shares represented by those proxies to change their votes to votes in favor of adoption of the merger agreement and approval of the merger.

Vote Required and Board Recommendation

        The proposal to adjourn the special meeting for the purpose of soliciting additional proxies, if necessary, will be approved if stockholders holding at least a majority of our shares of common stock and preferred stock, voting as a single class, present in person or represented by proxy and entitled to vote at the special meeting, cast their votes in favor of the proposal. No proxy that is specifically marked "AGAINST" adoption of the merger agreement and approval of the merger will be voted in favor of the adjournment proposal, unless it is specifically marked "FOR" the adjournment proposal.

Our board of directors recommends that you vote "FOR" the adjournment proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table and the accompanying notes set forth certain information, as of September 26, 2007 (except where otherwise indicated below), concerning the beneficial ownership of our common stock by: (1) each person who is known by us to beneficially own more than five percent of our common stock, (2) each director, (3) each executive officer and (4) all directors and executive officers as a group. Each share of our outstanding preferred stock has one vote per share, and the preferred stock votes as a single class with our common stock on all matters. Accordingly, ownership of our preferred stock is included in the beneficial ownership totals set forth in the following table.

Name and Address Beneficial Ownership	Number	Percentage(1)
RCN Corporation(2) 196 Van Buren Street Herndon, Virginia 20170	14,716,798	28.27
MacKay Shields LLC(3) c/o MacKay Shields Financial Corp. 9 West 57th Street New York, NY 10019	12,023,568	23.10
LC Capital Master Fund Ltd.(4)(5) c/o Lampe Conway & Co. LLC 680 Fifth Avenue, 12th Floor New York, NY 10019	5,640,149	10.81
Loeb Partners Corporation(6) 61 Broadway New York, NY 10006	4,553,489	8.75
Singer Children Management Trust(7) 560 Sylvan Avenue Englewood Cliffs, NJ 07632	4,556,008	8.75
JGD Management Corp.(8) c/o York Capital Management 767 Fifth Avenue, 13th Floor New York, NY 10153	4,183,059	8.04
Greywolf Capital Management L.P.(9) 4 Manhattanville Road, Suite 201 Purchase, NY 10577	4,069,675	7.82
Ted S. Lodge(10)	1,000,000	1.88
José A. Cecin, Jr.(11)	3,068	*
John H. Forsgren	2,061	*
Peter L. Herzig	0	*
Steven G. Lampe(4)(5)	5,649,651	10.83
Steven G. Singer(12)	607,455	1.16
Raymond L. Steele	0	*
Kurt J. Van Wagenen(13)	625,194	1.19

Gene M. Bauer(14)	70,000	*
Eric J. Sandman(15)	187,275	*
John P. Stack	50,000	*
All directors and officers as a group (11 persons)(15)	8,194,704	15.10

(*)
Less than 1%

(1)
Except as noted herein, the information regarding beneficial ownership of our common stock has been presented in accordance with the rules of the Securities and Exchange Commission. Under these rules, a person may be deemed to beneficially own any shares as to which such person, directly or indirectly, has or shares voting power or investment power and also any shares of our common stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days. As used in this proxy statement, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as noted, each stockholder listed has sole voting and investment power with respect to the shares shown as being beneficially owned by such stockholder.

(2)
According to a Schedule 13D filed on June 24, 2007, RCN may be deemed to beneficially own such shares as a result of the support agreements.

(3)
According to information provided to us by MacKay Shields LLC, the pecuniary interests in these shares are held by a number of clients for whom MacKay Shields LLC is the discretionary investment advisor or subadvisor. MacKay Shields LLC has voting and investment control over these shares and, accordingly, is deemed to beneficially own these shares. Included in these shares are 1,401,447 shares of common stock issuable upon conversion of preferred stock.

(4)
Mr. Lampe is affiliated with LC Capital Master Fund Ltd., which owns these shares. Mr. Lampe has shared voting and investment control over these shares and, consequently, is deemed to beneficially own these shares. (5) Mr. Lampe also beneficially owns 9,502 shares of common stock issuable pursuant to currently exercisable stock options granted to Mr. Lampe.

(5)
LC Capital Master Fund Ltd. directly beneficially owns 5,154,960 shares of common stock, 462,462 shares of preferred stock which are convertible to common stock, and options to purchase 22,727 shares of common stock.

(6)
According to a Schedule 13D filed on June 24, 2007, Loeb Partners Corporation and certain of its affiliates beneficially own 4,533,489 shares of common stock.

(7)
According to a Schedule 13D filed on June 24, 2007, Karen Singer is the sole trustee of the Singer Children Management Trust, which owns 4,556,008 shares of common stock (including 699,098 shares issuable upon conversion of preferred stock). The trust is for the benefit of the children of Karen Singer and Gary Singer and Karen Singer does not have any other interest in the stock.

(8)
According to a Schedule 13G filed on February 14, 2007 by JGD Management Corp. ("JGD") with respect to 158,428 shares of common stock owned by York Capital Management L.P., 688,125 shares of common stock owned by York Investment Limited; 193,890 shares of common stock owned by York Select L.P.; 1,455,934 shares of common stock owned by York Credit Opportunities Fund, L.P.; 133,859 shares owned by York Select Unit Trust; 78,091 shares of common stock owned by York Global Value Partners; 1,433,041 shares of common stock owned by York Enhanced Strategies Fund, LLC; and 61,691 shares of common stock owned by certain other accounts. By virtue of its management responsibilities with respect to the above-mentioned entities and accounts, JGD may be deemed to have beneficial ownership over the shares of common stock reported as owned by them. .

(9)
According to a Schedule 13G/A filed on January 19, 2007, Greywolf Capital Management L.P. is the investment manager for Greywolf Capital Partners II, which holds 1,139,299 shares of common stock, and Greywolf Capital Overseas Fund, which holds 2,930,376 shares of common stock.

(10)
Mr. Lodge beneficially owns these shares pursuant to currently exercisable stock options.

(11)
Mr. Cecin beneficially owns these shares pursuant to currently exercisable stock options.

(12)
Mr. Singer is co-trustee of two trusts for the benefit of his brother's children and as trustee has voting and investment control over the 357,455 shares of common stock held in the trusts (including 118,197 shares issuable upon conversion of preferred stock). One of these trusts also holds a currently exercisable warrant to purchase up to 250,000 shares of common stock at a purchase price of $3.00 per share. Mr. Singer's sister-in-law, Karen Singer, serves as sole trustee for the Singer Children Management Trust described in footnote 6 above. Mr. Singer and his sister-in-law disclaim membership in a group, as such term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, and disclaim any other interest in the common stock held in the trusts.

(13)
Includes 500,194 shares held pursuant to currently exercisable options.

(14)
Includes 20,000 shares held pursuant to currently exercisable options.

(15)
Includes 137,275 shares held pursuant to currently exercisable options.

(16)
Includes an aggregate of 2,448,279 shares issuable under currently exercisable options and an aggregate of 580,659 shares issuable upon conversion of preferred stock.

Unless otherwise indicated, the address for the individuals listed above is c/o NEON Communications Group, Inc., 2200 West Park Drive, Westborough, Massachusetts 01581.

OTHER MATTERS

        As of the date of this proxy statement, we know of no matters that will be presented for consideration at the special meeting other than as described in this proxy statement. If, however, other matters are brought before the special meeting, the persons named as proxies will vote in accordance with their judgment on such other matters unless otherwise indicated on the proxy.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

        In accordance with Rule 14a-3(e)(1) under the Exchange Act, one proxy statement will be delivered to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly upon written or oral request a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the proxy statement was delivered. Requests for additional copies of the proxy statement, and requests that in the future separate proxy statements be sent to stockholders who share an address, should be directed to Corporate Secretary, c/o NEON Communications Group, Inc., 2200 West Park Drive, Westborough, Massachusetts 01581, or you can telephone at (508) 616-7800. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the above address and phone number to request delivery of a single copy of these materials.

FUTURE STOCKHOLDER PROPOSALS

        If the merger is completed, we will not have public stockholders and there will be no public participation in any future meetings of stockholders. However, if the merger is not completed, we expect to hold our 2008 annual meeting of stockholders. If such meeting is held, we will notify stockholders entitled to vote at such meeting in writing in accordance with the terms of our bylaws and applicable law. In order to be considered for inclusion in our proxy materials for the 2008 annual meeting, we must receive stockholder proposals of business to be included in our proxy statement for the 2008 annual meeting within a reasonable time period before we begin to print and mail proxy materials for the 2008 annual meeting in accordance with Rule 14a-8(e) under the Securities Exchange Act of 1934. Proposals should be sent to NEON Communications Group, Inc., 2200 West Park Drive, Westborough, Massachusetts, 01581, Attn: Corporate Secretary.

        All stockholders who wish to present a matter at the 2008 annual meeting, including nominations for director, but not include such matter in the proxy statement, must provide notice by certified mail—return receipt requested, addressed to: Corporate Secretary, NEON Communications Group, Inc., 2200 West Park Drive, Westborough, Massachusetts 01581, not less than 90 days nor more than 120 days prior to the 2008 annual meeting or, if our 2008 annual meeting is not scheduled to be held within either 30 days before or after February 27, 2008, not later than the close of business on the tenth day following the day on which notice of the 2008 annual meeting is mailed or the date of the 2008 annual meeting is publicly announced, whichever occurs first. The notice must set forth the stockholder's name and address as they appear on our books and the class and number of shares of our common or preferred share that are beneficially owned by such stockholder. Additionally, the notice must set forth, as to each person whom the stockholder proposes to nominate for election as a director, all information relating to the proposed nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person's written consent to being named as a nominee and to serving as a director if elected).

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

        A number of the matters discussed herein that are not historical or current facts deal with potential future circumstances and developments, in particular, information regarding the new company, including our future operating results and capital expenditures and whether and when the conditions to the merger will be satisfied and transactions contemplated by the merger agreement will be consummated. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include: factors affecting our future operating results and capital expenditures, the effects of the announcement of the proposed merger on our business and our relationships with customers and employees, the results of the review of the proposed merger by various regulatory agencies, and any conditions imposed on the new company in connection with consummation of the merger; approval of the merger by our stockholders and satisfaction of various other conditions to the closing of the merger; and the risks that are described from time to time in our reports filed with the SEC, including our annual report on Form 10-K for the year ended September 30, 2006 and our quarterly report on Form 10-Q for the quarterly period ended June 30, 2007, as such reports may have been amended.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any document we file with the SEC at the SEC's public reference room located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the SEC's public reference rooms. Our SEC filings also are available to the public at the SEC's website at http://www.sec.gov.

        Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of reports, proxy statements or other information concerning us, without charge, by written request, directed to Corporate Secretary, c/o NEON Communications Group, Inc., 2200 West Park Drive, Westborough, Massachusetts 01581, or by calling (508) 616-7800. If you would like to request documents, please do so by October 25, 2007 in order to receive them before the special meeting.

        THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN SUCH JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED OCTOBER 1, 2007. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A

         AGREEMENT AND PLAN OF MERGER

AMONG

RCN CORPORATION,

RAVEN ACQUISITION CORPORATION

AND

NEON COMMUNICATIONS GROUP, INC.

DATED AS OF JUNE 24, 2007

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER

        This AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of June 24, 2007, by and among RCN CORPORATION, a Delaware corporation ("Parent"), RAVEN ACQUISITION CORPORATION, a Delaware corporation ("Buyer") and wholly owned subsidiary of Parent, and NEON COMMUNICATIONS GROUP, INC., a Delaware corporation (the "Company").

W I T N E S S E T H:

        WHEREAS, the parties to this Agreement desire to effect the acquisition of the Company by Parent through a merger of the Company and Buyer;

        WHEREAS, in furtherance of the foregoing, upon the terms and subject to the conditions of this Agreement and in accordance with the Delaware General Corporation Law (the "DGCL"), Buyer shall merge with and into the Company (the "Merger") in accordance with the provisions of the DGCL, with the Company as the surviving corporation;

        WHEREAS, the Board of Directors of each of Parent, Buyer and the Company have approved this Agreement and deem it advisable, fair to and in the best interests of their respective stockholders to consummate the Merger on the terms and conditions set forth in this Agreement;

        WHEREAS, the Board of Directors of the Company has determined that the consideration to be paid for each share of common stock, par value $0.01 per share, of the Company (the "Company Common Stock"), and for each share of 6% Series A Cumulative Convertible Preferred Stock, par value $0.01 per share, of the Company (the "Company Preferred Stock," and together with the Company Common Stock, the "Company Capital Stock"), in the Merger is fair to and in the best interests of the Company and the holders of the Company Capital Stock (the "Company Stockholders") and resolved to recommend that the Company Stockholders adopt this Agreement and approve the Merger and the other transactions contemplated hereby; and

        WHEREAS, as a condition and inducement to Parent entering into this Agreement, concurrently with the execution and delivery of this Agreement, Parent and certain Company Stockholders are entering into support agreements (the "Support Agreements") pursuant to which, among other things, such Company Stockholders have agreed to vote all of their shares of Company Capital Stock in favor of adopting this Agreement and approving the Merger.

        NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements contained in this Agreement and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I

THE MERGER

        Section 1.1.    The Merger.     Upon the terms and subject to the conditions of this Agreement, and in accordance with the DGCL, at the Effective Time, Buyer shall be merged with and into the Company. As a result of the Merger, the separate corporate existence of Buyer shall cease and the Company shall continue as the surviving corporation following the Merger (the "Surviving Corporation"). The corporate existence of the Company, with all of its purposes, rights, privileges, franchises, powers and objects, shall continue unaffected and unimpaired by the Merger and, as the Surviving Corporation, it shall be governed by the DGCL.

        Section 1.2.    Effective Time; Closing.     As promptly as practicable (and in any event within five business days) after the satisfaction or waiver of the conditions set forth in Article VI (other than those conditions which by their terms can only be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing), the parties shall cause the Merger to be consummated by filing a certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware and by making all other filings or recordings required under the DGCL in connection with the Merger, in such form as is required by, and executed in accordance with the relevant provisions of, the DGCL. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware, or at such other time (but not earlier than the time that the Certificate of Merger is filed) as the parties agree shall be specified in the Certificate of Merger (the date and time the Merger becomes effective, the "Effective Time"). On the date of such filing, a closing (the "Closing") shall be held at 10:00 a.m., New York time, at the offices of Andrews Kurth LLP, 450 Lexington Avenue, 15th Floor, New York, New York 10017, or at such other time and location as the parties shall otherwise agree.

        Section 1.3.    Effect of the Merger.     At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all of the property, rights, privileges, powers and franchises of the Company and Buyer shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of the Company and Buyer shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation.

        Section 1.4.    Conversion of Company Capital Stock and Buyer Common Stock.     At the Effective Time, by virtue of the Merger and without any action on the part of Buyer, the Company or the holders of any of the securities described in this Section 1.4:

          (a)   Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares canceled pursuant to Section 1.4(c) and Dissenting Shares, if any) shall be canceled and, by virtue of the Merger and without any action on the part of the holder thereof, shall be converted automatically into the right to receive an amount in cash equal to the Per Share Amount payable without interest, to the holder of such share of Company Common Stock, upon surrender of the certificate that formerly evidenced such share of Company Common Stock in the manner provided in Section 1.7 (the "Common Stock Merger Consideration"). As used herein, "Per Share Amount" means (x) $5.25 if the Adjusted Consolidated Revenue of the Company for the Testing Period applicable to the Closing (the "Testing Period Revenue"), is greater than or equal to the applicable aggregate amount for the three calendar months in the Testing Period set forth on Part A of Schedule 8.11 hereof or (y) $5.15 plus the product, rounded to the nearest one-tenth of one cent, of (I) $0.10 and (II) (A) the positive difference, if any, between the Testing Period Revenue and the applicable aggregate amount for the three calendar months in the Testing Period set forth in Part B of Schedule 8.11 hereof, divided by (B) the difference between the applicable aggregate amount for the three calendar months in the Testing Period set forth in Part A of Schedule 8.11 hereof and the applicable aggregate amount for the three calendar months in the Testing Period set forth in Part B of Schedule 8.11 hereof (but in no event greater that $5.25);

          (b)   Each share of Company Preferred Stock issued and outstanding immediately prior to the Effective Time (other than shares canceled pursuant to Section 1.4(c) and Dissenting Shares, if any), including any and all rights with respect to accrued and unpaid dividends with respect to such Company Preferred Stock, shall be canceled and, by virtue of the Merger and without any action on the part of the holder thereof, shall be converted automatically into the right to receive an amount in cash equal to the Per Share Amount payable without interest, to the holder of such share of Company Preferred Stock, upon surrender of the certificate that formerly evidenced such share of Company Preferred Stock in the manner provided in Section 1.7 (the "Preferred Stock Merger Consideration" and together with the Common Stock Merger Consideration, the "Merger Consideration");

          (c)   Each share of Company Capital Stock issued and outstanding immediately prior to the Effective Time that is owned by Parent, Buyer or any subsidiary of Parent, and each share of Company Capital Stock that is owned by the Company as treasury stock or owned by a Subsidiary shall be canceled and retired and cease to exist, and no payment or distribution shall be made with respect thereto;

          (d)   At the Effective Time, all shares of the Company Capital Stock converted pursuant to Section 1.4(a) or (b) shall no longer be outstanding and shall automatically be canceled and retired and cease to exist, and each holder of a certificate representing any such shares of Company Capital Stock ("Certificate") shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration in accordance with this Article I; and

          (e)   Each share of common stock, par value $0.01 per share, of Buyer issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation and, from and after the Effective Time, shall constitute the only outstanding shares of capital stock of the Surviving Corporation.

        Section 1.5.    Dissenting Shares.

          (a)   Notwithstanding anything in this Agreement to the contrary, shares of Company Capital Stock that are issued and outstanding immediately prior to the Effective Time and which are held by the Company Stockholders who have demanded and perfected their demands for appraisal of such shares of Company Capital Stock in the time and manner provided in Section 262 of the DGCL and, as of the Effective Time, have neither effectively withdrawn nor lost their rights to such appraisal and payment under the DGCL (the "Dissenting Shares") shall not be converted as described in Section 1.4(a) or (b), as applicable, but shall, by virtue of the Merger, be entitled to only such rights as are granted by Section 262 of the DGCL; provided, however, that if such holder shall have failed to perfect or shall have effectively withdrawn or lost his, her or its right to appraisal and payment under the DGCL, such holder's shares of Company Capital Stock shall thereupon be deemed to have been converted, at the Effective Time, as described in Section 1.4(a) or (b), as applicable, into the right to receive the Merger Consideration set forth in such provisions, without any interest thereon.

          (b)   The Company shall give Parent (i) prompt notice of any demands for appraisal pursuant to Section 262 of the DGCL received by the Company, withdrawals of such demands, and any other instruments served pursuant to the DGCL with respect to demands for appraisal and received by the Company; and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under the DGCL. The Company shall not, except with the prior written consent of Parent or as otherwise required by applicable Law, make any payment with respect to any such demands for appraisal or offer to settle or settle any such demands.

        Section 1.6.    Stock Options and Warrants.

          (a)   As of the Effective Time, each outstanding option to acquire Company Common Stock (collectively, the "Company Options") granted under the Globix Corporation 2003 Stock Option Plan, the Neon Communications, Inc. 2003 Directors' Stock Option Plan, as amended, and the Neon Communications, Inc. Stock Incentive Plan, as amended (collectively, the "Company Stock Option Plans") shall be canceled and extinguished, and the holder thereof, without any action on the part of such holder and in full consideration of such cancellation, shall be entitled to receive, promptly following the Effective Time, from the Surviving Corporation with respect to each share of Company Common Stock issuable under such cancelled Company Option immediately prior to the Effective Time (regardless of whether or not such Company Options are vested and exercisable), an amount (the "Option Amount") in cash equal to the excess, if any, of the stated

  dollar amount of the Common Stock Merger Consideration over the applicable exercise price per share of the Company Option, less any withholding taxes as described in Section 1.7(e) and without interest. After the Effective Time, holders of canceled Company Options shall have no further rights in respect of such canceled Company Options except the right to receive the Option Amount provided by this Section 1.6(a). Prior to the Effective Time, the Board of Directors or committee of the Company, as applicable, will adopt such resolutions and will take such other actions as may be reasonably required to effectuate the actions contemplated by this Section 1.6(a), without paying any consideration or incurring any debts or obligations on behalf of the Company or the Surviving Corporation other than the right to receive the Option Amount provided by this Section 1.6(a).

          (b)   At the Effective Time, all Company Warrants will be automatically exercisable for the Merger Consideration. Upon the surrender of any Company Warrant to the Paying Agent in accordance with Section 1.7(f), the holder of such Company Warrant shall be entitled to receive an amount in cash determined by multiplying (a) the excess, if any, of the stated dollar amount of the Common Stock Merger Consideration over the applicable exercise price of the Company Warrant by (b) the number of shares of Company Common Stock such holder could have purchased had such holder exercised the Company Warrant immediately prior to the Effective Time less any withholding taxes as described in Section 1.7(e) and without interest.

        Section 1.7.    Surrender of Shares of Company Capital Stock; Stock Transfer Books.

          (a)   Prior to the Effective Time, Parent shall designate a bank or trust company reasonably acceptable to the Company (the "Paying Agent") and enter into a paying agent agreement in form and substance reasonably acceptable to the Company with such Paying Agent (the "Paying Agent Agreement"), pursuant to which the Paying Agent will act as agent for the Company Stockholders and receive the funds necessary to make the payments to the Company Stockholders pursuant to Section 1.4 upon surrender of the Company Stockholders' Certificates and pursuant to Section 1.6 in the case of holders who exercise Company Warrants. Parent shall, at or prior to the Effective Time, deposit with the Paying Agent the aggregate Merger Consideration to be paid in respect of the shares of Company Capital Stock and the consideration to be paid to holders of Company Warrants pursuant to Section 1.6 (the "Fund"). Subject to the Paying Agent Agreement, the Fund shall be invested by the Paying Agent as directed by Parent. Any net profit resulting from, or interest or income produced by, such investments, shall be payable to Parent. Parent shall promptly replace any monies lost through any investment made pursuant to this Section 1.7(a) or otherwise satisfy any deficiency in the amount of the Fund necessary to pay the Merger Consideration and the consideration to be paid to holders of Company Warrants pursuant to Section 1.6. The Paying Agent shall make the payments provided in Section 1.4.

          (b)   As promptly as practicable after the Effective Time, Parent shall cause the Paying Agent to mail to each person who was, at the Effective Time, a holder of record of shares of Company Capital Stock entitled to receive the Merger Consideration pursuant to Section 1.4 a customary form of letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Paying Agent) and instructions for use in effecting the surrender of the Certificates pursuant to such letter of transmittal. Upon surrender to the Paying Agent of a Certificate, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be reasonably required pursuant to such instructions, the holder of such Certificate shall be entitled to receive, in exchange therefor, the Merger Consideration for each share of each series of Company Capital Stock formerly evidenced by such Certificate, and such Certificate shall then be canceled. Until so surrendered, each such Certificate shall, at and after the Effective Time, represent for all purposes only the right to receive the Merger Consideration. No interest shall accrue or be paid to any beneficial owner of shares of Company

  Capital Stock or any holder of any Certificate with respect to the Merger Consideration payable upon the surrender of any Certificate. If payment of the Merger Consideration is to be made to a person other than the person in whose name the surrendered Certificate is registered on the stock transfer books of the Company, it shall be a condition of payment that the Certificate so surrendered shall be endorsed in blank or to the Paying Agent or otherwise be in proper form for transfer and that the person requesting such payment shall pay all transfer and other Taxes required by reason of the payment of the Merger Consideration to a person other than the registered holder of the Certificate surrendered or shall have established to the reasonable satisfaction of Parent that such Taxes either have been paid or are not applicable. If any Certificate shall have been lost, stolen or destroyed, upon making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such person of a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent shall issue in exchange for such lost, stolen or destroyed Certificate the applicable Merger Consideration such holder is entitled to receive pursuant to Section 1.4.

          (c)   At any time following the date that is twelve months after the Effective Time, Parent shall be entitled to require the Paying Agent to deliver to it any portion of the Fund that had been made available to the Paying Agent and not disbursed to the Company Stockholders (including, to the extent not previously delivered to Parent, all interest and other income received by the Paying Agent in respect of all amounts held in the Fund or other funds made available to it), and thereafter each such holder shall be entitled to look only to Parent who shall remain liable for such amounts (subject to abandoned property, escheat and other similar Laws), and only as general creditors thereof, with respect to any Merger Consideration that may be payable upon due surrender of the Certificates held by such holder. If any Certificates shall not have been surrendered prior to six years after the Effective Time (or such earlier date as shall be immediately prior to the date that such unclaimed funds would otherwise become subject to any abandoned property, escheat or similar Law), unclaimed funds payable with respect to such Certificates shall become, to the extent permitted by applicable Law, the property of the Surviving Corporation, free and clear of all claims or interests of any Person previously entitled thereto. Notwithstanding the foregoing, none of the Surviving Corporation, Parent, Buyer, the Paying Agent or any other person shall be liable to any Company Stockholder for any Merger Consideration delivered in respect of such share of Company Capital Stock or Company Warrant to a public official pursuant to any abandoned property, escheat or other similar Law.

          (d)   At the Effective Time, the stock transfer books of the Company shall be closed, and thereafter there shall be no further registration of transfers of shares of Company Capital Stock on the records of the Company. From and after the Effective Time, except for Parent and Buyer, the Company Stockholders holding shares of Company Capital Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares of Company Capital Stock except for the right to receive the Merger Consideration and as otherwise provided herein or by applicable Law, and the Merger Consideration paid pursuant to this Article I upon the surrender or exchange of Certificates shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Capital Stock theretofore represented by such Certificates. On or after the Effective Time, any Certificates presented to the Paying Agent or Buyer for any reason shall be canceled against delivery of the Merger Consideration to which the holders thereof are entitled pursuant to Section 1.4.

          (e)   Parent, Buyer, the Surviving Corporation and the Paying Agent, as the case may be, shall be entitled to deduct and withhold from the Merger Consideration and any other amount otherwise payable pursuant to this Agreement to any Company Stockholder, any holder of Company Options or Company Warrants (each, a "Payee") such amounts that Parent, Buyer, the

  Surviving Corporation or the Paying Agent is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986 (the "Code"), the rules and regulations promulgated thereunder or any provision of state, local or foreign Tax Law. Any amounts so withheld shall be treated for all purposes of this Agreement as having been paid to Payee.

          (f)    Upon the surrender to the Paying Agent of an original copy of a Company Warrant, the Paying Agent shall pay to such holder such amount as the holder of the Warrant shall be entitled to pursuant to Section 1.6(b). The procedures set forth in this Section 1.7 shall apply to any surrender of a Company Warrant.

ARTICLE II

THE SURVIVING CORPORATION

        Section 2.1.    Certificate of Incorporation.     The certificate of incorporation of Buyer at the Effective Time shall be the certificate of incorporation of the Surviving Corporation, until the same shall thereafter be altered, amended or repealed in accordance with applicable Law or such certificate of incorporation; provided, however, that Article I shall be amended to provide that the name of the Surviving Corporation shall be the name of the Company.

        Section 2.2.    Bylaws.     The bylaws of Buyer at the Effective Time shall be the bylaws of the Surviving Corporation, until the same shall thereafter be altered, amended or repealed in accordance with applicable Law, the certificate of incorporation of the Surviving Corporation or such bylaws.

        Section 2.3.    Directors and Officers.     From and after the Effective Time, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified in accordance with applicable Law, (a) the directors of Buyer at the Effective Time shall be the directors of the Surviving Corporation; and (b) the officers of Buyer at the Effective Time shall be the officers of the Surviving Corporation.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except as disclosed in (a) a registration statement, prospectus, report, form, schedule or proxy statement filed since September 30, 2006 and prior to the date hereof by the Company with the Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933 (the "Securities Act") or the Securities Exchange Act of 1934 (the "Exchange Act") (collectively, the "Company SEC Reports"); or (b) the disclosure letter (the "Company Disclosure Letter") delivered by the Company to Parent concurrently with the execution of this Agreement (which letter sets forth items of disclosure with specific reference to the particular Section or subsection of this Agreement to which the information in the Company Disclosure Letter relates; provided, however, that any information set forth in one provision, subprovision, section or subsection of the Company Disclosure Letter will be deemed to apply to each other provision, subprovision, section or subsection of this Agreement to which its relevance is reasonably apparent; provided, further, that, notwithstanding anything in this Agreement to the contrary, the inclusion of an item in such letter as an exception to a representation or warranty will not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would reasonably be expected to have a Material Adverse Effect), the Company represents and warrants to Parent and Buyer as follows:

        Section 3.1.    Organization and Standing.     Each of the Company and each direct or indirect subsidiary of the Company (a "Subsidiary") (a) is a corporation, limited liability company, partnership or other entity duly organized, validly existing and, where applicable, in good standing under the Laws of the jurisdiction of its organization; (b) has full corporate or other similar power and authority to own, lease and operate its properties and assets and to conduct its business as presently conducted; and (c) is duly qualified or licensed to do business as a foreign corporation or other entity and is in good standing in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except where failure to have such approvals or to be so qualified or licensed has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (as defined below). The Company has made available to Parent true and complete copies of the Company's certificate of incorporation (the "Company Certificate of Incorporation") and the Company's bylaws (the "Company Bylaws"), each as in effect as of the date of this Agreement. Section 3.1 of the Company Disclosure Letter sets forth the name of each Subsidiary of the Company, its jurisdiction of organization and each jurisdiction where it is qualified to do business.

        Section 3.2.    Capitalization.

          (a)   The authorized capital stock of the Company consists of 500,000,000 shares of Company Common Stock and 5,000,000 shares of Preferred Stock, par value $0.01 per share, of which 4,500,000 have been designated as Series A Cumulative Convertible Preferred Stock. As of the date hereof, (a) 48,881,655 shares of Company Common Stock are issued and outstanding, all of which are validly issued, fully paid and nonassessable and free of preemptive rights; (b) no shares of Company Common Stock are held in the treasury of the Company; (c) 3,676,789 Company Options are outstanding pursuant to the Company Stock Option Plans, each such option entitling the holder thereof to purchase one share of Company Common Stock, for which the name of the holder, number of shares, vesting schedule, term and exercise price are set forth in Section 3.2(a) of the Company Disclosure Letter; (d) 2,971,753 shares of Company Preferred Stock are issued and outstanding, all of which are validly issued, fully paid and nonassessable and free of preemptive rights, and as to which the Company has not, since such shares were issued, declared or paid any dividends or set any record dates with respect thereto; and (e) no shares of Company Common Stock are reserved for issuance upon exercise of outstanding stock options or otherwise, except for (x) 3,676,789 shares of Company Common Stock reserved for issuance pursuant to Company Options; (y) 2,971,753 shares of Company Common Stock reserved for issuance upon conversion of the outstanding shares of the Company Preferred Stock; and (z) 1,578,620 shares of Company Common Stock reserved for issuance under the outstanding warrants to purchase shares of Company Common Stock (the "Company Warrants").

          (b)   Except as set forth above, there are no options, equity-linked awards, warrants, convertible securities, subscriptions, stock appreciation rights, phantom stock plans or stock equivalents or other rights, agreements, arrangements or commitments (contingent or otherwise) of any character issued or authorized by the Company or any Subsidiary relating to the issued or unissued capital stock of the Company or any Subsidiary or obligating the Company or any Subsidiary to issue or sell any shares of capital stock of, or options, warrants, convertible securities, subscriptions or other equity interests in, the Company or any Subsidiary. There are no outstanding contractual obligations of the Company or any Subsidiary to repurchase, redeem or otherwise acquire any shares of Company Capital Stock or any capital stock of any Subsidiary or make any investment (in the form of a loan, capital contribution or otherwise) in, any person. Except for the Support Agreements, there are no stockholder agreements, voting trusts, proxies or other agreements or understandings to which the Company or a Subsidiary is a party or is bound with respect to the voting or registration of any shares of capital stock or other equity interests of the Company or any Subsidiary.

          (c)   The only Subsidiaries are those listed in Section 3.2(c) of the Company Disclosure Letter. Each outstanding share of capital stock of, or other equity interest in, each Subsidiary is duly authorized, validly issued, fully paid and nonassessable and free of any preemptive rights. The Company owns (either directly or indirectly) beneficially and of record all of the issued and outstanding capital stock of, or other equity interest in, each Subsidiary, free and clear of all security interests, liens, claims, pledges, options, rights of first refusal and other encumbrances of any nature whatsoever (collectively, the "Liens") and does not own an equity interest in any other corporation, partnership or entity, other than the Subsidiaries. No bonds, debentures, notes or other indebtedness of the Company or the Subsidiaries having the right to vote (or which are convertible into or exercisable for securities having the right to vote) on any matter on which stockholders of the Company may vote are issued or outstanding.

        Section 3.3.    Authority for Agreement.

          (a)   The Company has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and, subject to obtaining the Company Stockholder Approval, to consummate the Merger and the other transactions contemplated by this Agreement. The execution, delivery and performance by the Company of this Agreement, and the consummation by the Company of the Merger and the other transactions contemplated by this Agreement, have been duly authorized by all necessary corporate action (including the approval of the Board of Directors of the Company), and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the Merger or the other transactions contemplated by this Agreement (other than, with respect to the Merger, the approval of the Merger and adoption of this Agreement by the affirmative vote of holders of a majority of the voting power of the then issued and outstanding shares of the Company Common Stock and the then issued and outstanding shares of the Company Preferred Stock, voting together as a single class (the "Company Stockholder Approval"), and the filing and recordation of the certificate of merger as required by the DGCL). This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Buyer, constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar Laws now or hereafter in effect relating to or limiting creditors' rights generally and general principles of equity. The Company Stockholder Approval is the only vote of the Company Stockholders necessary to approve this Agreement, the Merger and the other transactions contemplated by this Agreement.

          (b)   At a special meeting duly called and held on June 23, 2007, the Board of Directors of the Company unanimously (i) determined that this Agreement and the other transactions contemplated hereby, including the Merger, are fair to and in the best interests of, the Company and the Company Stockholders; (ii) approved, authorized and adopted this Agreement and approved and authorized the Merger and the other transactions contemplated hereby; and (iii) resolved to recommend approval and adoption by the Company Stockholders of this Agreement, the Merger and the other transactions contemplated by this Agreement (the "Company Recommendation"). The actions taken by the Board of Directors of the Company constitute approval of the Merger, this Agreement and the other transactions contemplated hereby by the Board of Directors of the Company under the provisions of Section 203 of the DGCL such that Section 203 of the DGCL does not apply to this Agreement, or the transactions contemplated hereby. Other than Section 203 of the DGCL, no state anti-takeover or similar statute is applicable to the Merger, this Agreement or any of the transactions contemplated by this Agreement. The Bank Street Group, LLC (the "Independent Advisor"), the independent financial advisor to the Board of Directors of the Company, has delivered to the Board of Directors of the Company its opinion, dated as of the date of this Agreement, that, as of such date and based on the assumptions, qualifications and limitations contained in such opinion, the consideration to be received by the Company Stockholders in the Merger is fair, from a financial point of view, to such holders.

        Section 3.4.    No Conflict.     The execution and delivery of this Agreement by the Company do not, and subject to obtaining the Company Stockholder Approval the performance of this Agreement by the Company and the consummation of the Merger and the other transactions contemplated by this Agreement will not, (a) conflict with or violate the Company Certificate of Incorporation or the Company Bylaws or equivalent organizational documents of any of the Subsidiaries; (b) assuming that all filings, notifications, consents, approvals, authorizations and other actions described in Section 3.5 of this Agreement or Section 3.5 of the Company Disclosure Letter have been obtained or made, contravene or conflict with or violate any United States federal, state, local or foreign statute, law, rule, regulation, ordinance, code, order, judgment, decree or any other requirement or rule of law of any Governmental Entity (a "Law") applicable to the Company or any of the Subsidiaries or by which any property or asset of the Company or any of the Subsidiaries is bound or affected; or (c) result in a breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, require consent under, give to others any right of termination, amendment, acceleration or cancellation of, result in triggering any payment or other obligations, or result in the creation of a Lien on any property or asset of the Company or any of the Subsidiaries pursuant to, any note, bond, mortgage, deed of trust, License, lease, contract, agreement, joint venture or other instrument or obligation to which the Company or any Subsidiary is a party, or by which the Company or any Subsidiary or any of their properties is bound or affected, except in the case of clauses (b) and (c) above for any such conflicts, violations, breaches, defaults or other occurrences that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. "Material Adverse Effect" shall mean (i) a material adverse effect on the business, operations or financial condition of the Company and the Subsidiaries taken as a whole (provided, however, that with respect to this clause (i), Material Adverse Effect will be deemed not to include (A) any change in any Law or interpretation thereof; (B) any change in economic conditions affecting the United States economy in general; (C) any change that is generally applicable to the industries in which the Company operates; (D) any change, in and of its itself, in the trading price or trading volume of the Company Common Stock after the date of this Agreement (provided, however, that this clause (D) shall not exclude any underlying circumstance, change, event, fact, development or effect that may have caused that change in market price); (E) the entry into or announcement of this Agreement and/or the consummation of the transactions contemplated hereby; (F) any action taken by Parent or any of its Affiliates; or (G) any acts of terrorism or any outbreak of hostilities or war; provided, however, that no exception enumerated in any of the immediately preceding clauses (A), (B), (C) or (G) shall apply to the extent any such effect, change, circumstance, event, fact or development has a materially disproportionate effect on the Company and the Subsidiaries, taken as a whole, relative to other comparable companies in the industry in which they operate; or (ii) a material adverse effect on the ability of the Company to perform its obligations under this Agreement and to consummate the Merger and the other transactions contemplated by this Agreement.

        Section 3.5.    Required Filings and Consents.     The execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company will not, require any consent, approval, authorization or permit of, or filing with or notification to, any United States federal, state or local or any foreign government or any court, administrative or regulatory agency or commission or other governmental authority or agency (a "Governmental Entity") on the part of the Company, except (a) for applicable requirements, if any, of state securities or "blue sky" laws ("Blue Sky Laws") and filing and recordation of the Certificate of Merger as required by the DGCL; (b) for those required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"); (c) for those required by the Federal Communications Commission or any successor entity (the "FCC") under the Communications Act of 1934 and the rules, regulations and policies of the FCC promulgated thereunder (the "FCC Approvals"); (d) for such filings and approvals as are required to be made or obtained with or from any state public service or public utility commission or similar state regulatory bodies (the "State PUC") in connection with the consummation of the Merger and the other transactions contemplated by this Agreement (collectively, the "State Approvals"); (e) for the filing with the SEC and the American Stock Exchange of the proxy statement (the "Proxy Statement") to be mailed to the Company Stockholders in connection with the meeting of the Company Stockholders to be called to consider the Merger (the "Stockholders' Meeting"); (f) those that may be required solely by reason of Parent's participation in the transactions contemplated hereby; or (g) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

        Section 3.6.    Compliance.     Subject to Section 3.7, since January 1, 2004, each of the Company and the Subsidiaries has been in compliance with all Laws applicable to the Company or any of the Subsidiaries or by which any property, business or asset of the Company or any of the Subsidiaries is bound or affected, except for any such failures to comply or violations that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

        Section 3.7.    Licenses and Permits.

          (a)   Each of the Company and the Subsidiaries has all governmental permits, licenses, franchises, variances, exemptions, consents, certificates, orders and approvals issued or granted by a Governmental Entity necessary for it to own, lease and operate its properties and assets and to conduct its business as presently conducted (the "Company Licenses"), except those the absence of which have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each material Company License is listed on Section 3.7 of the Company Disclosure Letter.

          (b)   All Company Licenses are in full force and effect and no suspension, cancellation or revocation of any of the Company Licenses is pending or, to the Knowledge of the Company, threatened, except where the failure to be in full force and effect or such suspension, cancellation or revocation would not have, individually or in the aggregate, a Material Adverse Effect. For purposes of this Agreement, the term "Knowledge" means the actual knowledge, after due inquiry, of the officers of the Company set forth in Section 3.7 of the Company Disclosure Letter.

          (c)   Each of the Company and the Subsidiaries is in compliance with (i) its obligations under each of the Company Licenses; and (ii) the rules and regulations of the Governmental Entity issuing such Company Licenses, except, in either case, for such failures to be in compliance as have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          (d)   To the Knowledge of the Company, no event or condition has occurred or exists which would result in a violation of, breach, default or loss of a benefit under, or acceleration of an obligation of the Company or any Subsidiary under, any Company License (in each case, with or without notice or lapse of time or both), except for violations, breaches, defaults, losses or accelerations that would not, individually or in the aggregate, have a Material Adverse Effect.

          (e)   The Company does not have Knowledge of any Law, condition of any Company License, or failure by the Company to comply with any Law or Company License, that would reasonably be expected to impair, delay or preclude the issuance of all FCC Approvals and State Approvals.

          (f)    The Company and the Subsidiaries do not provide any "telephone exchange services" as defined in Section 3(47) of the Communications Act, 47 U.S.C. § 572.

        Section 3.8.    Company SEC Reports; Financial Statements.

          (a)   As of the date of this Agreement, the Company SEC Reports constitute all of the reports, proxy statements, forms, and other documents required to be filed or furnished by the Company with the SEC since September 30, 2005. As of their respective dates, the Company SEC

  Reports and any registration statement, prospectus, report, form, schedule or proxy statement filed with or furnished to the SEC on or after the date of this Agreement (the "Subsequent Company SEC Reports") (i) were prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act and, in each case, the rules and regulations promulgated thereunder; and (ii) did not, at the time they were filed, or, if amended, as of the date of such amendment, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. As of the date hereof, there are no outstanding, unresolved comments of the SEC staff with respect to any of the Company SEC Reports, and since September 30, 2005 and prior to the date hereof, there has been no correspondence from the SEC to the Company or responses of the Company thereto that are not publicly filed and available electronically by means of the SEC's Electronic Data Gathering and Retrieval system or otherwise made available to Parent, unredacted copies of which have been provided by the Company to Parent.

          (b)   The consolidated financial statements of the Company included in the Company SEC Reports (including the related notes and schedules) comply, and the consolidated financial statements of the Company included in any Subsequent Company SEC Reports (collectively, the "Company Financial Statements") will comply, as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with United States generally accepted accounting principles ("GAAP") (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations, cash flows and changes in stockholders' equity for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments).

          (c)   Except as and to the extent set forth on the consolidated balance sheet of the Company and its consolidated Subsidiaries at March 31, 2007 (the "Balance Sheet Date") (including the notes thereto) included in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2007, neither the Company nor any Subsidiary has any liability or obligation of any nature that would be required to be reflected or reserved against in a consolidated balance sheet of the Company and its consolidated Subsidiaries prepared in accordance with GAAP as applied in preparing such balance sheet on the Balance Sheet Date, except for liabilities and obligations (i) incurred in connection with the transactions contemplated by this Agreement; (ii) incurred in the ordinary course of business since March 31, 2007; (iii) that constitute less than 1% of the consolidated annual gross revenues of the Company; or (iv) that would not reasonably be expected to have a Material Adverse Effect.

          (d)   The Company maintains disclosure controls and procedures in accordance with Rule 13a-15 under the Exchange Act. Those controls and procedures are effective to ensure that all material information concerning the Company and the Subsidiaries is made known on a timely basis to the individuals responsible for the preparation of the Company's filings with the SEC. Since October 1, 2005, the Company has not received notice from the SEC that any of its accounting policies or practices are the subject of any review, investigation or challenge except for comments furnished by the staff of the SEC in respect of Company SEC Reports that have been addressed or withdrawn. The principal executive officer of the Company and the principal financial officer of the Company have made the certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the SEC thereunder with respect to each Company SEC Report subject to that requirement.

          (e)   The Company has disclosed, based on the most recent evaluation of internal controls over financial reporting, to the Company's auditors and the audit committee of the Board of Directors of the Company, (i) any significant deficiencies or material weaknesses in the design or operation of the Company's internal control over financial reporting that are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting.

          (f)    Since the date of the most recent evaluation of such controls and procedures, there have been no significant changes in the Company's internal controls over financial reporting.

        Section 3.9.    Absence of Certain Changes or Events.     Except as contemplated by this Agreement, (a) since September 30, 2006, there has not been any event or occurrence of any condition that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and (b) since September 30, 2006 through the date of this Agreement, the Company and the Subsidiaries have conducted their respective businesses in all material respects in the ordinary course and consistent with prior practice and there has not been (i) any declaration, setting aside or payment of any dividend or any other distribution with respect to any of the capital stock of the Company or any Subsidiary; (ii) any change in accounting methods, principles or practices employed by the Company except insofar as may have been required by a change in GAAP; (iii) any damage, destruction or loss (whether or not covered by insurance) with respect to any property or asset of the Company or any Subsidiary and having a Material Adverse Effect; or (iv) taken any action that, were it to be taken from and after the date of this Agreement, would require approval of Parent pursuant to clauses (ii), (iii), (iv), (v), (vi), (xv), (xvi), (xvii) and (xviii) of Section 5.1(b) or Section 5.1(c) (to the extent relating to any of the foregoing clauses).

        Section 3.10.    Taxes.

          (a)   Each of the Company and any of the Subsidiaries has timely filed all material Tax Returns required to be filed. All Tax Returns filed by each of the Company and any of the Subsidiaries are true, correct and complete in all material respects, and each of the Company and any of the Subsidiaries have timely paid when due all Taxes reported on such Tax Returns.

          (b)   Each of the Company and any of the Subsidiaries (i) has paid all material Taxes required to be paid (whether or not shown on a Tax Return); or (ii) has reflected on the most recent consolidated balance sheet filed with the Company Financial Statements, in accordance with GAAP, adequate accruals for the payment of all material Taxes (whether or not shown on a Tax Return), including contingent Tax liabilities, with respect to all Taxable periods ending on or before the Effective Time and all Taxable periods starting before and ending after the Effective Time to the extent attributable to the portion of such periods up to and including the Effective Time.

          (c)   The Company has made available to Parent complete copies of all Tax Returns filed by the Company or any of the Subsidiaries requested by Parent or its representatives.

          (d)   There are no material Liens arising from or related to Taxes on or pending against the Company, the Subsidiaries or any of their properties, other than Liens for Taxes not yet due and payable.

          (e)   No extension of time has been requested or granted for the Company or any of the Subsidiaries to file any Tax Return that has not yet been filed or to pay any Tax that has not yet been paid. Neither the Company nor any of the Subsidiaries has granted a power of attorney that remains outstanding with regard to any Tax matter.

          (f)    There is no material pending or, to the Knowledge of the Company, threatened examination, investigation, audit, suit, action, claim or proceeding relating to Taxes (a "Tax Audit") of the Company or any of the Subsidiaries.

          (g)   Parent has received (i) copies of all material Tax Audit reports and correspondence between the Company or any of the Subsidiaries and any Governmental Entity issued or made during the last three (3) years or otherwise requested by Parent or its representatives; and a (ii) complete summary of all oral communications between the Company or the Subsidiaries and any Governmental Entity relating to any Tax Audits of the Company or the Subsidiaries during such years, including without limitation, any Tax Audit that is in progress or for which a still effective extension of the statute of limitations was granted.

          (h)   Neither the Company nor any of the Subsidiaries has within the last four (4) years received notice of a determination by a Governmental Entity that material Taxes are owed by the Company or any of the Subsidiaries (such determination to be referred to as a "Tax Deficiency"). To the Knowledge of the Company, no material Tax Deficiency with respect to the Company or any of the Subsidiaries is proposed or threatened.

          (i)    All material Tax Deficiencies of the Company or the Subsidiaries have been paid or finally settled and all amounts determined by settlement to be owed have been paid.

          (j)    There are no presently outstanding waivers or extensions or requests for waiver or extension of the time within which a material Tax Deficiency of the Company or any of the Subsidiaries may be asserted or assessed.

          (k)   Neither the Company nor any of the Subsidiaries has changed any Tax accounting method during any of the three (3) most recent Taxable years ending on or before the Effective Time.

          (l)    Neither the Company nor the Subsidiaries has ever been required to include in income any adjustment pursuant to section 481 of the Code, and no Governmental Entity has ever made or proposed any such adjustment. Neither the Company nor any of the Subsidiaries has entered into a closing agreement, as described in section 7121 of the Code, or an advance pricing agreement with a Governmental Entity relating to Taxes.

          (m)  Neither the Company nor the Subsidiaries owns any property that is tax-exempt use property within the meaning of section 168(h) of the Code, that is described in section 168(f)(8) of the Code as in effect prior to its amendment by the Tax Reform Act of 1986, that is tax-exempt bond financed property within the meaning of Section 168(g) of the Code or that is "limited use property" within the meaning of Rev. Proc. 2001-28.

          (n)   Neither the Company nor any of the Subsidiaries is a party to any arrangement to which Sections 162(m) or 280G of the Code could under any circumstances apply.

          (o)   Neither the Company nor the Subsidiaries is now or has ever been (i) an includable member of an "affiliated group" within the meaning of Section 1504(a) of the Code other than an affiliated group consisting only of the Company and one or more of its current Subsidiaries or otherwise liable for the Taxes of a person other than the Company pursuant to Treasury Regulation Section 1.1502-6 or any similar provision of Law, whether or not as a transferee, a successor, by operation of law, by contract or otherwise; (ii) a member of any consolidated, combined or unitary Tax Return filing group other than a group consisting only of the Company and one or more of the current Subsidiaries; (iii) a party to any Tax Sharing Agreement; (iv) the owner of an interest in an entity that is or is treated as a Tax partnership or real estate investment trust as defined in Section 856 of the Code; (v) a United States shareholder as defined in Section 951(b) of the Code of a controlled foreign corporation as defined in Section 957 of the

  Code; or (vi) a shareholder of a passive foreign investment company, as defined in Section 1297 of the Code.

          (p)   Neither the Company nor any of the Subsidiaries have ever participated, directly or indirectly, in a transaction which is described in Treasury Regulation Sections 1.6011-4(b) or have ever held "an interest" in a "tax shelter," as those terms are defined in Treasury Regulation Section 301.6112-1.

          (q)   None of the Company's employees whose duties include tax matters is aware, after diligence that is reasonable taking into consideration the duration of their tenure with the Company, of facts and circumstances that would make it likely that there are material deferred intercompany gains of the Company or any of its Subsidiaries that have not been fully taken into income for income Tax purposes or that there is a material excess loss account with respect to the stock of any of the Subsidiaries.

          (r)   No claim has ever been made by a Governmental Entity in a jurisdiction in which the Company or any of the Subsidiaries does not pay Taxes or file Tax Returns that the Company or any of the Subsidiaries is or may be subject to Tax in such jurisdiction.

          (s)   Neither the Company nor any of the Subsidiaries has ever requested a private ruling from a Governmental Entity on any matter.

          (t)    Neither the Company nor any of the Subsidiaries has been a "distributing corporation" or a "controlled corporation" in connection with a distribution described in Section 355 of the Code.

          (u)   The net operating losses, alternative minimum tax net operating losses, net capital losses, alternative minimum tax net capital losses, Tax credits, alternative minimum tax credits and other Tax attributes of the Company and the Subsidiaries have not become subject to any consolidated return limitation, limitation under section 382 of the Code or any other limitation on their use, allowance or availability since the closing date of that certain merger between the Company (f/k/a Globix Corporation) and NEON Communications, Inc.

          (v)   The Company and the Subsidiaries have collected and remitted to the appropriate Tax Authorities all material sales and use and similar Taxes required to have been collected and remitted on or prior to the Effective Time and have been furnished, and (if required) have filed, properly completed exemption certificates for all exempt transactions. The Company and the Subsidiaries have maintained and have in their possession all records, supporting documents and exemption and resale certificates required by applicable sales Tax statutes and regulations to be retained in connection with the collection and remittance of sales and use and similar Taxes for all periods up to and including the Effective Time.

          (w)  For purposes of this Agreement, "Tax" (and, with correlative meanings, "Taxes" and "Taxable") means (i)(A) any federal, state, local or foreign income, net income, gross income, business and occupation, admissions, gross receipts, sales, use, value added, ad valorem, transfer, transfer gains, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, rent, recording, occupation, premium, real or personal property, intangibles, environmental or windfall profits Tax, alternative or add-on minimum Tax, customs duty, universal service, communications, common carrier, public service and other regulatory fees and impositions, or other Tax, fee, duty, levy, impost, assessment or charge of any kind whatsoever, together with (B) any interest and any penalty, addition to Tax or additional amount imposed by any Governmental Entity responsible for the imposition of any such Tax; (ii) any liability for the payment of any amount of the type described in the immediately preceding clause (i) as a result of being a member of a consolidated, affiliated, unitary or combined group with any other corporation or entity at any time prior to the Effective Time; and (iii) any liability for the payment of any amount of the type described in the preceding clauses (i) or (ii) as a result of a Tax Sharing

  Agreement; and "Tax Return" means any report or return (including any attached schedules or any amendments to such report or return) supplied to or filed with any Governmental Entity with respect to any Tax, including any information return, any document with respect to or accompanying payments of estimated Taxes or with respect to or accompanying requests for extensions of time in which to file any such report or return; and "Tax Sharing Agreement" means any agreement which obligates a person to make any payment computed by reference to the Taxes, Taxable income or Tax losses of any other individual or entity, whether or not such other individual or entity is an Affiliate, including, without limitation, any Tax indemnity, tax indemnity agreement or other agreement, arrangement or practice with respect to Taxes.

          (x)   Notwithstanding any other representation or warranty contained in this Article III, the representations and warranties contained in this Section 3.10 and Section 3.14 constitute the sole representations and warranties of the Company relating to Tax matters.

        Section 3.11.    Change of Control Agreements.     Neither the execution and delivery of this Agreement nor the consummation of the Merger or the other transactions contemplated by this Agreement, will (either alone or in conjunction with any other event) result in, cause the accelerated vesting or delivery of, or increase the amount or value of, any payment or benefit to any director, officer or employee of the Company or any Subsidiary.

        Section 3.12.    Litigation.     Section 3.12 of the Company Disclosure Letter sets forth a true, correct and complete list of all claims, suits, actions or administrative, arbitration or other legal proceedings, at law or in equity ("Litigation") pending or, to the Knowledge of the Company, threatened against the Company or any of the Subsidiaries. No Litigation pending or, to the Knowledge of the Company, threatened against the Company or any of the Subsidiaries has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except for such matters which have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there are no judgments, orders, injunctions, decrees, stipulations or awards (whether rendered by a court, administrative agency, or by arbitration, pursuant to a grievance or other procedure) against or relating to the Company or any of the Subsidiaries.

        Section 3.13.    Contracts and Commitments.

          (a)   Set forth in Section 3.13(a) of the Company Disclosure Letter is each contract, arrangement, commitment or understanding (whether written or oral) that the Company or any Subsidiary is a party to or bound by as of the date of this Agreement (i) that is a "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated under the Securities Act) to the Company or any Subsidiary; (ii) that materially restricts the conduct of any material line of business by the Company, or the ability of the Company to operate in any geographic area; (iii) with or to a labor union (including any collective bargaining agreement); (iv) relating to indebtedness, borrowed money or the deferred purchase price of property or any guarantee in respect of any indebtedness of any person (other than the endorsement of negotiable instruments for collection in the ordinary course of business); (v) between the Company or any of the Subsidiaries, on the one hand, and any of the Company's stockholders (in their capacity as such), on the other hand; (vi) for the receipt or expenditure of more than $600,000 on an annual basis; (vii) relating to the lease, ownership or use of any material Intellectual Property Rights; (viii) relating to the lease, indefeasible right of use, or other similar right of the Company to utilize fiber in its business; (ix) interconnection agreements of the Company; (x) relating to the lease of any real property or the location of any of the Company's equipment, in each case to the extent that such point of presence is necessary to deliver, transport or route telecommunications traffic of the Company representing in excess of $50,000 of the Company's monthly recurring revenue; and (xi) relating to or involving a partnership, joint venture or similar arrangement. Each contract, arrangement, commitment or understanding of the type described in this Section 3.13(a), whether or not set forth in the Company Disclosure Letter, is referred to as a "Material Contract."

          (b)   With such exceptions that have not had, or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) each Material Contract is valid and binding on the Company or the applicable Subsidiary, as applicable, and, to the Knowledge of the Company, on each of the counterparties thereto, and is in full force and effect; (ii) the Company and each Subsidiary has performed all obligations required to be performed by it to date under each Material Contract; and (iii) neither the Company nor any Subsidiary has received written notice of, or to the Company's Knowledge, knows of, the existence of any event or condition which constitutes, or, after notice or lapse of time or both, will constitute, a material default on the part of the Company or any of the Subsidiaries under any Material Contract.

          (c)   The Company has made available to Parent true and complete copies of all agreements relating to rights of way, pole attachments, or other rights conveyed by municipalities or other Governmental Entities, or any other third parties, necessary for the continued use and operation of the Company's telecommunications network.

        Section 3.14.    Employee Benefit Plans.

          (a)   For purposes of this Section 3.14, the Subsidiaries shall include any enterprise which, with the Company, forms or formed a controlled group of corporations, a group of trades or business under common control or an affiliated service group, within the meaning of Section 414(b), (c) or (m) of the Code.

          (b)   All employee benefit plans, programs, arrangements and agreements (whether or not described in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA"), whether or not written or oral) covering active, former or retired employees of the Company and the Subsidiaries which provide material benefits to such employees, or as to which the Company or any the Subsidiaries has any material liability or material contingent liability, are listed on Section 3.14(b) of the Company Disclosure Letter (the "Company Benefit Plans").

          (c)   The Company has made available to Parent a true, correct and complete copy of each of the Company Benefit Plans, and all contracts relating thereto, or to the funding thereof, including, without limitation, all trust agreements, insurance contracts, administration contracts, investment management agreements, subscription and participation agreements, and record-keeping agreements, each as in effect on the date hereof. In the case of any Company Benefit Plan that is not in written form, Parent has been supplied with an accurate description of such Company Benefit Plan as in effect on the date hereof. A true, correct and complete copy of the most recent annual report, actuarial report, accountant's opinion of the plan's financial statements, summary plan description and Internal Revenue Service determination or opinion letter with respect to each Company Benefit Plan, to the extent applicable, and the most recent schedule of assets (and the fair market value thereof assuming liquidation of any asset which is not readily tradable) held with respect to any funded Company Benefit Plan have been made available to Parent. There have been no material changes in the financial condition in the respective plans from that stated in the annual reports and actuarial reports supplied that have had or would reasonably be expected to have a Material Adverse Effect.

          (d)   All Company Benefit Plans comply in form and have been administered in operation in all material respects with all applicable requirements of Law, excluding any deficiencies that have not had and would not reasonably be expected to have a Material Adverse Effect, no event has occurred which will or could cause any such Company Benefit Plan to fail to comply with such requirements, excluding any deficiencies that have not had and would not reasonably be expected to have a Material Adverse Effect, and no notice has been issued by any Governmental Entity questioning or challenging such compliance.

          (e)   All required employer contributions under any Company Benefit Plan have been made or will be timely made as of the Effective Time or properly reflected on the most recent consolidated balance sheet filed with the Company Financial Statements in accordance with generally accepted accounting principals, except for any deficiencies that have not had and would not reasonably be expected to have a Material Adverse Effect. No changes in contributions or benefit levels with respect to any of the Company Benefit Plans have been communicated to employees or are scheduled to occur after the date of this Agreement other than in the ordinary course of business.

          (f)    To the extent applicable, any Company Benefit Plan intended to be qualified under Section 401(a) of the Code has received or made timely application for a favorable determination or opinion letter from the Internal Revenue Service, and no amendment has been made or action taken that could cause the loss of such qualified status.

          (g)   No Company Benefit Plan is or has ever been subject to Title IV of ERISA or Section 412 of the Code.

          (h)   There are no pending or, to the Knowledge of the Company, anticipated material claims against or otherwise involving any of the Company Benefit Plans and no material suit, action or other litigation has been brought against or with respect to any Company Benefit Plan or any of the fiduciaries thereof.

          (i)    Neither the Company nor any Subsidiary has incurred or reasonably expects to incur any liability under Section 412 of the Code, Section 302 of ERISA or subtitle C or D of Title IV of ERISA with respect to any "single-employer plan," within the meaning of section 4001(a)(15) of ERISA, currently or formerly sponsored, maintained, or contributed to (or required to be contributed to) by the Company, any of the Subsidiaries or any entity which is considered one employer with the Company under Section 4001 of ERISA.

          (j)    Neither the Company nor any of the Subsidiaries has incurred and or reasonably expects to incur any liability under subtitle E of Title IV of ERISA with respect to any "multiemployer plan," within the meaning of Section 4001(a)(3) of ERISA.

          (k)   None of the assets of any Company Benefit Plan is invested in employer securities (as defined in Section 407(d)(1) of ERISA) or employer real property (as defined in Section 407(d)(2) of ERISA).

          (l)    There have been no material "prohibited transactions" (as described in Section 406 of ERISA or Section 4975 of the Code) with respect to any Company Benefit Plan.

          (m)  There have been no acts or omissions by the Company or any of the Subsidiaries which have given rise to or may give rise to any fines, penalties, Taxes or related charges under Section 502 of ERISA or Chapters 43, 47 or 100 of the Code for which the Company or any of the Subsidiaries are or may be liable that have not had and would not reasonably be expected to have a Material Adverse Effect.

          (n)   Neither the Company nor any of the Subsidiaries has any liability or contingent liability for providing, under any Company Benefit Plan or otherwise, any post-retirement medical or life insurance benefits, other than statutory liability for providing group health plan continuation coverage under Part 6 of Title I of ERISA and Section 4980B of the Code.

          (o)   Obligations under the Company Benefit Plans are properly reflected in the Company Financial Statements in accordance with GAAP.

          (p)   Each Company Benefit Plan may be amended or terminated without material liability (other than with respect to the payment of benefits in the ordinary course) to the Company or any of the Subsidiaries at any time and without contravening the terms of such plan, or any Law or agreement. Except as set forth in this Agreement, following the Effective Time, Parent or any of the Subsidiaries (or any successors thereto) may amend or terminate or cause to be amended or terminated any Company Benefit Plan without material liability (other than with respect to the payment of benefits in the ordinary course) to Parent or any of the Subsidiaries (or successors thereto).

        Section 3.15.    Environmental Compliance.

          (a)   Except as otherwise does not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) the Company possesses, and is in compliance in all respects with, all permits, licenses and government authorizations and has filed all notices that are required under applicable Laws relating to protection of the environment or human health, pollution control, product registration and hazardous materials ("Environmental Laws") applicable to the Company and the Subsidiaries; (ii) the Company is in compliance with all applicable limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in such Environmental Laws or contained in any Law or demand letter issued, entered, promulgated or approved thereunder; and (iii) there are no past or present facts, conditions or circumstances that interfere with the conduct of the business and operations of the Company and the Subsidiaries in the manner presently conducted under any Environmental Law or which interfere with continued compliance with any Environmental Law.

          (b)   There are no pending or, to the Knowledge of the Company, threatened legal, administrative, judicial, arbitral or other proceedings, claims, actions, causes of action, private environmental investigations or remediation activities, or governmental investigations seeking to impose on the Company or any of the Subsidiaries, any liability or obligation arising under any Environmental Law (including the federal Comprehensive Environmental Response, Compensation and Liability Act), which liability or obligation, individually or in the aggregate, has or would reasonably be expected to have a Material Adverse Effect. Except as otherwise does not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there are no past or present facts, conditions or circumstances at, on or arising out of, or otherwise associated with the businesses and operations of the Company and the Subsidiaries which constitute a violation of any Environmental Law or are reasonably likely to give rise to (i) costs, expenses, liabilities or obligations for any cleanup, remediation, disposal or corrective action under any Environmental Law; (ii) claims arising for personal injury, property damage or damage to natural resources; or (iii) fines, penalties or injunctive relief.

          (c)   Except as otherwise does not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of the Subsidiaries has (i) received any written notice of noncompliance with, violation of, or liability or potential liability under any Environmental Law; nor (ii) entered into any consent decree, order or similar agreement.

          (d)   Notwithstanding any other representation or warranty contained in this Article III, the representations and warranties contained in this Section 3.15 constitute the sole representations and warranties of the Company relating to environmental matters.

        Section 3.16.    Intellectual Property.     Except as does not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:

          (a)   (i) either the Company or a Subsidiary owns, or licenses or otherwise possesses adequate right to use, all intellectual property necessary to carry on their respective businesses as currently being conducted; (ii) the Intellectual Property Rights are free and clear of any Lien; (iii) the Company or a Subsidiary has good title to each item of the Intellectual Property Rights; (iv) all registered Intellectual Property Rights are valid, subsisting, enforceable and unexpired; (v) the Company's rights in the Licensed Rights and all other material rights in the Licensed Rights are free and clear of any Lien, and the Company has not been made aware of any claim of any third party with respect to the validity of the rights of any licensor of the Licensed Rights, or any claim of infringement by the licensor with respect to the Licensed Rights; and (vi) the Intellectual Property Rights and the Licensed Rights are all of the intellectual property rights necessary to the conduct of the business of each of the Company and the Subsidiaries as presently conducted;

          (b)   the business of each of the Company and the Subsidiaries, as presently conducted, does not conflict with or infringe on and has not been alleged to conflict with or infringe on any rights of any person or to constitute unfair competition or trade practices under the Laws of any jurisdiction in which the Company and the Subsidiaries operate;

          (c)   to the Knowledge of the Company, no person is infringing any Intellectual Property Right owned or controlled by the Company or any of the Subsidiaries, and the Company and the Subsidiaries take, and have taken, all reasonable actions to enforce, protect and maintain their material Intellectual Property Rights and their sole ownerships of any proprietary Intellectual Property Rights;

          (d)   no claim is pending or threatened that asserts that any Intellectual Property Rights owned by the Company are invalid and/or unenforceable; and

          (e)   the consummation of the transactions contemplated hereby will not result in the loss or impairment of any of the Intellectual Property Rights or the Company's or the Subsidiaries' right to use any of the Licensed Rights.

          (f)    For purposes of this Section 3.16, (i) "Intellectual Property Rights" means all United States and foreign intellectual property, including trademarks, trade names, service marks, logos, domain names and other source indicators, and the goodwill of the business symbolized thereby, copyrights and copyrightable works (including software), patents and patent applications, know how, technology, processes, designs, inventions, developments, trade secrets and confidential or proprietary business information owned by the Company and the Subsidiaries; and (ii) "Licensed Rights" means all United States and foreign patents, trademarks, trade names, service marks and copyrights licensed to the Company or any of the Subsidiaries. Section 3.16 of the Company Disclosure Letter contains a list of all of the Company's and the Subsidiaries' Intellectual Property Rights consisting of trademarks, trade names, service marks, logos, domain names and other source indicators, copyrights and copyrightable works, and patents and patent applications.

        Section 3.17.    Labor Matters.

          (a)   Neither the Company nor any of the Subsidiaries is a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization.

          (b)   Neither the Company nor any of the Subsidiaries is subject to any labor dispute, strike or work stoppage that has had or would reasonably be expected to have a Material Adverse Effect.

          (c)   To the Company's Knowledge, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of the Company or any of the Subsidiaries. The Company has not held an election to certify a collective bargaining unit at any time since March 1, 2005.

        Section 3.18.    Title to Properties.

          (a)   Except for goods and other property sold, used or otherwise disposed of since March 31, 2007 in the ordinary course of business for fair value, as of the date of this Agreement, the Company and the Subsidiaries have good and indefeasible title to, or hold valid leasehold interests in, or valid rights of way, easements or licenses or other rights of use with respect to all of their respective properties, interests in properties and assets, real and personal, reflected in the Company Financial Statements, free and clear of any Lien, except: (i) Liens reflected in the balance sheet of the Company as of March 31, 2007 included in the Company SEC Reports or the notes thereto; (ii) Liens for current Taxes not yet due and payable; (iii) Liens of mechanics, materialmen, workmen and operators arising by operation of Law in the ordinary course of business, or by written agreement existing as of the date of this Agreement, for sums not yet due or being contested in good faith by appropriate proceedings; and (iv) such imperfections of rights, title, easements and Liens that have not had and would not reasonably be expected to have a Material Adverse Effect. All leases and other agreements pursuant to which the Company or any Subsidiary leases, subleases or otherwise acquires or obtains operating rights affecting any real or personal property are valid, binding and enforceable in accordance with their terms against the Company or any Subsidiary and, to the Knowledge of the Company, the counterparties thereto, except where the failure to be valid, binding and enforceable has not had and would not reasonably be expected to have a Material Adverse Effect; and there is not, under any such leases, any existing or prospective default or event of default or event which with notice or lapse of time, or both, would constitute a default by the Company or any of the Subsidiaries or, to the Knowledge of the Company, the counterparties thereto, that has had or would reasonably be expected to have a Material Adverse Effect.

          (b)   The tangible assets of the Company and the Subsidiaries (i) are in satisfactory operating condition and repair in all material respects, subject to ordinary wear and tear; and (ii) are adequate in all material respects for the purpose for which they are being used and are capable in all material respects of being used in the business as presently conducted without present need for replacement or repair, except in the ordinary course of business.

        Section 3.19.    Insurance.     The Company and the Subsidiaries maintain insurance coverage as set forth on Section 3.19 of the Company Disclosure Letter. Except as does not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) all such policies are in full force and effect and were in full force and effect during the periods of time such insurance policies are purported to be in effect, and neither the Company nor any of the Subsidiaries is in breach or default (including any such breach or default with respect to the payment of premiums or the giving of notice), and (ii) no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification, under any policy. There is no claim by the Company or any of the Subsidiaries pending under any such policies which if not paid would have, individually or in the aggregate, a Material Adverse Effect.

        Section 3.20.    Brokers.     Except pursuant to the engagement letters between the Independent Advisor and the Company, no broker, finder, agent or investment banker is entitled to any brokerage, finder's, agent's or other fee or commission in connection with this Agreement, the Merger or the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or the Subsidiaries. Section 3.20 of the Company Disclosure Letter includes a complete and correct copy of all agreements between the Company and the Independent Advisor pursuant to which such firm would be entitled to any payment relating to this Agreement, the Merger or the other transactions contemplated by this Agreement.

        Section 3.21.    No Other Representations or Warranties.     Except for the representations and warranties made by the Company in this Article III, the Company makes no representations or warranties, and the Company hereby disclaims any other representations or warranties, with respect to the Company, the Subsidiaries, or its or their business, operations, assets, liabilities, condition (financial or otherwise) or prospects notwithstanding the delivery or disclosure to Parent or its affiliates or representatives of any documentation or other information with respect to any or more of the foregoing.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND BUYER

        Each of Parent and Buyer jointly and severally represents and warrants to the Company as follows:

        Section 4.1.    Organization and Standing.     Such person (a) is a corporation duly organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation; and (b) is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except where the failure to be so qualified or licensed has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Parent or Buyer to perform its respective obligations under this Agreement and to consummate the Merger and the other transactions contemplated by this Agreement.

        Section 4.2.    Authority for Agreement; Enforceability.     Such person has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Merger and the other transactions contemplated by this Agreement. The execution, delivery and performance by such person of this Agreement, and the consummation by each such person of the Merger and the other transactions contemplated by this Agreement, have been duly authorized by all necessary corporate action, and no other corporate proceedings on the part of such person are necessary to authorize this Agreement or to consummate the Merger or the other transactions contemplated by this Agreement (other than, with respect to the Merger, the filing and recordation of the Certificate of Merger as required by the DGCL). This Agreement has been duly executed and delivered by such person and, assuming due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of each such person enforceable against such person in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar Laws now or hereafter in effect relating to or limiting creditors' rights generally and general principles of equity.

        Section 4.3.    No Conflict.     The execution and delivery of this Agreement by such person do not, and the performance of this Agreement by such person and the consummation of the Merger and the other transactions contemplated by this Agreement will not, (a) conflict with or violate the articles or certificate of incorporation or bylaws of such person; (b) assuming that the Parent Approvals are duly made or obtained, as applicable, conflict with or violate any Law applicable to such person or by which any property or asset of such person is bound or affected or (c) result in a breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, give to others any right of termination, amendment, acceleration or cancellation of, or result in triggering any payment or other obligations, or result in the creation of a Lien on any property or asset of such person pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such person is a party or by which such person or any property or asset of either of them is bound or affected, except in the case of clauses (b) and (c) for any such conflicts, violations, breaches, defaults or other occurrences that have not, and would not reasonably be expected to, individually or in the aggregate, prevent or materially delay or impede the performance by such person of any of its respective obligations under this Agreement or the consummation of the Merger or the other transactions contemplated by this Agreement.

        Section 4.4.    Required Filings and Consents.     The execution and delivery of this Agreement by such person do not, and the performance of this Agreement by such person will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity on the part of such person, except (a) for applicable requirements, if any, of Blue Sky Laws and filing and recordation of the Certificate of Merger as required by the DGCL; (b) for those required by the HSR Act; (c) for the FCC Approvals; (d) for the State Approvals; and (e) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, and would not reasonably be expected to, individually or in the aggregate, prevent or materially delay or impede the performance by such person of any of its respective obligations under this Agreement or the consummation of the Merger or the other transactions contemplated by this Agreement (collectively, the "Parent Approvals").

        Section 4.5.    Licenses and Permits.     None of the Chief Executive Officer, the Chief Financial Officer, the General Counsel or the Senior Vice President—Regulatory Affairs of such person has actual knowledge, after due inquiry, of any Law, condition of any governmental permits, licenses, franchises, variances, exceptions, consents, certificates, orders and approvals issued or granted by a Governmental Entity necessary for it to own, lease and operate its properties and assets and to conduct the business as presently conducted, or failure by such person to comply with the foregoing, that would reasonably be expected to impair, delay or preclude the issuance of all FCC Approvals and State Approvals.

        Section 4.6.    Information Supplied.     None of the information supplied or to be supplied by such person for inclusion or incorporation by reference in the Proxy Statement will, at the date the Proxy Statement is filed with the SEC, first published, sent or delivered to Company Stockholders or, unless promptly corrected, at any time during the pendency of the Stockholders' Meeting, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, no representation or warranty is made by such person with respect to statements made or incorporated by reference therein based on information supplied by the Company for inclusion or incorporation by reference in the Proxy Statement.

        Section 4.7.    Brokers.     No broker, finder or investment banker (other than Deutsche Bank Securities,  Inc.) is entitled to any brokerage, finder's or other fee or commission payable by such person in connection with this Agreement, the Merger or the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of such person.

        Section 4.8.    Available Funds.     At the Effective Time, Parent and Buyer will have available all of the funds necessary to pay the Merger Consideration and to perform their respective obligations under this Agreement. The obligations of Parent and Buyer under this Agreement are not contingent on the availability of financing.

        Section 4.9.    Ownership of Company Capital Stock; Affiliates and Associates.

          (a)   Neither Parent, Buyer nor any of their respective affiliates (as such term is defined under the Exchange Act) (i) beneficially owns, directly or indirectly; or (ii) is a party to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of, any shares of capital stock of the Company; and

          (b)   Neither Parent, Buyer or any of their respective subsidiaries is an "interested stockholder" of the Company or an "associate" or "affiliate" of any "interested stockholder" of the Company (as used in this paragraph (b) only, as such terms are defined in Section 203 of the DGCL).

ARTICLE V

COVENANTS

        Section 5.1.    Conduct of the Business Pending the Merger.     From and after the date of this Agreement and prior to the Effective Time, except as otherwise contemplated or permitted by this Agreement or provided in Section 5.1 of the Company Disclosure Letter or unless Parent shall otherwise consent in writing (which consent shall not be unreasonably withheld with regard to clauses (vii), (viii), (ix), (xii), (xiii), (xiv), (xv), (xvi) and (xix) of paragraph (b) below, and paragraph (c) below to the extent it relates to such enumerated clauses of paragraph (b)), the Company covenants and agrees that between the date of this Agreement and the Effective Time:

          (a)   the Company shall, and shall cause each of the Subsidiaries to:

              (i)  conduct its business and operations in the ordinary course of business and in a manner consistent with prior practice;

             (ii)  timely file with the SEC any report, form, schedule or proxy statement required by applicable law to be filed after the date hereof; and

            (iii)  use commercially reasonable efforts to maintain and preserve intact its current business organization, to keep available the services of its current officers and employees and to preserve the current relationships of the Company and the Subsidiaries with customers, suppliers and other persons with which the Company or the Subsidiaries have material business relationships.

          (b)   Without limiting the generality of Section 5.1(a), the Company shall not, and shall not permit any of the Subsidiaries to:

              (i)  declare or pay any dividends on, or make other distributions (whether in cash, stock or property) in respect of, any of its capital stock, except for dividends by a wholly-owned Subsidiary of the Company to the Company or another wholly-owned Subsidiary of the Company;

             (ii)  split, combine, subdivide or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock;

            (iii)  repurchase or otherwise acquire, encumber, pledge, dispose of or otherwise transfer any shares of its capital stock or other securities or other rights convertible or exchangeable into or exercisable for any shares of its capital stock or such securities or other rights or any of its outstanding indebtedness, or offer to do the same;

            (iv)  issue, deliver, grant or sell any shares of its capital stock or any securities convertible into any such shares of its capital stock, or any rights, warrants or options to acquire any such shares or convertible securities or any stock appreciation rights, phantom stock plans or stock equivalents, other than the issuance of shares of Company Common Stock (A) upon the exercise of Company Warrants or Company Options outstanding as of the date of this Agreement; or (B) upon the conversion of any Company Preferred Stock, in each case in accordance with their respective terms;

             (v)  amend its certificate of incorporation or bylaws (or other equivalent organizational documents);

            (vi)  incur any indebtedness for borrowed money or guaranty any such indebtedness of another person or sell any debt securities or warrants or rights to acquire any debt securities of another person, other than (A) borrowings under existing lines of credit outstanding on the date of this Agreement; or (B) inter-company indebtedness in the ordinary course of business owing to, or guaranties of indebtedness owing to, the Company;

           (vii)  except for those leases that have aggregate lease payments not exceeding $500,000 per annum, enter into any lease of real property or any other lease (excluding leases of unused fiber(s), or portions thereof, requiring installation and operation by the party obtaining the right to use such fiber of electronic equipment in order to transmit communication signals by means of such fiber ("Dark Fiber"), which shall be governed by clause (viii) or (xii) below as applicable); or create any material Liens on the property of the Company or any of the Subsidiaries in connection with any indebtedness thereof;

          (viii)  (A) merge or consolidate with any other entity in any transaction, or acquire (other than capital expenditures permitted by clause (xii) below) or dispose of any business or assets in a single transaction or series of transactions, in which the aggregate consideration is $750,000 or greater, or (B) enter into any partnership, joint venture or similar arrangement, or (C) dispose, in any manner, of any Dark Fiber;

            (ix)  change any material accounting policies or methods of accounting used by the Company at September 30, 2006, except as required by the SEC or as required by GAAP or other applicable Law;

             (x)  alter, amend or create any obligations with respect to compensation, severance, benefits, change of control payments or any other payments to, or cause or permit the acceleration of rights, benefits or payments under any Company Plans with respect to, current or future employees, directors, officers or affiliates of the Company or the Subsidiaries, other than with respect to alterations, amendments or creations made with respect to non-officers and non-directors in the ordinary course of business consistent with past practice or required by applicable Law;

            (xi)  other than as required by applicable Law, adopt any new employee benefit plan or amend in any material respect any Company Benefit Plan in existence on the date of this Agreement;

           (xii)  incur capital expenditures in excess of $250,000 in the aggregate that are not contemplated by the capital budget set forth in Section 5.1 of the Company Disclosure Letter (or with respect to periods after December 31, 2007, that are not consistent in amount and type with such capital budget for 2007 or commitments entered into during 2007 in accordance with this Agreement);

          (xiii)  waive, release, assign, settle or compromise any material Litigation, except to the extent subject to and not in excess of reserves that relate to such Litigation existing as of March 31, 2007;

          (xiv)  other than in the ordinary course of business consistent with prior practice, amend in any material respect, waive any of its material rights under, or enter into any Material Contract (provided that customer contracts that are Material Contracts shall be governed by clause (xix) below, Material Contracts relating to the disposition of Dark Fiber shall be governed by clause (viii) above, and Material Contracts relating to capital expenditures shall be governed by clause (xii) above, rather than by this clause (xiv));

           (xv)  fail to maintain with financially responsible insurance companies insurance in such amounts and against such risks and losses as are consistent with past practices in all material respects;

          (xvi)  (A) make or rescind any express or deemed election relating to Taxes; (B) settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes for an amount in excess of $250,000 except to the extent subject to and not in excess of reserves that relate to such claims, actions, suits, litigation, proceedings, arbitrations, investigations, audits or controversies relating to Taxes existing as of March 31, 2007; (C) file an amended Tax Return; (D) consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment or (E) change (or make a request to any Tax Authority to change) in any respect any of its methods of accounting for Tax purposes, other than a change required by applicable Law;

         (xvii)  unless in the good faith opinion of its Board of Directors, after consultation with its outside legal counsel, complying with the following provisions would be inconsistent with the fiduciary duties of such Board of Directors and only then if the taking of such actions would not violate any of the other terms of this Agreement, terminate, amend, modify or waive any provision of any confidentiality or standstill agreement (provided that such restrictions shall not apply to non-disclosure or confidentiality agreements entered into in the ordinary course of business with third parties that are not material in scope) to which Parent or any of the Subsidiaries is a party; and during such period fail to enforce, to the fullest extent permitted under applicable Law, the provisions of such agreement, including by obtaining injunctions to prevent any breaches of such agreements and to enforce specifically the terms and provisions thereof in any court of the United States of America or any state having jurisdiction;

        (xviii)  enter into any "non-compete" or similar agreement that would restrict the businesses of the Surviving Corporation or its subsidiaries following the Effective Time or that would in any way restrict the businesses of Parent or its affiliates (excluding the Surviving Corporation and its subsidiaries) in any material respect;

          (xix)  (A) other than in the ordinary course of business (I) amend in any material respect or (II) waive any of its material rights under any customer contract, or (B) enter into any customer contract or amendment to any customer contract, in the case of (A) or (B) incorporating terms or conditions materially inconsistent with the Company's ordinary course business practices since January 1, 2006 (including, but not limited to, terms such as pricing, discounts, timing of customer payments or discounts, service types, or capital commitments); provided, however, that the Company and its Subsidiaries may so amend or waive rights under customer contracts and enter into customer contracts incorporating terms or conditions that are not materially consistent with the Company's ordinary course of business practices since January 1, 2006 if the aggregate effect of such amendments, waivers and customer contracts that are not materially consistent with the Company's ordinary course of business practices on Adjusted Consolidated Revenue or EBITDA of the Company during the Testing Period (as defined below), in each case as calculated to determine a Financial Material Adverse Effect, is less than 1% of the Adjusted Consolidated Revenue or EBITDA, respectively, for the applicable Testing Period set forth on Part B or Part C, as applicable, of Schedule 8.11 hereof; or

          (c)   commit or agree to take any of the actions described in this Section 5.1 (other than as permitted in clause (xii) of Section 5.1(b)).

Nothing contained in this Agreement (including, without limitation, this Section 5.1) is intended to give Parent, directly or indirectly, the right to control or direct the Company's or any of the Subsidiaries' operations prior to the Effective Time and nothing in this Agreement is intended to give the Company, directly or indirectly, the right to control or direct Parent's or any of its subsidiaries' operations. Prior to the Effective Time, each of Parent, Buyer and the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its subsidiaries' respective operations.

        Section 5.2.    Access to Information; Monthly Reporting of Adjusted Consolidated Revenue and EBITDA; Confidentiality.     From the date hereof to the Effective Time, the Company shall, and shall cause the officers, directors, employees, auditors, attorneys, financial advisors, lenders and other agents (collectively, the "Representatives") of the Company to, afford the Representatives of Parent and the Company access at all reasonable times to the officers, employees, agents, properties, offices and other facilities, books and records of the Company and the Subsidiaries, including weekly status meetings with the Chief Executive Officer and Chief Financial Officer and other relevant officers and employees of the Company relating to financial and other matters affecting the determination of Financial Material Adverse Effect, and shall furnish Parent and Buyer with all financial, operating and other data and information as Parent or Buyer may reasonably request, except any document or other information that is subject to an attorney-client or other privilege or constitutes attorney work product (collectively with all analyses, compilations, studies or other documents or records prepared by Parent, the Company or any of their Representatives that contain or are otherwise reflect or are generated from such information, the "Confidential Information"); provided, however, that no investigation by Parent pursuant to this Section 5.2 shall affect any representation or warranty given by the Company hereunder. The Company shall deliver, within 21 days after the end of each month that could be included in a Testing Period for the determination of Financial Material Adverse Effect, its calculation of Adjusted Consolidated Revenue and EBITDA for such month and reasonable detail of the calculation thereof (provided that the Company's calculation of Adjusted Consolidated Revenue and EBITDA for the month of July 2007 shall not be required to be delivered until 21 days after the end of August 2007). Parent and the Company acknowledge that the information being provided to it in connection with the Merger and the consummation of the other transactions contemplated hereby, including pursuant to this Section 5.2, is subject to the terms of a confidentiality agreement dated as of March 28, 2007 between the Company and Parent (the "Confidentiality Agreement"), the terms of which are incorporated herein by reference.

        Section 5.3.    Notification of Certain Matters.     The Company shall give prompt notice to Parent of any change or event (i) that has or would reasonably be expected to have a Material Adverse Effect; (ii) that would reasonably be expected to give rise to the right of any third party to terminate, materially modify or assert a right to a material contractual or legal remedy under any Material Contract; (iii) that it believes results or would reasonably be expected to result in a failure of any of the conditions set forth in Section 6.2; (iv) any communication from any Governmental Entity in connection with the transactions contemplated by this Agreement and any response thereto, or from any person alleging that the consent of such person is or may be required in connection with the Merger or the other transactions contemplated by this Agreement, if the subject matter of such communication or the failure of such party to obtain such consent would reasonably be expected to be material to the Company, the Surviving Corporation or Parent; (v) any legal action threatened or commenced against or otherwise affecting the Company or any of the Subsidiaries in connection with the transactions contemplated by this Agreement; or (vi) any correspondence from the SEC staff to the Company or responses of the Company thereto. Parent shall give prompt notice to the Company of any change or event (i) that has or would reasonably be expected to have a material adverse effect on the ability of Parent or Buyer to perform its respective obligations under this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement; (ii) that it believes results or would reasonably be expected to result in a failure of the conditions set forth in Section 6.3; (iii) any communication from any Government Entity in connection with the transactions contemplated by this Agreement and any response thereto, or from any person alleging that the consent of such person is or may be required in connection with the Merger or the other transactions contemplated by this Agreement, if the subject matter of such communication or the failure of such party to obtain such consent could be material to the Company, the Surviving Corporation or Parent; or (iv) any legal action threatened or commenced against or otherwise affecting Parent or Buyer in connection with the transactions contemplated by this Agreement and any response thereto. The delivery of any notice pursuant to this Section 5.3, however, shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

        Section 5.4.    Further Assurances.

          (a)   Subject to the terms and conditions herein provided, the Company and Parent shall use their reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper and advisable to consummate and make effective the transactions contemplated by this Agreement as soon as practicable. Without limiting the generality of the foregoing, the Company and Parent shall:

              (i)  promptly make their respective filings under the HSR Act and any applicable state antitrust Laws with respect to the Merger and thereafter shall promptly make any other required submissions under the HSR Act or such state Laws;

             (ii)  use their reasonable best efforts to satisfy the conditions to closing in Article VI as promptly as practicable and to cooperate with one another in (1) determining which filings are required to be made prior to the Effective Time with, and which consents, approvals, permits or authorizations are required to be obtained from, Governmental Entities or other third parties in connection with the execution and delivery of this Agreement and the consummation of the Merger and the transactions contemplated hereby; (2) mutually agreeing as to the form and substance of such filings; and (3) timely making all such filings and timely obtaining all such consents, approvals, permits or authorizations;

            (iii)  promptly notify each other of any communication concerning this Agreement or the Merger from any Governmental Entity and, subject to applicable Law, permit the other party to review in advance any proposed communication concerning this Agreement or the Merger to any Governmental Entity;

            (iv)  not participate in any substantive meeting or discussion with any Governmental Entity in respect of any filings, investigation or other inquiry concerning this Agreement or the Merger unless it consults with the other party in advance and, to the extent permitted by such Governmental Entity, gives the other party the opportunity to attend and participate thereat;

             (v)  furnish counsel to the other party with copies of all correspondence, filings and communications (and memoranda setting forth the substance thereof) between them and their affiliates and their respective representatives on the one hand, and any Governmental Entities or members of their respective staffs on the other hand, with respect to this Agreement and the Merger;

            (vi)  furnish the other party with such necessary information and reasonable assistance as such other party and its respective affiliates may reasonably request in connection with their preparation of necessary filings, registrations or submissions of information to any Governmental Entities, including any filings necessary or appropriate under the provisions of the HSR Act and to obtain FCC Approvals and State Approvals; provided, however, that if the provisions of the HSR Act would prevent a party from disclosing such information to the other party, then such information may be disclosed to such party's counsel; and

           (vii)  make any filings reasonably necessary to keep any licenses that are material to the Company's business in good standing and to conduct the Company's business in material compliance with applicable FCC rules and regulations.

          (b)   Without limiting Section 5.4(a), Parent and the Company shall:

              (i)  each use its reasonable best efforts to respond promptly to any requests for additional information made by the Department of Justice or the Federal Trade Commission

    and to cause the waiting periods under the HSR Act to terminate or expire at the earliest possible date after the date of filing;

             (ii)  not extend, directly or indirectly, any waiting period under the HSR Act or any applicable state antitrust Law or enter into any agreement with a Governmental Entity to delay or not consummate the Merger except with the prior written consent of the other;

            (iii)  each use its reasonable best efforts to avoid the entry of, or to have vacated or terminated, any decree, order or judgment that would restrain, prevent or delay the Closing, including defending through litigation on the merits any claim asserted in any court by any party; and

            (iv)  each use reasonable best efforts to avoid or eliminate each and every impediment under any antitrust, competition or trade regulation Law that may be asserted by any Governmental Entity with respect to the Merger so as to enable the Closing to occur as soon as reasonably possible (and in any event no later than 60 days following the termination of all applicable waiting periods under the HSR Act and receipt of all required FCC Approvals and State Approvals, unless the parties are in litigation with the government, in which case at the conclusion of such litigation); provided, however, that, notwithstanding anything to the contrary in this Section 5.4 or the remainder of this Agreement, except as would not have or would not reasonably be expected to have (A) a Material Adverse Effect or (B) a material adverse effect on the business, operations or financial condition of Parent and its subsidiaries taken as a whole (a "Parent Material Adverse Effect"), neither Parent nor any of the Subsidiaries shall be required to agree to any material divestitures, licenses, hold separate arrangements or similar matters, including covenants affecting business operating practices.

          (c)   Without limiting Section 5.4(a) and Section 5.4(b):

              (i)  Parent shall as promptly as practicable prepare and file (with the assistance of the Company), or cause to be prepared and filed (with the assistance of the Company), the necessary applications, requests, notices and other filings, and thereafter shall timely make all other filings and notifications, required to obtain all FCC Approvals and State Approvals. The Company shall cooperate with Parent to the fullest extent possible to mutually agree as to the form and substance of the necessary applications, requests, notices and other filings and to provide all necessary information for the preparation of such filings, including those portions of such applications and notices that are required to be completed by the Company, and the parties shall thereafter prosecute each application with commercially reasonable diligence and otherwise use their commercially reasonable efforts to obtain the grants of the applications as expeditiously as practicable;

             (ii)  Parent and the Company shall promptly provide to the other party a copy of any pleading, order or other document served on it relating to such applications (but no party shall have any obligation to take any steps to satisfy complainants, if any, which steps would have a Material Adverse Effect or a Parent Material Adverse Effect);

            (iii)  Parent and the Company shall use reasonable best efforts to obtain the FCC Approvals and the State Approvals and oppose any petitions to deny or other objections filed with respect to the applications for the FCC Approvals and State Approvals, and any requests for reconsideration or review of any FCC Approval; and

            (iv)  if this Agreement is terminated, Parent and the Company shall have an affirmative obligation to notify the FCC and State PUCs of such termination and to submit whatever applications or other notifications are required to return the parties to their respective positions status quo ante.

          (d)   In connection with its obligations under this Section 5.4, the Company shall not, without Parent's prior written consent, commit to any material divestitures, licenses, hold separate arrangements or similar matters, including covenants affecting business operating practices (or allow its Subsidiaries to commit to any material divestitures, licenses, hold separate arrangements or similar matters) in connection with the transactions contemplated under this Agreement.

          (e)   In connection with, and without limiting the foregoing, the Company shall (i) take all commercially reasonable actions necessary to ensure that no state antitakeover statute or similar statute or regulation is or becomes operative with respect to this Agreement, the Merger or any other transactions contemplated by this Agreement; and (ii) if any state antitakeover statute or similar statute or regulation is or becomes operative with respect to this Agreement, the Merger or any other transaction contemplated by this Agreement, take all commercially reasonable actions necessary to ensure that this Agreement, the Merger and any other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Merger and the other transactions contemplated by this Agreement.

          (f)    For purposes of this Section 5.4, "reasonable best efforts" shall include, as necessary, the obligation to enter into a settlement, undertaking, consent decree, stipulation or other agreement with a Governmental Entity that requires a party to divest or hold separate any of its or its subsidiaries' assets and/or that contains any restriction, condition, undertaking or other limitation; provided, however, that nothing in this Agreement shall require or be deemed to require (i) Parent or the Company to agree to, or proffer to, divest or hold separate any assets or any portion of any business of the Parent or its subsidiaries or the Company or its Subsidiaries (after giving effect to the Merger) or agree to any restriction, condition, undertaking or other limitation on the conduct of their respective businesses, to the extent that doing so would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or a Parent Material Adverse Effect, or (ii) Parent or the Company to agree to, or proffer to, divest or hold separate any assets or any portion of any business of Parent or any of its Subsidiaries or the Company or any of its Subsidiaries or agree to any material restriction, condition, undertaking or other limitation on the conduct of their respective businesses, as the case may be, or take any other similar action, that is not conditional on the consummation of the Merger.

        Section 5.5.    Stockholder Litigation.     The Company or Parent shall give the other party the opportunity to participate in the defense or settlement of any stockholder Litigation against the Company and its directors or Parent and its directors, as the case may be, relating to the transactions contemplated by this Agreement or the Merger; provided, however, that no such settlement shall be agreed to without Parent's consent (which consent shall not be unreasonably withheld).

        Section 5.6.    Indemnification.

          (a)   It is understood and agreed that all rights to indemnification and exculpation by the Company now existing as provided in the Company Certificate of Incorporation or the Company Bylaws, in each case as in effect on the date of this Agreement and without regard to any subsequent amendment or other modification thereof, or pursuant to any other agreements in effect on the date hereof, copies of which have been made available to Parent, shall survive the Merger, and Parent shall, subject to Section 5.6(c), (i) cause the Surviving Corporation to continue in full force and effect for a period of at least six years from the Effective Time; and (ii) perform, or cause the Surviving Corporation to perform, in a timely manner, the Surviving Corporation's obligation with respect thereto (without regard to any discharge of such obligation by the Surviving Corporation in any bankruptcy or similar proceeding). Parent and Buyer agree that any claims for indemnification hereunder as to which they have received written notice prior to the sixth anniversary of the Effective Time shall survive, whether or not such claims shall have been finally adjudicated or settled.

          (b)   From and after the Effective Time, Parent and the Surviving Corporation shall, to the fullest extent permitted under applicable Law, indemnify and hold harmless, each present and former director or officer of the Company and each Subsidiary and each such person who served at the request of the Company or any Subsidiary as a director, officer, trustee, partner, fiduciary, employee or agent of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise (collectively, the "Indemnified Parties") against all costs and expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time), whether civil, administrative or investigative, arising out of or pertaining to any action or omission in their capacity as a director, officer, trustee, partner, fiduciary, employee or agent, in each case occurring on or before the Effective Time (including the transactions contemplated by this Agreement). Without limiting the foregoing, in the event of any such claim, action, suit, proceeding or investigation, (i) Parent and the Surviving Corporation shall pay the fees and expenses of counsel selected by any Indemnified Party (which counsel shall be reasonably satisfactory to Parent and the Surviving Corporation) promptly after statements therefor are received; and (ii) Parent and the Surviving Corporation shall cooperate in the defense of any such matter; provided, however, that neither the Company nor Parent nor the Surviving Corporation shall be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld or delayed); provided, further, that neither Parent nor the Surviving Corporation shall be obligated pursuant to this Section 5.6(c) to pay the fees and disbursements of more than one counsel for all Indemnified Parties in any single claim, action, suit, proceeding or investigation, unless, in the good faith judgment of any of the Indemnified Parties, there is or may be a conflict of interests between two or more of such Indemnified Parties, in which case there may be separate counsel for each similarly situated group.

          (c)   Parent shall cause the Surviving Corporation to, and the Surviving Corporation shall, maintain in effect for six years from the Effective Time the Company's current directors' and officers' liability insurance policies covering acts or omissions occurring at or prior to the Effective Time with respect to those persons who are currently (and any additional persons who prior to the Effective Time become) Indemnified Parties ("D&O Insurance") (provided that the Surviving Corporation may substitute therefor policies with reputable and financially sound carriers of at least the same coverage containing terms and conditions that are not materially less favorable to the Indemnified Parties); provided, however, that in no event shall the Surviving Corporation be required to expend pursuant to this Section 5.6(c) more than an amount per year equal to 200% of the 2007 annual premiums paid by the Company for such insurance (the amount of which premium is set forth on Section 5.6 of the Company Disclosure Letter). In the event that, but for the proviso to the immediately preceding sentence, the Surviving Corporation would be required to expend more than 200% of the 2007 annual premiums, the Surviving Corporation shall obtain the maximum amount of such insurance obtainable by payment of annual premiums equal to 200% of the 2007 annual premiums. If the Surviving Corporation elects to reduce the amount of insurance coverage pursuant to the preceding sentence, it will furnish to the officers and directors currently covered by such D&O Insurance reasonable notice of such reduction in coverage and shall, to the extent additional coverage is available, afford such persons the opportunity to pay such additional premiums as may be necessary to maintain the existing level of D&O Insurance coverage. In lieu of the foregoing provisions of this Section 5.6(c), the Company may purchase, prior to the Effective Time, a six-year "tail" prepaid officers' and directors' liability insurance policy in respect of acts or omissions occurring prior to the Effective Time covering each such Indemnified Party who was covered by the existing D&O Insurance, provided that the premium for such "tail"

  insurance policy shall not exceed 135% of the 2007 annual premiums paid by the Company for such insurance.

          (d)   If Parent or the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger; or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 5.6.

          (e)   The obligations of the Company, the Surviving Corporation and Parent under this Section 5.6 shall not be terminated or modified in such a manner as to adversely affect any Indemnified Party to whom this Section 5.6 applies without the consent of such affected Indemnified Party (it being expressly agreed that each such any Indemnified Party to whom this Section 5.6 applies shall be third party beneficiaries of this Section 5.6).

        Section 5.7.    Public Announcements.     So long as this Agreement is in effect, Parent and the Company shall consult with and provide each other the opportunity to review and comment upon any press release or any public statements with respect to this Agreement or the Merger and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law or any listing agreement with a national securities exchange or trading system to which Parent or the Company is a party, and Parent and the Company will not issue any such press release or make any such public statement to which the restrictions of the foregoing sentence apply without the consent of the other parties, which consent may not be unreasonably withheld or delayed.

        Section 5.8.    Acquisition Proposals; Board Recommendations.

          (a)   The Company shall, on the date hereof, terminate (and shall cause each Subsidiary to terminate) all negotiations and discussions with all other parties with respect to any Acquisition Proposal.

          (b)   The Company shall not, nor shall it authorize or permit any of the Subsidiaries or Representatives to, directly or indirectly, (i) solicit, initiate or knowingly encourage (including by way of furnishing non-public information) the submission of any Acquisition Proposal; or (ii) participate in any discussions or negotiations regarding, or furnish to any person any non-public information with respect to, or take any other action to knowingly facilitate the making of, any proposal that constitutes an Acquisition Proposal; provided, however, that the foregoing shall not prohibit the Board of Directors of the Company from waiving applicable provisions of a standstill agreement to permit a person to make an unsolicited Acquisition Proposal, or having discussions or negotiations with, or furnishing non-public information to, any person that makes an unsolicited bona fide Acquisition Proposal, prior to the adoption of this Agreement by the Company Stockholders if, and only to the extent that, (A) the Board of Directors of the Company, based upon the advice of independent outside legal counsel, determines in good faith that such action is required for the Board of Directors of the Company to comply with its fiduciary obligations to the Company Stockholders under the applicable Laws of the State of Delaware; (B) prior to taking such action, the Company receives from such person an executed agreement in reasonably customary form relating to the confidentiality of any non-public information to be provided to such person and which does not contain terms that prevent the Company from complying with its obligations under this Section 5.8; and (C) the Board of Directors of the Company concludes in good faith, based upon advice from its independent financial advisor, taking into account all financial considerations, including the legal, financial, regulatory and other aspects of the Acquisition Proposal deemed relevant by the Company's Board of Directors, the identity of the person making the Acquisition Proposal, and the conditions and prospects for completing the

  Acquisition Proposal, including the obligations of the Company under Section 7.2, that such Acquisition Proposal is reasonably likely to result in a Superior Proposal. The Company shall provide prompt notice to Parent of the receipt of any such Acquisition Proposal and the material terms and conditions of such Acquisition Proposal. Thereafter, the Company shall continue to keep Parent fully and promptly informed of the status and material changes to the terms of any such Acquisition Proposal. For purposes of this Agreement, "Acquisition Proposal" means, other than the transactions contemplated by this Agreement, any offer or proposal relating to (i) any acquisition or purchase, direct or indirect, of 20% or more of the consolidated assets of the Company and the Subsidiaries or over 20% of any class of equity or voting securities of the Company or any of the Subsidiaries whose assets, individually or in the aggregate, constitute more than 20% of the consolidated assets of the Company or such Subsidiary; (ii) any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in such third party beneficially owning 20% or more of any class of equity or voting securities of the Company or any of the Subsidiaries whose assets, individually or in the aggregate, constitute more than 20% of the consolidated assets of the Company or such Subsidiary; or (iii) a merger, consolidation, share exchange, business combination, sale of substantially all of the assets, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving the Company or any of the Subsidiaries whose assets, individually or in the aggregate, constitute more than 20% of the consolidated assets of the Company or such Subsidiary. For purposes of this Agreement, the term "Superior Proposal" means any bona fide Acquisition Proposal made in writing that is on terms that the Board of Directors of the Company has determined in good faith (after consultation with the Company's legal counsel and financial advisors) are more favorable to the Company Stockholders from a financial point of view than the Merger, taking into account all financial considerations, including the legal, financial, regulatory and other aspects of the Acquisition Proposal deemed relevant by the Company's Board of Directors, the identity of the person making the Acquisition Proposal and the conditions and prospects for completing the Acquisition Proposal, including the obligations of the Company under Section 7.2.

          (c)   The Company agrees that it will notify Parent promptly (and in any event within 24 hours) if any proposal or offer relating to or constituting an Acquisition Proposal is received by, any information is requested from, or any discussions or negotiations are sought to be initiated or continued with, the Company or any of its officers, directors, employees, agents or representatives. In connection with such notice, the Company shall indicate the identity of the person or group making such request or inquiry or engaging in such negotiations or discussions and the material terms and conditions of any Acquisition Proposal. Thereafter, the Company will notify the Parent in writing of its intention to make an Adverse Recommendation Change at least three (3) business days prior to taking such action, specifying the material terms of such Superior Proposal and identifying the person making such Superior Proposal, and permit Parent, within such three (3) business day period, to make an offer that the Company determines, in good faith after consultation with its legal and financial advisors, is at least as favorable to the Company Stockholders as such Superior Proposal, it being understood that the Company shall not effect any Adverse Recommendation Change as a result of such Superior Proposal prior to the expiration of such three (3) business day period, and that the Company shall postpone or adjourn the Stockholders' Meeting, as necessary, to accommodate the procedures set forth in this sentence. If within such three (3) business day period, Parent makes an offer that the Company determines, in good faith after consultation with its legal and financial advisors, is at least as favorable to the Company Stockholders as such Superior Proposal, the Company shall so notify the counterparty to the Superior Proposal of Parent's offer, and thereafter continue to negotiate in good faith with Parent to consummate the transactions contemplated hereby.

          (d)   Neither the Board of Directors of the Company nor any committee thereof shall, except as expressly permitted by this Section 5.8(d), (i) withdraw, or modify in a mater adverse to Parent, or propose publicly to withdraw, qualify or modify the approval or recommendation of such Board of Directors or such committee of the Merger or this Agreement, (ii) approve or recommend, or propose publicly to approve or recommend, any Acquisition Proposal (any action described in clause (i) above or in this clause (ii) being referred to as an "Adverse Recommendation Change"), or (iii) cause the Company to enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement (other than a confidentiality agreement in compliance with the provisions of Section 5.8(b) (each an "Acquisition Agreement") relating to any transaction involving an Acquisition Proposal from a third party). Notwithstanding the foregoing, prior to the adoption of this Agreement and approval of the Merger by the Company Stockholders at the Stockholders' Meeting, (x) in response to the receipt of an Acquisition Proposal, if the Board of Directors determines in good faith that such Acquisition Proposal is a Superior Proposal, then the Board of Directors Board may approve and recommend such Superior Proposal and, in connection with such Superior Proposal, make an Adverse Recommendation Change or (y) other than in connection with an Acquisition Proposal, if the Board of Directors determines in good faith (after consultation with its outside legal counsel) that it is required to do so in order to comply with its fiduciary duties to the Company and the Company Stockholders under applicable Law, the Board of Directors may make an Adverse Recommendation Change.

          (e)   Nothing contained in this Agreement (including, without limitation, this Section 5.8) shall prohibit the Board of Directors of the Company from (i) taking and disclosing to the Company Stockholders a position contemplated by Rule 14e-2(a) and Rule 14d-9 promulgated under the Exchange Act; or (ii) disclosing the fact that the Board of Directors of the Company has received an Acquisition Proposal and the terms of such proposal, if the Board of Directors of the Company determines, after consultation with its legal counsel, that the failure to take any such actions would be inconsistent with its fiduciary duties under applicable Law or to comply with obligations under federal securities Laws or NASDAQ or the rules and regulations of any U.S. securities exchange upon which the Company Common Stock is listed.

        Section 5.9.    Stockholders' Meeting; Proxy Statement.

          (a)   The Company shall take all action necessary in accordance with applicable Law and the Company Certificate of Incorporation and Company Bylaws to duly call, give notice of, and convene the Stockholders' Meeting as promptly as practicable after the Proxy Statement is cleared by the SEC, for the purpose of obtaining Company Stockholder Approval.

          (b)   In connection with the Merger and the Stockholders' Meeting, the Board of Directors of the Company shall (i) subject to Section 5.8(d), recommend to the Company Stockholders to vote in favor of the approval of the Merger Agreement and the Merger and use commercially reasonable efforts to obtain the Company Stockholder Approval and (ii) otherwise comply with the legal requirements applicable to the Stockholders' Meeting.

          (c)   The Company will as promptly as practicable after the date of this Agreement prepare the Proxy Statement, file the Proxy Statement with the SEC, and use commercially reasonable efforts to respond to the comments of the SEC and to cause the Proxy Statement to be mailed to the Company Stockholders at the earliest practical time. Parent shall furnish all information concerning it as the Company may reasonably request in connection with such actions. The Company will notify the other parties promptly of the receipt of the comments of the SEC, if any, and of any request by the SEC for amendments or supplements to the Proxy Statement or for additional information with respect thereto, and will supply the other parties with copies of all correspondence between the Company or its Representatives, on the one hand, and the SEC or members of its staff, on the other hand, with respect to the Proxy Statement or the Merger, and, after consultation with Parent, the Company shall respond promptly to any such comments by, or request for additional information from, the SEC. If (i) at any time prior to the Stockholders'

  Meeting, any event should occur relating to the Company or any of the Subsidiaries that should be set forth in an amendment of, or a supplement to, the Proxy Statement, the Company shall promptly inform Parent; and (ii) if at any time prior to the Stockholders' Meeting, any event should occur relating to Parent or Buyer or any of their respective associates or affiliates that should be set forth in an amendment of, or a supplement to, the Proxy Statement, Parent will promptly inform the Company, and in the case of (i) or (ii) the Company will, upon learning of such event, promptly prepare, and file with the SEC and, if required, mail such amendment or supplement to the Company Stockholders. Each of Parent and Buyer shall vote, or cause to be voted, in favor of the Merger and this Agreement all shares of Company Capital Stock directly or indirectly beneficially owned by it.

        Section 5.10.    Director Resignations.     The Company shall cause to be delivered to Parent resignations of all of the directors of the Company's Subsidiaries to be effective upon the consummation of the Merger. The Company shall cause such directors, prior to resignation, to appoint new directors nominated by Parent to fill such vacancies.

        Section 5.11.    Certain Employee Benefit Matters.

          (a)   Parent covenants and agrees that, for a period of at least one year following the Effective Time, the benefits, taken as a whole, offered under the Surviving Corporation's and/or Parent's benefit plans, programs, policies and arrangements to any employee of the Company or the Subsidiaries employed as of the Effective Time (the "Company Employees") will be no less favorable to such Company Employees than the benefits, taken as a whole, offered under the Company Plans as of the date of this Agreement. Thereafter, Parent will provide, or will cause a subsidiary of Parent or the Surviving Corporation to provide, to each Company Employee the opportunity to participate in employee benefit plans, programs and policies which provide benefits that are comparable in the aggregate to the benefits provided to employees of Parent who have comparable duties and responsibilities and work schedules.

          (b)   At the Effective Time, Parent will grant, or will cause a subsidiary of Parent or the Surviving Corporation to grant, full credit to each Company Employee for (i) his or her employment with the Company or a Subsidiary for purposes of satisfying any service requirement to participate in any employee benefit plan, program or policy described in Section 5.11(a), vesting in any benefit under any such plan, program or policy described in Section 5.11(a) and for calculating his or her level of benefits with respect to severance, vacations, personal days off and any other welfare-type benefits where service is a factor in calculating the level of benefits except where such credit would result in a duplication in benefits with benefits due under a Company Benefit Plan; and (ii) any payments made by such employee or any of his or her dependents under any Company Benefit Plan for the plan year for such plan which includes the Effective Time for which he or she was eligible to receive credit under such plan towards satisfying any applicable deductibles and annual out-of-pocket expense requirements.

          (c)   Nothing in this Section 5.11 shall be construed as a contract of employment, and this Section 5.11 shall not give any employee the right to be retained in the employ of Parent or any of its subsidiaries. Except as provided in Section 5.11(a) and Section 5.11(b), nothing in this Section 5.11 shall be construed to require the provision of coverage or benefits to a Company Employee except to the extent such coverage or benefits is otherwise required pursuant to applicable Law, the terms of the applicable plan or arrangement or any employment agreement or employment offer letter.

          (d)   Parent will honor, or will cause a subsidiary of Parent or the Surviving Company to honor, any obligations which the Company has at the Effective Time under any Company Benefit Plans (including any employment agreements between the Company or a Subsidiary and a Company Employee) to any employee or former employee or any of their dependents. Nothing contained in this Section 5.11 shall be construed to cause any Company Employees to be third-party beneficiaries with respect to the provisions of this Section 5.11 or have any rights to enforce such provisions against the Company, Parent or the Surviving Corporation.

          (e)   Notwithstanding anything contained herein to the contrary, from and after the Effective Time, a Company Employee whose employment terminates during the one-year period immediately following the Effective Time shall be entitled to receive the severance payments and benefits provided under and in accordance with the terms and conditions of the severance policy described in Section 5.11(e) of the Company Disclosure Letter (without amendment on or after the Effective Time).

        Section 5.12.    Cooperation with Financing.     The Company shall use its commercially reasonable efforts to provide, and to cause its Subsidiaries and each of its and their respective Representatives, including legal and accounting, to provide, all cooperation reasonably requested by Parent in connection with obtaining any financing required by it to consummate the transactions contemplated by this Agreement (provided that such requested cooperation does not in the reasonable judgment of the Company unreasonably interfere with the ongoing operations of the Company and its Subsidiaries), including (i) providing reasonably required information relating to the Company and its Subsidiaries to the parties providing such financing, (ii) assisting in the preparation of (A) any offering documents for any debt financing, and (B) materials for rating agency presentations, including execution and delivery of customary representation letters reasonably satisfactory in form and substance to the Company in connection with bank information memoranda, (iii) reasonably cooperating with the marketing efforts for any debt financing (including consenting to the use of the Company's and its Subsidiaries' logos), (iv) executing and delivering, and causing its Subsidiaries to execute and deliver, reasonable and customary certificates, management representations to support accounting comfort letters, and legal opinions (including a reasonable and customary certificate of the principal financial officer of the Company with respect to the solvency of the Company on a consolidated basis), as may be reasonably requested by Parent in connection with such financing, (v) to make commercially reasonable efforts to obtain from its and its Subsidiaries' respective advisors, as applicable, such accounting comfort letters, consents of accountants for use of their reports in materials related to any debt financing, and legal opinions, as may be reasonably requested by Parent in connection with such financing, (vi) as promptly as practicable, furnishing Parent and, subject to customary confidentiality undertakings, its financing sources with all financial and other information regarding the Company and its Subsidiaries as may be reasonably requested by Parent of a type generally used in connection with a syndicated bank financing as well as an offering pursuant to Rule 144A of the Securities Act as applicable to Parent, and (vii) taking all corporate actions, subject to the occurrence of the Closing, reasonably requested by Parent to permit the consummation of any debt financing; provided, however, that no obligation of the Company or any of its Subsidiaries under any such agreement, document or instrument shall be effective until the Effective Time and none of the Company or any of its Subsidiaries shall be required to pay any commitment or other similar fee or incur any other liability or out-of-pocket expense in connection with any such financing prior to the Effective Time.

        Section 5.13.    Rule 16b-3.     Prior to the Effective Time, the Company shall take, in accordance with the procedures set forth in Rule 16b-3 promulgated under the Exchange Act and the Skadden, Arps, Slate, Meagher & Flom LLP SEC No-Action Letter (January 12, 1999), all steps as may be required to cause any dispositions of equity securities of the Company (including derivative securities with respect to equity securities of the Company) resulting from the transactions contemplated by this Agreement by each officer or director of the Company who is subject to Section 16 of the Exchange Act with respect to equity securities of the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

ARTICLE VI

CONDITIONS

        Section 6.1.    Conditions to the Obligation of Each Party.     The respective obligations of Parent, Buyer and the Company to effect the Merger are subject to the satisfaction of the following conditions, unless waived in writing by all parties at or prior to the Effective Time:

          (a)   The Company Stockholder Approval shall have been obtained;

          (b)   No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Entity of competent jurisdiction preventing the consummation of the Merger (an "Injunction") shall be in effect; provided, however, that any party seeking to assert this condition to its obligations shall have complied with its obligations set forth in Section 5.4;

          (c)   No Law shall have been enacted or promulgated by any Governmental Entity of competent jurisdiction which restrains, enjoins, renders illegal or otherwise prohibits the consummation of the Merger and/or the other transactions contemplated by this Agreement;

          (d)   Any waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated;

          (e)   The FCC Approvals and the State Approvals listed in Section 6.1(e) of the Company Disclosure Letter shall have been obtained and shall have become and remain effective; and

          (f)    The Closing shall not occur before October 15, 2007.

        Section 6.2.    Conditions to Obligations of Parent and Buyer to Effect the Merger.     The obligations of Parent and Buyer to effect the Merger are further subject to satisfaction or waiver at or prior to the Effective Time of the following conditions:

          (a)   The representations and warranties of the Company set forth in this Agreement (i) in Section 3.9(a) shall be true and correct as of the Closing Date as though made on such date; (ii) in Sections 3.1, 3.2 and 3.3 shall be true and correct in all material respects as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties speak as of a specified date which need to be true and correct only as of the specified date); and (iii) the other Sections of Article 3, disregarding for purposes of this Section 6.2(a)(iii) any qualifications to such representations or warranties based on materiality or Material Adverse Effect, shall be true and correct as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties speak as of a specified date which need to be true and correct only as of the specified date), except where any failures of such representations and warranties referred to in this clause (iii) to be so true and correct, in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect;

          (b)   The Company shall have performed in all material respects each of its covenants and agreements contained in this Agreement required to be performed by it at or prior to the Effective Time pursuant to the terms of this Agreement;

          (c)   (i) There shall have been no Financial Material Adverse Effect for the Testing Period applicable to the Closing, (ii) the Company's independent registered public accounting firm shall have performed the procedures set forth on Part D of Schedule 8.11 with respect to the calculation of Adjusted Consolidated Revenue and EBITDA for the applicable Testing Period, and shall have provided a written report (the "Agreed Procedures Report") to Parent and the Company documenting their findings related to the performance of such procedures, which Agreed Procedures Report shall note any exceptions, and such exceptions would not reasonably be expected to result in a Financial Material Adverse Effect, (iii) (A) if the Closing occurs on or before November 15, 2007, the Company shall have provided audited consolidated financial statements for the nine months ended June 30, 2007 (including an audit report from the Company's independent registered public accounting firm that does not contain a limitation as to the scope of their review and that states that such financial statements present fairly, in all material respects, the consolidated financial position of the Company as of June 30, 2007 and its consolidated results of operations and cash flows for the nine months then ended, in conformity with GAAP, but which may exclude an assessment of the effectiveness of the Company's internal control over financial reporting), or (B) if the Closing occurs after November 15, 2007, the Company shall have provided audited consolidated financial statements for the fiscal year ended September 30, 2007 (including an audit report from the Company's independent registered public accounting firm that does not contain a limitation as to the scope of their review and that states that such financial statements present fairly, in all material respects, the consolidated financial position of the Company as of September 30, 2007 and its consolidated results of operations and cash flows for the fiscal year then ended, in conformity with GAAP, which audit report shall also include an assessment of the effectiveness of the Company's internal control over financial reporting), and (iv) the Lease Release Condition described in Schedule 6.2 shall have been satisfied; and

          (d)   An executive officer of the Company shall have delivered to Parent a certificate certifying to the effect that each of the conditions specified in Sections 6.2(a), 6.2(b) and 6.2(c) has been satisfied in all respects.

        Section 6.3.    Conditions to Obligations of the Company to Effect the Merger.     The obligations of the Company to effect the Merger are further subject to satisfaction or waiver at or prior to the Effective Time of the following conditions:

          (a)   The representations and warranties of Parent and Buyer set forth in this Agreement shall be true and correct in all material respects as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties made as of a specified date, which need to be true and correct only as of the specified date);

          (b)   Each of Parent and Buyer shall have performed in all material respects its covenants and agreements contained in this Agreement required to be performed by it at or prior to the Effective Time pursuant to the terms of this Agreement; and

          (c)   An executive officer of each of Parent and Buyer shall have delivered to the Company a certificate certifying to the effect that each of the conditions specified in Section 6.3(a) and Section 6.3(b) has been satisfied in all respects by Parent and Buyer, respectively.

ARTICLE VII

TERMINATION, AMENDMENT AND WAIVER

        Section 7.1.    Termination.     This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the receipt of the Company Stockholder Approval:

          (a)   by mutual written consent of Parent and the Company;

          (b)   by either Parent or the Company, if the Effective Time shall not have occurred on or before January 15, 2008 (the "End Date"); provided, however, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose failure to fulfill any covenant under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before the End Date; provided, further, that upon written notice to Parent or the Company from the other, the parties shall not have the right to terminate this Agreement under this Section 7.1(b) until February 28, 2008 if the Merger shall not have been consummated as a result of the Company or Parent having failed by the End Date to receive any of the regulatory approvals with respect to the Merger necessary to satisfy the condition set forth in Section 6.1(e);

          (c)   (i) by the Company, upon a breach of any representation, warranty, covenant or agreement on the part of Parent or Buyer set forth in this Agreement, or if any representation or warranty of Parent or Buyer shall have become untrue, in either case such that the conditions set forth in Section 6.3(a) or Section 6.3(b), as the case may be, is incapable of being satisfied; and (ii) such breach is not curable, or, if curable, is not cured, such that the applicable condition would be satisfied within 30 days after written notice of such breach is given to Parent by the Company; provided, however, that the right to terminate this Agreement pursuant to this Section 7.1(c) shall not be available to the Company if it, at such time, is in breach of any representation, warranty, covenant or agreement set forth in this Agreement such that the conditions set forth in Section 6.2(a) shall not be satisfied;

          (d)   (i) by Parent, upon a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue, in either case such that the conditions set forth in Section 6.2(a) or Section 6.2(b), as the case may be, would not be satisfied; and (ii) such breach is not curable, or, if curable, is not cured, such that the applicable condition would be satisfied within 30 days after written notice of such breach is given to the Company by Parent; provided, however, that the right to terminate this Agreement pursuant to this Section 7.1(d) shall not be available to Parent if it, at such time, is in breach of any representation, warranty, covenant or agreement set forth in this Agreement such that the conditions set forth in Section 6.3(a) shall not be satisfied;

          (e)   by either Parent or the Company, if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Merger and such order, decree or ruling or other action shall have become final and nonappealable; provided, however, that the party seeking to terminate this Agreement under this Section 7.1(e) shall have complied with Section 5.4 and, with respect to other matters not covered by Section 5.4, shall have used its reasonable best efforts to remove such injunction, order or decree;

          (f)    by Parent, at any time prior to the receipt of the Company Stockholder Approval if the Board of Directors of the Company shall have (i) effected an Adverse Recommendation Change; or (ii) approved or recommended any Superior Proposal or Acquisition Proposal;

          (g)   by the Company, if the Board of Directors of the Company shall have effected an Adverse Recommendation Change in accordance with clause (x) of Section 5.8(d); provided, however, that any such purported termination pursuant to this Section 7.1(g) shall be void and of no force or effect unless and until the Company complies with Section 7.2(b); provided, further, that Parent and Buyer acknowledge and agree that, concurrently with such termination, the Company may enter into a definitive agreement or other Acquisition Agreement providing for the implementation of the applicable Superior Proposal; or

          (h)   by Parent or the Company, if the Company Stockholders fail to adopt this Agreement or approve the Merger at the Stockholders' Meeting or any adjournment or postponement thereof.

        Section 7.2.    Effect of Termination.

          (a)   In the event of the termination of this Agreement pursuant to Section 7.1 hereof, this Agreement shall forthwith be terminated and have no further effect except that this Section 7.2, Article VIII and the Confidentiality Agreement shall survive termination of this Agreement; provided, however, that nothing herein shall relieve any party from liability for any intentional of willful breach of any of the representations, warranties or covenants in this Agreement in which case the aggrieved party shall be entitled to all rights and remedies available at law or in equity.

          (b)   If Parent exercises its right to terminate this Agreement under Section 7.1(f) or the Company exercises its right to terminate this Agreement under Section 7.1(g), then the Company shall, within three business days of such termination, pay to Parent the Termination Fee.

          (c)   In the event that (x) this Agreement shall be terminated by Parent or the Company pursuant to Section 7.1(h) and (y) at the time of such termination an Acquisition Proposal by any person (other than Parent, Buyer or their respective affiliates) has been publicly announced and not withdrawn, then the Company shall pay Parent the Termination Fee within three business days after entering into a definitive agreement to consummate an Acquisition Proposal, provided that such agreement is entered into within 12 months after such termination (and for purposes of this Section 7.2(c), references to 20% in the definition of "Acquisition Proposal" as such term relates to the definitive agreement to enter into an Acquisition Proposal within 12 months after such termination shall be deemed to be references to 50%); provided, however, that if the Board of Directors of the Company shall have effected an Adverse Recommendation Change at or prior to the Stockholders' Meeting or any adjournment or postponement thereof, the Termination Fee shall be paid within three business days of such termination.

For purposes of this Agreement, the term "Termination Fee" means $6,500,000. All payments under this Section 7.2 shall be made in cash by wire transfer to the account designated in Section 7.2 of the Company Disclosure Letter or such other account designated by Parent in writing to the Company prior to the time of such termination. The Company acknowledges that the agreements contained in this Section 7.2 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Parent would not enter into this Agreement; accordingly, if the Company fails promptly to pay the amounts due pursuant to this Section 7.2, and, in order to obtain such payments, Parent commences a suit which results in a judgment against the Company for the payments set forth in this Section 7.2, the Company shall pay to Parent its costs and expenses (including attorneys' fees) in connection with such suit, together with interest on the Termination Fee and other amounts to be reimbursed to Parent under this Section 7.2 from the date payments were required to be made until the date of such payments at the prime rate publicly announced in the Wall Street Journal as in effect on the date such payments were required to be made plus one percent (1%). If this Agreement is terminated pursuant to a provision that calls for a payment to be made under this Section 7.2, it shall not be a defense to the Company's obligation to pay hereunder that this Agreement could have been terminated under a different provision or could have been terminated at an earlier or later time.

        Section 7.3.    Amendments.     This Agreement may not be amended except by action taken or authorized prior to the Effective Time by each of the parties set forth in an instrument in writing signed on behalf of each of the parties; provided, however, that after receipt of the Company Stockholder Approval, no amendment may be made without the further approval of the Company Stockholders, if the effect of such amendment would be to reduce the Merger Consideration or change the form thereof or if such further approval is otherwise required by the DGCL. Parent shall not amend any Support Agreement in any material respect without the consent of the Company.

        Section 7.4.    Waiver.     At any time prior to the Effective Time, whether before or after the receipt of the Company Stockholder Approval, any party may, if in writing and signed by the party against whom the waiver is to be effective, (a) extend the time for the performance of any of the covenants, obligations or other acts of any other party; or (b) waive any inaccuracy of any representations or warranties or compliance with any of the agreements, covenants or conditions of any other party or with any conditions to its own obligations; provided, however, that no such waiver may occur following the Effective Time. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party by its duly authorized officer.

The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights. The waiver of any such right with respect to particular facts and other circumstances shall not be deemed a waiver with respect to any other facts and circumstances and each such right shall be deemed an ongoing right that may be asserted at any time and from time to time.

ARTICLE VIII

GENERAL PROVISIONS

        Section 8.1.    No Third-Party Beneficiaries.     Other than the provisions of Section 5.6, nothing in this Agreement shall confer any rights or remedies upon any person other than the parties.

        Section 8.2.    Entire Agreement.     This Agreement, the Confidentiality Agreement, the Support Agreements and the Company Disclosure Letter constitute the entire Agreement among the parties with respect to the subject matter of this Agreement and supersedes any prior understandings, agreements or representations by or among the parties, written or oral, with respect to the subject matter of this Agreement.

        Section 8.3.    Succession and Assignment.     This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties.

        Section 8.4.    Counterparts.     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

        Section 8.5.    Governing Law; Venue; Service of Process, Waiver of Jury Trial.

          (a)   This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to principles of conflicts of law thereof.

          (b)   The parties (i) agree that any suit, action or proceeding arising out of or relating to this Agreement will be brought solely in the state or federal courts of the State of Delaware; (ii) consent to the exclusive jurisdiction of each such court in any suit, action or proceeding relating to arising out of this Agreement; and (iii) waive any objection that it may have to the laying of venue in any such suit, action or proceeding in any such court.

          (c)   Each party irrevocably consents to service of process in the manner provided for the giving of notices pursuant to this Agreement; provided, however, that such service will be deemed to have been given only when actually received by such party. Nothing in this Agreement will affect the right of a party to serve process in another manner permitted by Law.

          (d)   EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND WHETHER MADE BY CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR OTHERWISE.

        Section 8.6.    Severability.     Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

        Section 8.7.    Specific Performance.     Each of the parties acknowledges and agrees that the other party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties agrees that the other party shall be entitled to seek an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof.

        Section 8.8.    Construction.     The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." All references to the "parties" means the parties to this Agreement unless the context otherwise requires. All references to any agreement, instrument, statute or regulation are to it as amended and supplemented from time to time (and, in the case of a statute or regulation, to any corresponding provisions or successor statutes or regulations). When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The phrase "the date of this Agreement," "date hereof" and terms of similar import, unless the context otherwise requires, shall be deemed to refer to June 24, 2007.

        Section 8.9.    Non-Survival of Representations and Warranties and Agreements.     The representations and warranties contained in this Agreement shall terminate at the Effective Time and shall not survive the Effective Time.

        Section 8.10.    Certain Definitions.     For purposes of this Agreement (except where otherwise specifically defined), the terms "associate" and "affiliate" shall have the same meaning as set forth in Rule l2b-2 promulgated under the Exchange Act, and the term "person" shall mean any individual, corporation, partnership (general or limited), limited liability company, limited liability partnership, trust, joint venture, joint-stock company, syndicate, association, entity, unincorporated organization or Governmental Entity.

        Section 8.11.    Definition of Financial Material Adverse Effect.     For purposes of this Agreement, the term "Financial Material Adverse Effect" shall mean, as of any date of determination, that either (i) the Adjusted Consolidated Revenue for the applicable Testing Period is less than the applicable aggregate amount for the three calendar months in the Testing Period set forth on Part B of Schedule 8.11 hereof, or (ii) the aggregate EBITDA of the Company for the applicable Testing Period is less than the applicable aggregate amount for the three calendar months in the Testing Period set forth on Part C of Schedule 8.11 hereof.

        "Adjusted Consolidated Revenue" shall mean the aggregate consolidated revenue, determined in accordance with GAAP applied on a consistent basis from the date hereof through the end of the applicable Testing Period, of the Company for the Testing Period, but excluding (i) revenue, to the extent in excess of $130,000 per Testing Period, recognized from early termination of customer contracts or orders and (ii) any positive or negative adjustment (a) that should have been recorded in a prior period under the accrual basis of accounting or (b) resulting from changes in accounting policies or estimates except, in the case of (a) or (b), for such portion of the adjustment that relates to the Testing Period.

        "EBITDA" shall mean the consolidated operating income (or loss) of the Company for the Testing Period, as determined in accordance with GAAP applied on a consistent basis from the date hereof through the end of the applicable Testing Period and excluding any positive or negative adjustment (a) that should have been recorded in a prior period under the accrual basis of accounting or (b) resulting from changes in accounting policies or estimates, except, in the case of (a) or (b), for such portion of the adjustment that relates to the Testing Period ("Adjusted Consolidated Operating Income"), plus, to the extent deducted in arriving at Adjusted Consolidated Operating Income, (i) depreciation, (ii) amortization, (iii) non-cash stock-based compensation, (iv) non-cash, non-recurring charges (except to the extent that any such charges will require a cash payment in a future period), (v) costs and expenses associated with the transactions contemplated by this Agreement, including incremental employee related expenses under the employee retention and incentive plan set forth in Exhibit A to Section 5.1(b) of the Company Disclosure Letter, (vi) costs arising from the sale of 139 Centre Street, and (vii) expenses, to the extent in excess of $130,000 per Testing Period, incurred in connection with early termination of customer contracts or orders, minus, to the extent included in arriving at Adjusted Consolidated Operating Income, (x) non-cash, non-recurring credits (except to the extent that any such credits will yield a cash payment in a future period) and (y) revenue, to the extent in excess of $130,000 per Testing Period, recognized from early termination of customer contracts or orders.

        For purposes of this Agreement, "Testing Period" shall mean: (i) if the Closing shall occur on or following October 15, 2007 and on or prior to November 15, 2007, the calendar months of July, August and September, 2007, and (ii) if the Closing shall occur following November 15, 2007, the calendar months of September, October and November, 2007 (it being understood that if the Closing does not occur on or before November 15, 2007, it will not be possible, absent agreement of the parties to the contrary, to effect the Closing until after Adjusted Consolidated Revenue and EBITDA can be calculated for the month of November, being one of the months in the then applicable Testing Period).

        Section 8.12.    Fees and Expenses.

          (a)   Each party shall pay its own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby.

          (b)   Notwithstanding anything to the contrary contained herein, the Company shall pay all documentary, sales, use, real property transfer, real property gains, transfer, stamp, recording and similar Taxes, fees, and costs together with any interest thereon, penalties, fines, costs, fees, additions to tax or additional amounts with respect thereto incurred in connection with this Agreement and the transactions contemplated hereby regardless of who may be liable therefor under applicable Law.

        Section 8.13.    Notices.     All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses, or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.13:

    If to Parent to:

      RCN Corporation
      196 Van Buren Street
      Herndon, Virginia 20170
      Telecopier: (703) 434-8461
      Attention: Benjamin R. Preston, Senior Vice President and General Counsel

    with a copy to:

      Andrews Kurth LLP
      450 Lexington Avenue
      New York, New York 10017
      Telecopier: (713) 238-7111
      Attention: W. Mark Young, Esq.

    If to the Company:

      NEON Communications Group, Inc.
      2200 West Park Drive
      Westborough, Massachusetts 01581
      Telecopier: (508) 616-7895
      Attention: Gene M. Bauer, Senior Vice President and General Counsel

    with a copy to:

      Clifford Chance US LLP
      31 West 52nd Street
      New York, New York 10019
      Telephone: (212) 878-4955
      Telecopier: (212) 878-8375
      Attention: John L. Graham, Esq.

        Section 8.14.    Headings.     Headings of the Articles and Sections of this Agreement are for convenience only and shall in no way modify or restrict any of the terms or provisions of this Agreement.

        Section 8.15.    Cross-References to Certain Terms Defined Elsewhere in This Agreement.

Acquisition Proposal	35
Adverse Recommendation Change	36
Agreement	Preamble
Balance Sheet Date	3.8(c)
Blue Sky Laws	3.5
Buyer	Preamble
Certificate	1.4(d)
Certificate of Merger	1.2
Closing	1.2
Code	1.7(e)
Common Stock Merger Consideration	1.4(a)
Company	Preamble
Company Bylaws	3.1
Company Capital Stock	Preamble
Company Certificate of Incorporation	3.1
Company Common Stock	Preamble
Company Disclosure Letter	Article III
Company Employees	5.11(a)
Company Financial Statements	3.8(b)
Company Licenses	3.7(a)
Company Options	1.6(a)
Company Preferred Stock	Preamble
Company Recommendation	3.3(b)

Company SEC Reports	Article III
Company Stock Options Plans	1.6(a)
Company Stockholder Approval	3.3(a)
Company Stockholders	Preamble
Company Warrants	3.2(a)
Confidential Information	5.2
Confidentiality Agreement	5.2
D&O Insurance	5.6(c)
Dark Fiber	3.7(a)
DGCL	Preamble
Dissenting Shares	1.5(a)
Effective Time	1.2
End Date	7.1(b)
Environmental Laws	3.15(a)
ERISA	3.7(a)
Exchange Act	Article III
FCC	3.5
FCC Approvals	3.5
Fund	1.7(a)
GAAP	3.8(b)
Governmental Entity	3.5
HSR Act	3.5
Indemnified Parties	5.6(b)
Independent Advisor	3.3(b)
Injunction	6.1(b)
Intellectual Property Rights	3.16(d)
Knowledge	3.6
Law	3.4
Licensed Rights	3.16(d)
Liens	3.2(c)
Litigation	3.12
Material Adverse Effect	3.4
Material Contract	3.13(a)
Merger	Preamble
Merger Consideration	1.4(b)
Option Amount	1.6(a)
Parent	Preamble
Payee	1.7(e)
Paying Agent	1.7(a)
Preferred Stock Merger Consideration	1.4(b)
Proxy Statement	3.5
Representatives	5.2
SEC	Article III
Securities Act	Article III
State Approvals	3.5
State PUC	3.5
Stockholders' Meeting	11
Subsequent Company SEC Reports	3.8(a)
Subsidiary	3.1
Superior Proposal	35
Support Agreements	Preamble

Surviving Corporation	1.1
Tax	3.10(aa)
Tax Audit	3.10(f)
Tax Deficiency	3.10(i)
Tax Return	3.10(aa)
Tax Sharing Agreement	16
Taxable	3.10(aa)
Taxes	3.10(aa)
Termination Fee	7.2

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, Parent, Buyer and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

RCN CORPORATION
By:
Name: Title:

        IN WITNESS WHEREOF, Parent, Buyer and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

RAVEN ACQUISITION CORPORATION
By:
Name: Title:

        IN WITNESS WHEREOF, Parent, Buyer and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

NEON COMMUNICATIONS GROUP, INC.
By:
Name: Title:

Annex B

SUPPORT AGREEMENT

        This SUPPORT AGREEMENT (this "Agreement"), dated as of June 24, 2007, is by and between RCN Corporation, a Delaware corporation ("Parent"), and the undersigned holder (the "Holder") of shares or options or warrants to acquire shares of capital stock of NEON Communications Group, Inc., a Delaware corporation ("Company"). Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement referenced below.

RECITALS

        A.    Concurrently with the execution of this Agreement, Parent, Company and Raven Acquisition Corporation, a Delaware corporation and a direct and wholly-owned subsidiary of Parent ("Merger Sub"), have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement," which term shall not include any amendment to the Merger Agreement that decreases the Merger Consideration or changes the form of the Merger Consideration, in either case without the consent of the Holder), pursuant to which Merger Sub will merge (the "Merger") with and into Company, with Company surviving the Merger, on the terms and subject to the conditions set forth in the Merger Agreement;

        B.    As of the date hereof, Holder "beneficially owns" (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) and Holder is entitled to dispose of (or to direct the disposition of) and to vote (or to direct the voting of) the number of shares of common stock, par value $0.01 per share, of Company (the "Common Stock") and the number of shares of 6% Series A Cumulative Convertible Preferred Stock, par value $0.01 per share, of Company (the "Preferred Stock", and together with the Common Stock, the "Capital Stock") as set forth beneath the Holder's name on the signature page hereto, as such shares of Capital Stock may be adjusted by stock dividend, stock split, recapitalization, combination, merger, consolidation, reorganization or other change in the capital structure of Company (such shares of Capital Stock, together with any additional shares of Capital Stock the voting power over which is acquired by Holder, including, without limitation, upon the exercise or conversion of additional options, warrants and other rights to acquire shares of Capital Stock, during the period from and including the date hereof through and including the date on which this Agreement is terminated in accordance with its terms, are collectively referred to herein as Holder's "Subject Shares");

        C.    Holder acknowledges and agrees that it is a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement that Holder enters into this Agreement, and Holder acknowledges that the entry into the Merger Agreement by Parent and Merger Sub constitutes good and sufficient consideration for Holder's obligations under this Agreement.

        NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

1.    Voting Agreement And Irrevocable Proxy.

        (a)    Agreement to Vote the Subject Shares.    Holder, solely in Holder's capacity as a stockholder of Company, hereby agrees that during the period commencing on the date hereof and continuing until the termination of this Agreement in accordance with Section 5(n) (such period, the "Voting Period"), at any meeting (or any adjournment or postponement thereof) of the holders of any class or classes of the Capital Stock of Company, however called, or in connection with any written consent of the holders of any class or classes of the Capital Stock, Holder shall vote (or cause to be voted) Holder's Subject Shares (to the extent such Subject Shares are entitled to vote) (i) unless there has been an Adverse Recommendation Change pursuant to Section 5.8(d) of the Merger Agreement which remains in effect

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at the time of such vote, in favor of the Merger and the approval and adoption of the terms of the Merger Agreement and each of the other transactions contemplated by the Merger Agreement (and any actions required in furtherance thereof) and (ii) except as otherwise agreed to in writing in advance by Parent, against the following actions or proposals (other than the transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving Company; (B) any sale, lease or transfer of a material amount of the assets of Company, or a reorganization, recapitalization, dissolution or liquidation of Company, (C) any change in the persons who constitute the board of directors of Company that is not approved in advance by at least a majority of the persons who were directors of Company as of the date of this Agreement (or their successors who were so approved); (D) any material change in the present capitalization of Company or any amendment of Company's certificate of incorporation or bylaws not otherwise permitted under the Merger Agreement; or (E) any other action or proposal involving Company that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay, postpone, or adversely affect the transactions contemplated by the Merger Agreement. Any such vote shall be cast or consent shall be given in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Holder agrees not to enter into any contract or other agreement with any person that violates or conflicts with or could reasonably be expected to violate or conflict with the provisions and agreements contained in this Agreement or the Merger Agreement. For the avoidance of doubt, this Agreement is intended to constitute a voting agreement entered into under Section 218(a) of the Delaware General Corporation Law for the duration of the Voting Period.

        Notwithstanding anything to the contrary contained in this Agreement, Parent understands and acknowledges that Holder will have no obligation as a result of this Agreement to exercise stock options or other derivative securities exercisable for, or exchangeable or convertible into, shares of Common Stock.

        (b)    Grant of Irrevocable Proxy.    Holder hereby appoints Parent and any designee of Parent, and each of them individually, such Holder's proxy and attorney-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the Voting Period with respect to Holder's Subject Shares in accordance with Section l(a). This proxy is given to secure the performance of the duties of Holder under this Agreement. Holder shall promptly cause a copy of this Agreement to be deposited with Company at its principal place of business. Holder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy.

        (c)    Nature of Irrevocable Proxy.    The proxy and power of attorney granted pursuant to Section l(b) by Holder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke all prior proxies granted by Holder. The power of attorney granted herein is a durable power of attorney and shall survive the dissolution or bankruptcy of Holder. For the avoidance of doubt, the proxy and power of attorney is granted pursuant to Section 212(b) of the Delaware General Corporation Law, is coupled with an interest and is granted to Parent a party to this voting agreement which is created under Section 218(a) of the Delaware General Corporation Law and is intended to be valid during the Voting Period.

2.    Restriction on Transfer.    Except for pledges in existence as of the date hereof, Holder agrees that, except as contemplated by the terms of this Agreement, Holder shall not (i) sell, transfer, tender, assign or otherwise dispose of any of Holder's Subject Shares; or (ii) take any action that would have the effect of preventing, impeding, interfering with or adversely affecting in any material respect Holder's ability to perform Holder's obligations under this Agreement. Notwithstanding the foregoing, nothing herein shall prevent Holder from, (i) subject to compliance with applicable proxy rules and exemptions therefrom, assigning or transferring any Subject Shares beneficially owned by Holder to any investment partnership, trust, estate, family partnership, foundation (whether family, private or public)

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charitable organization or other third party (a "Permitted Transferee") if such Permitted Transferee agrees in writing to hold any Subject Shares subject to all of the provisions of this Agreement as Holder hereunder, or (ii) tendering or exchanging any of Holder's Subject Shares in a tender offer or exchange offer if there has been an Adverse Recommendation Change pursuant to Section 5.8(d) of the Merger Agreement which remains in effect at the time of such tender or exchange.

3.    Representations and Warranties of Holders.    Holder hereby represents and warrants to Parent as follows:

        (a)    Due Authority.    Holder is duly organized and validly existing under the laws of the jurisdiction of its organization, and Holder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Holder have been duly authorized by all necessary action on the part of Holder, and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes a valid and binding obligation of Holder, enforceable against Holder in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by equitable principles.

        (b)    Ownership of Shares.    Holder legally or beneficially owns (within the definition of Rule 13d-3 under the Exchange Act) the number of shares of Capital Stock set forth beneath Holder's name on the signature page hereto. The number of shares of Capital Stock set forth beneath Holder's name on the signature page hereto are all of the shares of Capital Stock legally or beneficially owned by Holder. Holder has sole voting power and sole power of disposition, in each case with respect to all of the shares of Capital Stock set forth beneath Holder's name on the signature page hereto, with no limitations, qualifications or restrictions on such rights, subject only to applicable securities laws and the terms of this Agreement and as otherwise noted on the signature page hereto. Also set forth on the signature page hereto is the number of shares of Capital Stock issuable upon the exercise of options or warrants held by Holder.

        (c)    No Conflicts.    (i) No filing with any governmental authority, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by Holder and the consummation by Holder of the transactions contemplated hereby (it being understood that nothing herein shall prevent Holder's compliance with Section 13(d) of the Exchange Act) and (ii) none of the execution and delivery of this Agreement by Holder, the consummation by Holder of the transactions contemplated hereby or compliance by Holder with any of the provisions hereof shall (A) result in, or give rise to, a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which Holder is a party or by which Holder or any of Holder's Subject Shares or assets may be bound, or (B) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation which could reasonably be expected to adversely affect Holder's ability to perform Holder's obligations under this Agreement.

        (d)    Reliance by Parent.    Holder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by Holder.

4.    Representations and Warranties of Parent.    Parent hereby represents and warrants to Holder as follows:

        (a)    Due Organization, etc.    Parent is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation. Parent has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Parent has been duly authorized by all necessary action on the part of Parent and, assuming the due authorization, execution and delivery by Holder, constitutes a valid and binding obligation of

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Parent, enforceable against Parent in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

        (b)    Conflicts.    (i) No filing with any governmental authority, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by Parent and the consummation by Parent of the transactions contemplated hereby (other than compliance with provisions of the Exchange Act and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) and (ii) none of the execution and delivery of this Agreement by Parent, the consummation by Parent of the transactions contemplated hereby shall (A) conflict with or result in any breach of the organizational documents of Parent, (B) result in a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which Parent is a party or by which Parent or any of its assets may be bound, or (C) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation which could reasonably be expected to adversely affect Parent's ability to perform its obligations under this Agreement.

        (c)    Reliance by Holder.    Parent understands and acknowledges that Holder is entering into this Agreement in reliance upon the execution and delivery of the Merger Agreement by Parent.

5.    Miscellaneous.

        (a)    Holder Capacity.    Parent and Holder acknowledge that Holder is not making any agreement or understanding herein in any capacity other than in Holder's capacity as a stockholder of the Company. Holder executes this Agreement solely in Holder's capacity as the record holder or beneficial owner of Holder's Subject Shares. If Holder or any of its affiliates, employees or agents is or becomes a director or officer of the Company during the term of this Agreement, nothing herein shall limit or affect any actions previously or hereafter taken by such person as an officer or director of Company. Without limiting the foregoing, nothing in this Agreement shall limit or affect the ability of a director or officer of Company to take any action as may be advisable or necessary in the discharge of his or her fiduciary duties as such director or officer nor shall Holder be deemed to have breached any provision hereof as a result of any such action, and without regard to whether he or she is, without limitation, (i) a trustee or co-trustee of one or more Holders, (ii) an officer, consultant or other representative of a trustee or co-trustee of one or more Holders, or (iii) a beneficiary of one or more Holders.

        (b)    Publication.    Holder and Parent each hereby agrees and acknowledges that each of Holder, Parent and Company may be required to publish and disclose in their respective filings with the Securities and Exchange Commission and any proxy statement or other documents required or desirable in connection with the Merger Holder's identity and ownership of shares of Capital Stock and the nature of Holder's commitments, arrangements, and understandings pursuant to this Agreement.

        (c)    Further Actions.    Each of the parties hereto agrees that it will use its reasonable efforts to do all things necessary to effectuate this Agreement.

        (d)    Entire Agreement.    This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein and supersedes all prior agreements and understandings, oral and written, with respect thereto.

        (e)    Binding Effect; Benefit; Assignment.    This Agreement shall inure to the benefit of and be binding upon the parties hereto and their Permitted Transferees and successors. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of each of the other parties. Nothing in this Agreement, expressed or implied, is intended to confer on any person, other than the parties hereto, any rights or remedies.

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        (f)    Amendments, Waivers, etc.    This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by all of the relevant parties hereto.

        (g)    Specific Enforcement.    The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

        (h)    Remedies Cumulative.    All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

        (i)    No Waiver.    The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

        (j)    Governing Law; Waiver of Jury Trial.    THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

        (k)    Headings.    The descriptive headings of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

        (l)    Counterparts; Facsimiles.    This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument. A signature transmitted by facsimile shall be treated for all purposes by the parties hereto as an original, shall be binding upon the party transmitting such signature without limitation.

        (m)    No Ownership Interest.    Nothing contained in this Agreement shall otherwise be deemed to vest in Parent any direct or indirect ownership interest in or with respect to any Subject Shares. Except as otherwise provided in this Agreement, all other rights, ownership and economic benefits of and relating to the Subject Shares shall remain with and belong to Holder, and Parent shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of Company or exercise any power or authority to direct Holder in the voting of any of the Subject Shares.

        (n)    Termination.    This Agreement shall terminate, and neither Parent nor Holder shall have any rights or obligations hereunder, and this Agreement shall immediately become null and void and have no effect upon the earliest to occur of (i) the mutual consent of Parent and Holder in writing, (ii) the Effective Time (iii) the termination of the Merger Agreement pursuant to Article VII thereof, (iv) the End Date (determined without regard to any amendment to the Merger Agreement), (v) an amendment to the Merger Agreement that reduces or otherwise changes the form of the Merger

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Consideration to which the Company Stockholders would have been entitled, or (vi) there has been an Adverse Recommendation Change pursuant to Section 5.8(d) of the Merger Agreement which remains in effect and is not withdrawn for a period of 30 days; provided, further, that termination of this Agreement shall not prevent any party hereunder from seeking any remedies (at law or in equity) against any other party hereto for such party's willful breach of any of the terms of this Agreement. Notwithstanding the foregoing, the provisions of Sections 5(d), 5(e), 5(h) and 5(j) shall survive the termination of this Agreement for any reason.

[Remainder of page left intentionally blank]

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        IN WITNESS WHEREOF, this Agreement is executed as of the date first stated above.

RCN Corporation, a Delaware corporation
By:

Name:

Title:

Signature Page to Support Agreement

HOLDER
Signature:	/s/ MICHAEL S. EMANUEL
Printed Name:	Michael S. Emanuel Senior Vice President Loeb Partners Corporation
Number of Shares of Common Stock owned:
4,413,625
Number of Shares of Common Stock issuable upon exercise of options or warrants held:

Number of Shares of Preferred Stock owned:
119,864
Number of Shares of Preferred Stock issuable upon exercise of options or warrants held:

Signature Page to Support Agreement

SUPPORT AGREEMENT

        This SUPPORT AGREEMENT (this "Agreement"), dated as of June 24, 2007, is by and between RCN Corporation, a Delaware corporation ("Parent"), and the undersigned holder (the "Holder") of shares or options or warrants to acquire shares of capital stock of NEON Communications Group, Inc., a Delaware corporation ("Company"). Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement referenced below.

RECITALS

        A.    Concurrently with the execution of this Agreement, Parent, Company and Raven Acquisition Corporation, a Delaware corporation and a direct and wholly-owned subsidiary of Parent ("Merger Sub"), have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement," which term shall not include any amendment to the Merger Agreement that decreases the Merger Consideration or changes the form of the Merger Consideration, in either case without the consent of the Holder), pursuant to which Merger Sub will merge (the "Merger") with and into Company, with Company surviving the Merger, on the terms and subject to the conditions set forth in the Merger Agreement;

        B.    As of the date hereof, Holder "beneficially owns" (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) and Holder is entitled to dispose of (or to direct the disposition of) and to vote (or to direct the voting of) the number of shares of common stock, par value $0.01 per share, of Company (the "Common Stock") and the number of shares of 6% Series A Cumulative Convertible Preferred Stock, par value $0.01 per share, of Company (the "Preferred Stock", and together with the Common Stock, the "Capital Stock") as set forth beneath the Holder's name on the signature page hereto, as such shares of Capital Stock may be adjusted by stock dividend, stock split, recapitalization, combination, merger, consolidation, reorganization or other change in the capital structure of Company (such shares of Capital Stock, together with any additional shares of Capital Stock the voting power over which is acquired by Holder, including, without limitation, upon the exercise or conversion of additional options, warrants and other rights to acquire shares of Capital Stock, during the period from and including the date hereof through and including the date on which this Agreement is terminated in accordance with its terms, are collectively referred to herein as Holder's "Subject Shares");

        C.    Holder acknowledges and agrees that it is a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement that Holder enters into this Agreement, and Holder acknowledges that the entry into the Merger Agreement by Parent and Merger Sub constitutes good and sufficient consideration for Holder's obligations under this Agreement.

        NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

1.    Voting Agreement And Irrevocable Proxy.

        (a)    Agreement to Vote the Subject Shares.    Holder, solely in Holder's capacity as a stockholder of Company, hereby agrees that during the period commencing on the date hereof and continuing until the termination of this Agreement in accordance with Section 5(n) (such period, the "Voting Period"), at any meeting (or any adjournment or postponement thereof) of the holders of any class or classes of the Capital Stock of Company, however called, or in connection with any written consent of the holders of any class or classes of the Capital Stock, Holder shall vote (or cause to be voted) Holder's Subject Shares (to the extent such Subject Shares are entitled to vote) (i) unless there has been an Adverse Recommendation Change pursuant to Section 5.8(d) of the Merger Agreement which remains in effect at the time of such vote, in favor of the Merger and the approval and adoption of the terms of the Merger Agreement and each of the other transactions contemplated by the Merger Agreement (and any actions required in furtherance thereof) and (ii) except as otherwise agreed to in writing in advance

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by Parent, against the following actions or proposals (other than the transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving Company; (B) any sale, lease or transfer of a material amount of the assets of Company, or a reorganization, recapitalization, dissolution or liquidation of Company; (C) any change in the persons who constitute the board of directors of Company that is not approved in advance by at least a majority of the persons who were directors of Company as of the date of this Agreement (or their successors who were so approved); (D) any material change in the present capitalization of Company or any amendment of Company's certificate of incorporation or bylaws not otherwise permitted under the Merger Agreement; or (E) any other action or proposal involving Company that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay, postpone, or adversely affect the transactions contemplated by the Merger Agreement. Any such vote shall be cast or consent shall be given in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Holder agrees not to enter into any contract or other agreement with any person that violates or conflicts with or could reasonably be expected to violate or conflict with the provisions and agreements contained in this Agreement or the Merger Agreement. For the avoidance of doubt, this Agreement is intended to constitute a voting agreement entered into under Section 218(a) of the Delaware General Corporation Law for the duration of the Voting Period.

        Notwithstanding anything to the contrary contained in this Agreement, Parent understands and acknowledges that Holder will have no obligation as a result of this Agreement to exercise stock options or other derivative securities exercisable for, or exchangeable or convertible into, shares of Common Stock.

        (b)    Grant of Irrevocable Proxy.    Holder hereby appoints Parent and any designee of Parent, and each of them individually, such Holder's proxy and attorney-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the Voting Period with respect to Holder's Subject Shares in accordance with Section l(a). This proxy is given to secure the performance of the duties of Holder under this Agreement. Holder shall promptly cause a copy of this Agreement to be deposited with Company at its principal place of business. Holder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy.

        (c)    Nature of Irrevocable Proxy.    The proxy and power of attorney granted pursuant to Section 1(b) by Holder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke all prior proxies granted by Holder. The power of attorney granted herein is a durable power of attorney and shall survive the dissolution or bankruptcy of Holder. For the avoidance of doubt, the proxy and power of attorney is granted pursuant to Section 212(b) of the Delaware General Corporation Law, is coupled with an interest and is granted to Parent a party to this voting agreement which is created under Section 218(a) of the Delaware General Corporation Law and is intended to be valid during the Voting Period.

2.    Restriction on Transfer.    Except for pledges in existence as of the date hereof, Holder agrees that, except as contemplated by the terms of this Agreement, Holder shall not (i) sell, transfer, tender, assign or otherwise dispose of any of Holder's Subject Shares; or (ii) take any action that would have the effect of preventing, impeding, interfering with or adversely affecting in any material respect Holder's ability to perform Holder's obligations under this Agreement. Notwithstanding the foregoing, nothing herein shall prevent Holder from, (i) subject to compliance with applicable proxy rules and exemptions therefrom, assigning or transferring any Subject Shares beneficially owned by Holder to any investment partnership, trust, estate, family partnership, foundation (whether family, private or public) charitable organization or other third party (a "Permitted Transferee") if such Permitted Transferee agrees in writing to hold any Subject Shares subject to all of the provisions of this Agreement as Holder hereunder, or (ii) tendering or exchanging any of Holder's Subject Shares in a tender offer or

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exchange offer if there has been an Adverse Recommendation Change pursuant to Section 5.8(d) of the Merger Agreement which remains in effect at the time of such tender or exchange.

3.    Representations and Warranties of Holders.    Holder hereby represents and warrants to Parent as follows:

        (a)    Due Authority.    Holder is duly organized and validly existing under the laws of the jurisdiction of its organization, and Holder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Holder have been duly authorized by all necessary action on the part of Holder, and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes a valid and binding obligation of Holder, enforceable against Holder in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by equitable principles.

        (b)    Ownership of Shares.    Holder legally or beneficially owns (within the definition of Rule 13d-3 under the Exchange Act) the number of shares of Capital Stock set forth beneath Holder's name on the signature page hereto. The number of shares of Capital Stock set forth beneath Holder's name on the signature page hereto are all of the shares of Capital Stock legally or beneficially owned by Holder. Holder has sole voting power and sole power of disposition, in each case with respect to all of the shares of Capital Stock set forth beneath Holder's name on the signature page hereto, with no limitations, qualifications or restrictions on such rights, subject only to applicable securities laws and the terms of this Agreement and as otherwise noted on the signature page hereto. Also set forth on the signature page hereto is the number of shares of Capital Stock issuable upon the exercise of options or warrants held by Holder.

        (c)    No Conflicts.    (i) No filing with any governmental authority, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by Holder and the consummation by Holder of the transactions contemplated hereby (it being understood that nothing herein shall prevent Holder's compliance with Section 13(d) of the Exchange Act) and (ii) none of the execution and delivery of this Agreement by Holder, the consummation by Holder of the transactions contemplated hereby or compliance by Holder with any of the provisions hereof shall (A) result in, or give rise to, a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which Holder is a party or by which Holder or any of Holder's Subject Shares or assets may be bound, or (B) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation which could reasonably be expected to adversely affect Holder's ability to perform Holder's obligations under this Agreement.

        (d)    Reliance by Parent.    Holder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by Holder.

4.    Representations and Warranties of Parent.    Parent hereby represents and warrants to Holder as follows:

        (a)    Due Organization, etc.    Parent is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation. Parent has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Parent has been duly authorized by all necessary action on the part of Parent and, assuming the due authorization, execution and delivery by Holder, constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

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        (b)    Conflicts.    (i) No filing with any governmental authority, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by Parent and the consummation by Parent of the transactions contemplated hereby (other than compliance with provisions of the Exchange Act and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) and (ii) none of the execution and delivery of this Agreement by Parent, the consummation by Parent of the transactions contemplated hereby shall (A) conflict with or result in any breach of the organizational documents of Parent, (B) result in a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which Parent is a party or by which Parent or any of its assets may be bound, or (C) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation which could reasonably be expected to adversely affect Parent's ability to perform its obligations under this Agreement.

        (c)    Reliance by Holder.    Parent understands and acknowledges that Holder is entering into this Agreement in reliance upon the execution and delivery of the Merger Agreement by Parent.

5.    Miscellaneous.

        (a)    Holder Capacity.    Parent and Holder acknowledge that Holder is not making any agreement or understanding herein in any capacity other than in Holder's capacity as a stockholder of the Company. Holder executes this Agreement solely in Holder's capacity as the record holder or beneficial owner of Holder's Subject Shares. If Holder or any of its affiliates, employees or agents is or becomes a director or officer of the Company during the term of this Agreement, nothing herein shall limit or affect any actions previously or hereafter taken by such person as an officer or director of Company. Without limiting the foregoing, nothing in this Agreement shall limit or affect the ability of a director or officer of Company to take any action as may be advisable or necessary in the discharge of his or her fiduciary duties as such director or officer nor shall Holder be deemed to have breached any provision hereof as a result of any such action, and without regard to whether he or she is, without limitation, (i) a trustee or co-trustee of one or more Holders, (ii) an officer, consultant or other representative of a trustee or co-trustee of one or more Holders, or (iii) a beneficiary of one or more Holders.

        (b)    Publication.    Holder and Parent each hereby agrees and acknowledges that each of Holder, Parent and Company may be required to publish and disclose in their respective filings with the Securities and Exchange Commission and any proxy statement or other documents required or desirable in connection with the Merger Holder's identity and ownership of shares of Capital Stock and the nature of Holder's commitments, arrangements, and understandings pursuant to this Agreement.

        (c)    Further Actions.    Each of the parties hereto agrees that it will use its reasonable efforts to do all things necessary to effectuate this Agreement.

        (d)    Entire Agreement.    This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein and supersedes all prior agreements and understandings, oral and written, with respect thereto.

        (e)    Binding Effect; Benefit; Assignment.    This Agreement shall inure to the benefit of and be binding upon the parties hereto and their Permitted Transferees and successors. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of each of the other parties. Nothing in this Agreement, expressed or implied, is intended to confer on any person, other than the parties hereto, any rights or remedies.

        (f)    Amendments, Waivers, etc.    This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by all of the relevant parties hereto.

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        (g)    Specific Enforcement.    The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

        (h)    Remedies Cumulative.    All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

        (i)    No Waiver.    The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

        (j)    Governing Law; Waiver of Jury Trial.    THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

        (k)    Headings.    The descriptive headings of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

        (l)    Counterparts; Facsimiles.    This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument. A signature transmitted by facsimile shall be treated for all purposes by the parties hereto as an original, shall be binding upon the party transmitting such signature without limitation.

        (m)    No Ownership Interest.    Nothing contained in this Agreement shall otherwise be deemed to vest in Parent any direct or indirect ownership interest in or with respect to any Subject Shares. Except as otherwise provided in this Agreement, all other rights, ownership and economic benefits of and relating to the Subject Shares shall remain with and belong to Holder, and Parent shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of Company or exercise any power or authority to direct Holder in the voting of any of the Subject Shares.

        (n)    Termination.    This Agreement shall terminate, and neither Parent nor Holder shall have any rights or obligations hereunder, and this Agreement shall immediately become null and void and have no effect upon the earliest to occur of (i) the mutual consent of Parent and Holder in writing, (ii) the Effective Time (iii) the termination of the Merger Agreement pursuant to Article VII thereof, (iv) the End Date (determined without regard to any amendment to the Merger Agreement), (v) an amendment to the Merger Agreement that reduces or otherwise changes the form of the Merger Consideration to which the Company Stockholders would have been entitled, or (vi) there has been an Adverse Recommendation Change pursuant to Section 5.8(d) of the Merger Agreement which remains in effect and is not withdrawn for a period of 30 days; provided, further, that termination of this

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Agreement shall not prevent any party hereunder from seeking any remedies (at law or in equity) against any other party hereto for such party's willful breach of any of the terms of this Agreement. Notwithstanding the foregoing, the provisions of Sections 5(d), 5(e), 5(h) and 5(j) shall survive the termination of this Agreement for any reason.

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        IN WITNESS WHEREOF, this Agreement is executed as of the date first stated above.

RCN Corporation, a Delaware corporation
By:

Name:

Title:

Signature Page to Support Agreement

HOLDER
Signature:	/s/ KAREN SINGER
Printed Name:	Karen Singer Trustee for Singer Children Mgmt Trust
Number of Shares of Common Stock owned:
3,856,910
Number of Shares of Common Stock issuable upon exercise of options or warrants held:

Number of Shares of Preferred Stock owned:
699,099
Number of Shares of Preferred Stock issuable upon exercise of options or warrants held:

Signature Page to Support Agreement

SUPPORT AGREEMENT

        This SUPPORT AGREEMENT (this "Agreement"), dated as of June 24, 2007, is by and between RCN Corporation, a Delaware corporation ("Parent"), and the undersigned holder (the "Holder") of shares or options or warrants to acquire shares of capital stock of NEON Communications Group, Inc., a Delaware corporation ("Company"). Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement referenced below.

RECITALS

        A.    Concurrently with the execution of this Agreement, Parent, Company and Raven Acquisition Corporation, a Delaware corporation and a direct and wholly-owned subsidiary of Parent ("Merger Sub"), have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement," which term shall not include any amendment to the Merger Agreement that decreases the Merger Consideration or changes the form of the Merger Consideration, in either case without the consent of the Holder), pursuant to which Merger Sub will merge (the "Merger") with and into Company, with Company surviving the Merger, on the terms and subject to the conditions set forth in the Merger Agreement;

        B.    As of the date hereof, Holder "beneficially owns" (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) and Holder is entitled to dispose of (or to direct the disposition of) and to vote (or to direct the voting of) the number of shares of common stock, par value $0.01 per share, of Company (the "Common Stock") and the number of shares of 6% Series A Cumulative Convertible Preferred Stock, par value $0.01 per share, of Company (the "Preferred Stock", and together with the Common Stock, the "Capital Stock") as set forth beneath the Holder's name on the signature page hereto, as such shares of Capital Stock may be adjusted by stock dividend, stock split, recapitalization, combination, merger, consolidation, reorganization or other change in the capital structure of Company (such shares of Capital Stock, together with any additional shares of Capital Stock the voting power over which is acquired by Holder, including, without limitation, upon the exercise or conversion of additional options, warrants and other rights to acquire shares of Capital Stock, during the period from and including the date hereof through and including the date on which this Agreement is terminated in accordance with its terms, are collectively referred to herein as Holder's "Subject Shares");

        C.    Holder acknowledges and agrees that it is a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement that Holder enters into this Agreement, and Holder acknowledges that the entry into the Merger Agreement by Parent and Merger Sub constitutes good and sufficient consideration for Holder's obligations under this Agreement.

        NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

1.    Voting Agreement And Irrevocable Proxy.

        (a)    Agreement to Vote the Subject Shares.    Holder, solely in Holder's capacity as a stockholder of Company, hereby agrees that during the period commencing on the date hereof and continuing until the termination of this Agreement in accordance with Section 5(n) (such period, the "Voting Period"), at any meeting (or any adjournment or postponement thereof) of the holders of any class or classes of the Capital Stock of Company, however called, or in connection with any written consent of the holders of any class or classes of the Capital Stock, Holder shall vote (or cause to be voted) Holder's Subject Shares (to the extent such Subject Shares are entitled to vote) (i) unless there has been an Adverse Recommendation Change pursuant to Section 5.8(d) of the Merger Agreement which remains in effect at the time of such vote, in favor of the Merger and the approval and adoption of the terms of the Merger Agreement and each of the other transactions contemplated by the Merger Agreement (and any actions required in furtherance thereof) and (ii) except as otherwise agreed to in writing in advance

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by Parent, against the following actions or proposals (other than the transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving Company; (B) any sale, lease or transfer of a material amount of the assets of Company, or a reorganization, recapitalization, dissolution or liquidation of Company, (C) any change in the persons who constitute the board of directors of Company that is not approved in advance by at least a majority of the persons who were directors of Company as of the date of this Agreement (or their successors who were so approved); (D) any material change in the present capitalization of Company or any amendment of Company's certificate of incorporation or bylaws not otherwise permitted under the Merger Agreement; or (E) any other action or proposal involving Company that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay, postpone, or adversely affect the transactions contemplated by the Merger Agreement. Any such vote shall be cast or consent shall be given in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Holder agrees not to enter into any contract or other agreement with any person that violates or conflicts with or could reasonably be expected to violate or conflict with the provisions and agreements contained in this Agreement or the Merger Agreement. For the avoidance of doubt, this Agreement is intended to constitute a voting agreement entered into under Section 218(a) of the Delaware General Corporation Law for the duration of the Voting Period.

        Notwithstanding anything to the contrary contained in this Agreement, Parent understands and acknowledges that Holder will have no obligation as a result of this Agreement to exercise stock options or other derivative securities exercisable for, or exchangeable or convertible into, shares of Common Stock.

        (b)    Grant of Irrevocable Proxy.    Holder hereby appoints Parent and any designee of Parent, and each of them individually, such Holder's proxy and attorney-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the Voting Period with respect to Holder's Subject Shares in accordance with Section 1(a). This proxy is given to secure the performance of the duties of Holder under this Agreement. Holder shall promptly cause a copy of this Agreement to be deposited with Company at its principal place of business. Holder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy.

        (c)    Nature of Irrevocable Proxy.    The proxy and power of attorney granted pursuant to Section 1(b) by Holder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke all prior proxies granted by Holder. The power of attorney granted herein is a durable power of attorney and shall survive the dissolution or bankruptcy of Holder. For the avoidance of doubt, the proxy and power of attorney is granted pursuant to Section 212(b) of the Delaware General Corporation Law, is coupled with an interest and is granted to Parent a party to this voting agreement which is created under Section 218(a) of the Delaware General Corporation Law and is intended to be valid during the Voting Period.

2.    Restriction on Transfer.    Except for pledges in existence as of the date hereof, Holder agrees that, except as contemplated by the terms of this Agreement, Holder shall not (i) sell, transfer, tender, assign or otherwise dispose of any of Holder's Subject Shares; or (ii) take any action that would have the effect of preventing, impeding, interfering with or adversely affecting in any material respect Holder's ability to perform Holder's obligations under this Agreement. Notwithstanding the foregoing, nothing herein shall prevent Holder from, (i) subject to compliance with applicable proxy rules and exemptions therefrom, assigning or transferring any Subject Shares beneficially owned by Holder to any investment partnership, trust, estate, family partnership, foundation (whether family, private or public) charitable organization or other third party (a "Permitted Transferee") if such Permitted Transferee agrees in writing to hold any Subject Shares subject to all of the provisions of this Agreement as Holder hereunder, or (ii) tendering or exchanging any of Holder's Subject Shares in a tender offer or

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exchange offer if there has been an Adverse Recommendation Change pursuant to Section 5.8(d) of the Merger Agreement which remains in effect at the time of such tender or exchange.

3.    Representations and Warranties of Holders.    Holder hereby represents and warrants to Parent as follows:

        (a)    Due Authority.    Holder is duly organized and validly existing under the laws of the jurisdiction of its organization, and Holder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Holder have been duly authorized by all necessary action on the part of Holder, and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes a valid and binding obligation of Holder, enforceable against Holder in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by equitable principles.

        (b)    Ownership of Shares.    Holder legally or beneficially owns (within the definition of Rule 13d-3 under the Exchange Act) the number of shares of Capital Stock set forth beneath Holder's name on the signature page hereto. The number of shares of Capital Stock set forth beneath Holder's name on the signature page hereto are all of the shares of Capital Stock legally or beneficially owned by Holder. Holder has sole voting power and sole power of disposition, in each case with respect to all of the shares of Capital Stock set forth beneath Holder's name on the signature page hereto, with no limitations, qualifications or restrictions on such rights, subject only to applicable securities laws and the terms of this Agreement and as otherwise noted on the signature page hereto. Also set forth on the signature page hereto is the number of shares of Capital Stock issuable upon the exercise of options or warrants held by Holder.

        (c)    No Conflicts.    (i) No filing with any governmental authority, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by Holder and the consummation by Holder of the transactions contemplated hereby (it being understood that nothing herein shall prevent Holder's compliance with Section 13(d) of the Exchange Act) and (ii) none of the execution and delivery of this Agreement by Holder, the consummation by Holder of the transactions contemplated hereby or compliance by Holder with any of the provisions hereof shall (A) result in, or give rise to, a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which Holder is a party or by which Holder or any of Holder's Subject Shares or assets may be bound, or (B) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation which could reasonably be expected to adversely affect Holder's ability to perform Holder's obligations under this Agreement.

        (d)    Reliance by Parent.    Holder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by Holder.

4.    Representations and Warranties of Parent.    Parent hereby represents and warrants to Holder as follows:

        (a)    Due Organization, etc.    Parent is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation. Parent has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Parent has been duly authorized by all necessary action on the part of Parent and, assuming the due authorization, execution and delivery by Holder, constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

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        (b)    Conflicts.    (i) No filing with any governmental authority, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by Parent and the consummation by Parent of the transactions contemplated hereby (other than compliance with provisions of the Exchange Act and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) and (ii) none of the execution and delivery of this Agreement by Parent, the consummation by Parent of the transactions contemplated hereby shall (A) conflict with or result in any breach of the organizational documents of Parent, (B) result in a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which Parent is a party or by which Parent or any of its assets may be bound, or (C) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation which could reasonably be expected to adversely affect Parent's ability to perform its obligations under this Agreement.

        (c)    Reliance by Holder.    Parent understands and acknowledges that Holder is entering into this Agreement in reliance upon the execution and delivery of the Merger Agreement by Parent.

5.    Miscellaneous.

        (a)    Holder Capacity.    Parent and Holder acknowledge that Holder is not making any agreement or understanding herein in any capacity other than in Holder's capacity as a stockholder of the Company. Holder executes this Agreement solely in Holder's capacity as the record holder or beneficial owner of Holder's Subject Shares. If Holder or any of its affiliates, employees or agents is or becomes a director or officer of the Company during the term of this Agreement, nothing herein shall limit or affect any actions previously or hereafter taken by such person as an officer or director of Company. Without limiting the foregoing, nothing in this Agreement shall limit or affect the ability of a director or officer of Company to take any action as may be advisable or necessary in the discharge of his or her fiduciary duties as such director or officer nor shall Holder be deemed to have breached any provision hereof as a result of any such action, and without regard to whether he or she is, without limitation, (i) a trustee or co- trustee of one or more Holders, (ii) an officer, consultant or other representative of a trustee or co-trustee of one or more Holders, or (iii) a beneficiary of one or more Holders.

        (b)    Publication.    Holder and Parent each hereby agrees and acknowledges that each of Holder, Parent and Company may be required to publish and disclose in their respective filings with the Securities and Exchange Commission and any proxy statement or other documents required or desirable in connection with the Merger Holder's identity and ownership of shares of Capital Stock and the nature of Holder's commitments, arrangements, and understandings pursuant to this Agreement.

        (c)    Further Actions.    Each of the parties hereto agrees that it will use its reasonable efforts to do all things necessary to effectuate this Agreement.

        (d)    Entire Agreement.    This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein and supersedes all prior agreements and understandings, oral and written, with respect thereto.

        (e)    Binding Effect; Benefit; Assignment.    This Agreement shall inure to the benefit of and be binding upon the parties hereto and their Permitted Transferees and successors. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of each of the other parties. Nothing in this Agreement, expressed or implied, is intended to confer on any person, other than the parties hereto, any rights or remedies.

        (f)    Amendments, Waivers, etc.    This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by all of the relevant parties hereto.

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        (g)    Specific Enforcement.    The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

        (h)    Remedies Cumulative.    All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

        (i)    No Waiver.    The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

        (j)    Governing Law; Waiver of Jury Trial.    THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

        (k)    Headings.    The descriptive headings of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

        (l)    Counterparts; Facsimiles.    This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument. A signature transmitted by facsimile shall be treated for all purposes by the parties hereto as an original, shall be binding upon the party transmitting such signature without limitation.

        (m)    No Ownership Interest.    Nothing contained in this Agreement shall otherwise be deemed to vest in Parent any direct or indirect ownership interest in or with respect to any Subject Shares. Except as otherwise provided in this Agreement, all other rights, ownership and economic benefits of and relating to the Subject Shares shall remain with and belong to Holder, and Parent shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of Company or exercise any power or authority to direct Holder in the voting of any of the Subject Shares.

        (n)    Termination.    This Agreement shall terminate, and neither Parent nor Holder shall have any rights or obligations hereunder, and this Agreement shall immediately become null and void and have no effect upon the earliest to occur of (i) the mutual consent of Parent and Holder in writing, (ii) the Effective Time (iii) the termination of the Merger Agreement pursuant to Article VII thereof, (iv) the End Date (determined without regard to any amendment to the Merger Agreement), (v) an amendment to the Merger Agreement that reduces or otherwise changes the form of the Merger Consideration to which the Company Stockholders would have been entitled, or (vi) there has been an Adverse Recommendation Change pursuant to Section 5.8(d) of the Merger Agreement which remains in effect and is not withdrawn for a period of 30 days; provided, further, that termination of this

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Agreement shall not prevent any party hereunder from seeking any remedies (at law or in equity) against any other party hereto for such party's willful breach of any of the terms of this Agreement. Notwithstanding the foregoing, the provisions of Sections 5(d), 5(e), 5(h) and 5(j) shall survive the termination of this Agreement for any reason.

[Remainder of page left intentionally blank]

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        IN WITNESS WHEREOF, this Agreement is executed as of the date first stated above.

RCN Corporation, a Delaware corporation
By:

Name:

Title:

Signature Page to Support Agreement

LC Capital Master Fund, Ltd.
Signature:	/s/ STEVEN G. LAMPE
Printed Name:	Steven G. Lampe, Managing Member of General Partner
Number of Shares of Common Stock owned:
5,142,111
Number of Shares of Common Stock issuable upon exercise of options or warrants held:
22,727
Number of Shares of Preferred Stock owned;
462,462
Number of Shares of Preferred Stock issuable upon exercise of options or warrants held:

Signature Page to Support Agreement

Annex C

The Bank Street Group LLC One Canterbury Green 201 Broad Street, 4th Floor Stamford, CT 06901	Tel: (203) 252-2800 Fax: (203) 252-2810 www.BankStreetGroup.com

June 24, 2007

Board of Directors
NEON Communications Group, Inc.
2200 West Park Drive
Westborough, MA 01581

Gentlemen:

        We understand that NEON Communications Group, Inc., a Delaware corporation (the "Company"), RCN Corporation, a Delaware corporation ("Parent") and Raven Acquisition Corp., a Delaware corporation ("Buyer"), will enter into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Buyer would be merged with the Company in a merger ("the Merger"), with the Company to be the surviving company of the Merger as a wholly-owned subsidiary of Parent. Pursuant to the Merger Agreement, (i) each issued and outstanding share of common stock, par value $0.01 per share, of the Company ("the Common Stock") (other than as provided in clause (iv) below) would be cancelled and converted into the right to receive $5.25 per share in cash subject to a decrease of up to $0.10 per share in the event the Company's aggregate consolidated revenue for the three months prior to the consummation of the Merger is less than an amount specified in the Merger Agreement (the "Price Reduction"), without interest thereon (the "Common Stock Merger Consideration"), (ii) each issued and outstanding share of 6% Series A Cumulative Convertible Preferred Stock, par value $0.01 per share, of the Company (the "Preferred Stock" and together with the Common Stock, the "Capital Stock") (other than as provided in clause (iv) below) would be cancelled and converted into the right to receive $5.25 per share in cash, subject to the Price Reduction, without interest thereon (the "Preferred Stock Merger Consideration" and together with Common Stock Merger Consideration, the "Merger Consideration"), (iii) each outstanding option to acquire Common Stock (the "Company Options"), whether or not such Company Options are vested and exercisable, would be cancelled and converted into the right to receive an amount in cash equal to the excess, if any, of the stated dollar amount of the Common Stock Merger Consideration over the applicable exercise price per share of the Company Option, less any withholding taxes described in the Merger Agreement, without interest thereon (the "Option Amount") and (iv) each share of Capital Stock held by Parent, Buyer, any subsidiary of Parent, the Company or any subsidiary of the Company would be cancelled without any payment or distribution and the Dissenting Shares (as such term is defined in the Merger Agreement) would only be entitled to such rights as are granted by Section 262 of the Delaware General Corporation Law.

Mergers & Acquisitions -- Private Placements -- Restructuring -- General Financial Advisory

        You have asked us to render our opinion as to whether the Merger Consideration is fair, from a financial point of view, to the stockholders of the Company, taken as a whole.

        In the course of performing our review and analyses for rendering this opinion, we have:

  •
  reviewed a draft Merger Agreement, dated June 22, 2007;

  •
  reviewed the Company's audited financial statements for the fiscal years ended September 30, 2004, 2005 and 2006 and the Company's unaudited interim financial statements for the six-month period ended March 31, 2007;

  •
  reviewed certain operating and financial information, including projections for the five years ended December 31, 2011, provided to us by the Company's management relating to the Company's business and prospects;

  •
  met with certain members of the Company's senior management to discuss the Company's business, operations, historical and projected financial results and prospects;

  •
  reviewed publicly available financial data, stock market performance data and trading multiples of companies which we deemed generally comparable to the Company;

  •
  reviewed the terms of recent mergers and acquisitions of companies which we deemed generally comparable to the Company and the Merger;

  •
  participated in certain discussions and negotiations between representatives of the Company and Parent; and

  •
  conducted such other studies, analyses, inquiries and investigations as we deemed appropriate.

        We have relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information, including without limitation the projections, provided to us by the Company. With respect to the Company's projected financial results, we have relied on representations that they have been reasonably prepared and reflect the best currently available estimates and judgments of the senior management of the Company as to the expected future performance of the Company. We have not assumed any responsibility for the independent verification of any such information or of the projections provided to us, and we have further relied upon the assurances of the senior management of the Company that they are unaware of any facts that would make the information and projections provided to us incomplete or misleading. We have also assumed that the final form of the Merger Agreement will be substantially similar to the last draft reviewed by us.

        In arriving at our opinion, we have not performed or obtained any independent appraisal of the assets or liabilities (contingent or otherwise) of the Company, nor have we been furnished with any such appraisals. We are not legal, tax or regulatory advisors and have relied upon, without independent verification, the assessment of the Company and its legal, tax and regulatory advisors with respect to such issues.

        In the ordinary course of business, we and our affiliates may actively trade equity and debt securities and/or bank debt of the Company and/or Parent for our account and for the account of our customers and accordingly, may at any time hold a long or short position in such securities or bank debt.

        We are acting as financial advisor to the Company in connection with the Merger and will receive a fee from the Company for our services, a portion of which is contingent upon delivery of this opinion and a significant portion of which is contingent upon consummation of the Merger. In addition, the Company has agreed to reimburse certain of our expenses and indemnify us against certain liabilities arising out of our engagement. We have, in the past, provided financial advisory and financing services to the Company and may continue to do so and have received, and may receive, fees for the rendering of such services.

        It is understood that this opinion is intended for the benefit and use of the Board of Directors of the Company and does not constitute a recommendation to the Board of Directors of the Company or any holders of Capital Stock as to how to vote in connection with the Merger. In addition, you have not asked us to address, and this opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of the Company, other than the holders of the Capital Stock. This opinion does not address the Company's underlying business decision to pursue the Merger, the relative merits of the Merger as compared to any alternative business strategies that might exist for the Company or the effects of any other transaction in which the Company might engage. This opinion is not to be used for any other purpose, or be reproduced, disseminated, quoted from or referred to at any time, in whole or in part, without our prior written consent; provided, however, that this opinion as well as a customary summary hereof and of the analysis undertaken by us may be included in its entirety in any proxy statement to be distributed to the holders of the Capital Stock in connection with the Merger. Our opinion is subject to the assumptions and conditions contained herein and is necessarily based on economic, market and other conditions, and the information made available to us, as of the date hereof. We assume no responsibility for updating or revising our opinion based on circumstances or events occurring after the date hereof.

        Based on and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration is fair, from a financial point of view, to the stockholders of the Company, taken as a whole.

                      Very truly yours,

                      THE BANK STREET GROUP LLC

Annex D

SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW

        § 262. Appraisal Rights.    (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to §228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

          (1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

          (2)   Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a.     Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b.     Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

            c.     Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

            d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

        (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

        (d)   Appraisal rights shall be perfected as follows:

          (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2)   If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

        (h)   After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the

Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

PROXY

NEON COMMUNICATIONS GROUP, INC.

Proxy for the Special Meeting of Stockholders on

November 6, 2007

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Ted S. Lodge and Gene M. Bauer, and each of them individually, as the attorneys and proxies of the undersigned, with full power of substitution, to appear and to vote all shares of common stock, par value $.01 per share ("Common Stock"), and 6% Series A cumulative convertible preferred stock, par value $.01 per share ("Preferred Stock"), of NEON Communications Group, Inc. (the "Company") which the undersigned is entitled to vote at the special meeting of stockholders of the Company to be held on November 6, 2007, at 10:00 a.m. local time, at the Company's headquarters at 2200 West Park Drive, Westborough, Massachusetts 01581, and at any adjournments thereof, upon the matters set forth in the Notice of Special Meeting of Stockholders and Proxy Statement dated October 1, 2007, a copy of which has been received by the undersigned.

CONTINUED AND TO BE MARKED, DATED AND SIGNED ON REVERSE SIDE

YOUR VOTE IS IMPORTANT. YOU ARE URGED TO DATE, SIGN AND PROMPTLY
RETURN THIS PROXY IN THE ENVELOPE PROVIDED.

SEE REVERSE SIDE

☒
Please mark votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR ITEMS 1 and 2

		FOR	AGAINST	ABSTAIN
1.	The adoption of the Agreement and Plan of Merger dated as of June 24, 2007, by and among RCN Corporation, Raven Acquisition Corporation, a direct wholly-owned subsidiary of RCN, and the Company, providing for a merger in which each share of Common Stock and Preferred Stock of the Company, will be converted into the right to receive between $5.15 and $5.25 per share in cash, without interest (the "Merger") and the approval of the Merger.	☐	☐	☐
2.	The adjournment of the special meeting to a later time, if necessary, to solicit additional proxies in favor of the proposal to adopt the Merger Agreement and approve the Merger.	☐	☐	☐
3.	The proxies are authorized to act and vote upon in their discretion such other business, if any, as may properly come before the special meeting or any adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NEON COMMUNICATIONS GROUP, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF THE MERGER AGREEMENT AND APPROVAL OF THE MERGER AND FOR THE PROPOSAL TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES. THE PROXIES ARE AUTHORIZED TO ACT AND VOTE UPON IN THEIR DISCRETION SUCH OTHER MATTERS, IF ANY, AS MAY PROPERLY BE BROUGHT BEFORE THE SPECIAL MEETING.

  ☐
  MARK HERE IF YOU PLAN TO ATTEND THE MEETING

  ☐
  MARK HERE FOR ADDRESS CHANGE AND NOTE IT BELOW

If you are signing as attorney, executor, trustee or guardian, then please give your full title as such. If your shares are held jointly, then each owner should sign.

Signature	Date

Signature	Date